                              GE FUNDS

GE Funds (the "Trust") is an open-end management investment company that offers a selection of diversified managed investment funds (each a "Fund" and collectively the "Funds"), each having a distinct investment objective that it seeks by following distinct investment policies. The Trust is currently comprised of ten series, two of which (GE Mid-Cap Growth Fund and GE International Fixed Income Fund) are not presently being offered. This Prospectus describes the following eight Funds currently offered by the
Trust:
        * GE U.S. EQUITY FUND'S investment objective is long-term growth of capital which the Fund seeks to achieve through investment primarily in equity securities of U.S. companies.
        * GE GLOBAL EQUITY FUND'S investment objective is long-term growth of capital which the Fund seeks to achieve by investing primarily in foreign equity securities.
        * GE INTERNATIONAL EQUITY FUND'S investment objective is long-term growth of capital which the Fund seeks to achieve by investing primarily in foreign equity securities.
        * GE STRATEGIC INVESTMENT FUND'S investment objective is to maximize total return which the Fund seeks to achieve by following an asset allocation strategy contemplating shifts among a range of investments.
        * GE TAX-EXEMPT FUND'S investment objective is to seek as high a level of current income exempt from federal income taxation as is consistent with prudent investment management and preservation of capital by investing in municipal obligations (as defined in the Prospectus).
        * GE FIXED INCOME FUND'S investment objective is to seek maximum income consistent with prudent investment management and the preservation of capital, which objective the Fund seeks to achieve by investing in fixed income securities.
        * GE SHORT-TERM GOVERNMENT FUND'S investment objective is to seek a high level of income consistent with prudent investment management and the preservation of capital, which objective the Fund seeks to achieve by investing at least 65% of its total assets in government securities (as defined in the Prospectus).
        * GE MONEY MARKET FUND'S investment objective is to seek a high level of current income consistent with the preservation of capital and maintenance of liquidity, which objective the Fund seeks to achieve by investing in a defined group of short-term, U.S. dollar denominated money market instruments.

This Prospectus briefly sets forth certain information about the Funds and the Trust, including shareholder servicing and distribution fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


AN INVESTMENT IN GE MONEY MARKET FUND AND GE SHORT-TERM
GOVERNMENT FUND IS
NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.
ADDITIONALLY, NO
ASSURANCE CAN BE GIVEN THAT GE MONEY MARKET FUND WILL BE ABLE TO
MAINTAIN A
STABLE NET ASSET VALUE OF $1.00 PER SHARE.

SHARES OF THE FUNDS ARE NOT DEPOSITS WITH OR OBLIGATIONS OF ANY
FINANCIAL
INSTITUTION, ARE NOT GUARANTEED OR ENDORSED BY ANY FINANCIAL
INSTITUTION OR
ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT
AGENCY.

Additional information about the Funds and the Trust, contained in a Statement of Additional Information dated the same date as this Prospectus, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling the Trust at the telephone number listed below or by contacting the Trust at the address listed below. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus.

                     GE INVESTMENT MANAGEMENT INCORPORATED
                     Investment Adviser and Administrator
        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
          THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
            SECURITIES COMMISSION NOR HAS THE SECURITIES AND
              EXCHANGE COMMISSION OR ANY STATE SECURITIES
                COMMISSION PASSED UPON THE ACCURACY OR
                   ADEQUACY OF THIS PROSPECTUS. ANY
                    REPRESENTATION TO THE CONTRARY
                         IS A CRIMINAL OFFENSE.

    PROSPECTUS
    JANUARY 26, 1996
    TABLE OF CONTENTS
    Expense Information        2
    The Multiple
      Distribution System      11
    Investment Objectives
      and Management
      Policies........        11
    Management of
      the Trust.......        28
    Purchase of Shares        31
    Retirement Plans..        35
    Redemption of Shares      36
    Exchange Privilege        39
    Net Asset Value...        39
    Dividends, Distributions
      and Taxes.......        40
    Custodian and
      Transfer Agent..        42
    Distributor.......        42


    The Funds'
      Performance.....        42
    Further Information:
      Certain Investment
      Techniques
      and Strategies..        46
    Additional Matters        51



    3003 Summer Street
    Stamford, Connecticut 06905
    (203)326-4040

EXPENSE INFORMATION
The purpose of the following table is to assist an investor in understanding the expenses that an investor in the Funds will bear directly or indirectly, based upon the maximum sales charge or maximum contingent deferred sales charge that may be incurred at the time of purchase and redemption and each particular Fund's operating expenses for the most recent year.

FEE TABLE

                                                                GE
                                   GE             GE           Inter-             GE
                                  U.S.          Global        national        Strategic
                                 Equity         Equity         Equity        Investment
                                  Fund           Fund           Fund           Fund
                                _______        _______        _______         _______
Shareholder Transaction
  Expenses
Maximum Sales Load Imposed
on Purchases of Shares (as a
percentage of offering price):
Class A**                       4.75%           4.75%          4.75%           4.75%
Class B                          None            None           None           None
Class C                          None            None           None           None
Class D                          None            None           None           None
Maximum Sales Load Imposed
on Reinvested Dividends (as a
percentage of offering price):
Class A                          None            None           None           None
Class B                          None            None           None           None
Class C                          None            None           None           None
Class D                          None            None           None           None
Maximum Contingent Deferred
Sales Load (as a percentage of
redemption proceeds):
Class A***                      1.00%           1.00%          1.00%          1.00%
Class B**                       4.00%           4.00%          4.00%          4.00%
Class C                          None            None           None           None
Class D                          None            None           None           None
Redemption Fees (as a percent-
age of amount redeemed):
Class A                          None            None           None           None
Class B                          None            None           None           None
Class C                           one            None           None           None
Class D                          None            None           None           None
Maximum Exchange Fee:
Class A                          None            None           None           None
Class B                          None            None           None           None
Class C                          None            None           None           None
Class D                          None            None           None           None




                                  GE            GE              GE              GE
                                 Tax-          Fixed        Short-Term         Money
                                Exempt         Income       Government        Market
                                 Fund           Fund           Fund            Fund*
                                _______        _______        _______         _______
Shareholder Transaction
  Expenses
Maximum Sales Load Imposed
on Purchases of Shares (as a
percentage of offering price):
Class A**                        4.25%          4.25%          2.50%             N/A
Class B                           None           None           None             N/A
Class C                           None           None           None             N/A
Class D                           None           None           None             N/A
Maximum Sales Load Imposed
on Reinvested Dividends (as a
percentage of offering price):
Class A                           None           None           None             N/A
Class B                           None           None           None             N/A
Class C                           None           None           None             N/A
Class D                           None           None           None             N/A
Maximum Contingent Deferred
Sales Load (as a percentage of
redemption proceeds):
Class A***                       1.00%          1.00%          1.00%             N/A
Class B**                        3.00%          3.00%          3.00%             N/A
Class C                           None           None           None             N/A
Class D                           None           None           None             N/A
Redemption Fees (as a percent-
age of amount redeemed):
Class A                           None           None           None             N/A
Class B                           None           None           None             N/A
Class C                           None           None           None             N/A
Class D                           None           None           None             N/A
Maximum Exchange Fee:
Class A                           None           None           None             N/A
Class B                           None           None           None             N/A
Class C                           None           None           None             N/A
Class D                           None           None           None             N/A



* GE MONEY MARKET FUND DOES NOT CURRENTLY OFFER MULTIPLE CLASSES
OF SHARES
  AND ACCORDINGLY DOES NOT PARTICIPATE IN THE MULTIPLE DISTRIBUTION
SYSTEM
  (AS DEFINED BELOW).  NO SALES CHARGES, REDEMPTION FEES OR EXCHANGE
FEES
  ARE ASSESSED BY THE TRUST WITH RESPECT TO SHARES OF GE MONEY
MARKET FUND.

** THE SALES CHARGE AND CONTINGENT DEFERRED SALES CHARGE ("CDSC")
SET OUT
   IN THE ABOVE TABLE ARE THE MAXIMUM CHARGES     IMPOSED ON
PURCHASES OR
   REDEMPTIONS OF SHARES AND INVESTORS MAY PAY ACTUAL CHARGES THAT
ARE LESS
   DEPENDING ON THE AMOUNT PURCHASED AND IN THE CASE OF THE CLASS B
SHARES,
   THE LENGTH OF TIME THE SHARES ARE HELD.

*** THE TRUST WILL IMPOSE A REDEMPTION FEE IN THE FORM OF A CDSC,
EQUAL TO
   1% OF THE NET ASSET VALUE OF CLASS A SHARES IF THE SHARES BEING
REDEEMED
   WERE REDEEMED WITHIN ONE YEAR OF PURCHASE AND WERE SUBJECT TO NO
FRONT-END
   SALES LOAD UPON PURCHASE BY VIRTUE OF BEING PART OF A PURCHASE OF
$1 MILLION
   OR MORE.


                             GE            GE               GE
                             U.S.        Global         Strategic
                           Equity        Equity         Investment
                            Fund          Fund             Fund
                           _____         ______         ___________
Annual Fund Operating
  Expenses

(as a percentage of average
  net assets)

Advisory and Administration fees:
Class A                    .40%          .75%              .35%
Class B                    .40%          .75%              .35%
Class C                    .40%          .75%              .35%
Class D                    .40%          .75%              .35%

12b-1 fees:**
Class A                    .50%          .50%              .50%
Class B                   1.00%         1.00%             1.00%
Class C                    .25%          .25%              .25%
Class D                    None          None              None

Other expenses
       (after reimbursement):***
Class A                    .10%          .35%              .30%
Class B                    .10%          .35%              .30%
Class C                    .10%          .35%              .30%
Class D                    .10%          .35%              .30%

Total Operating Expenses
  (after reimbursement):**
Class A                   1.00%         1.60%             1.15%
Class B                   1.50%         2.10%             1.65%
Class C                    .75%         1.35%              .90%
Class D                    .50%         1.10%              .65%



       GE       GE       GE
       Tax-       Fixed       Money
       Exempt       Income       Market
                            Fund          Fund             Fund*
                           _____         ______         ___________
Annual Fund Operating
  Expenses
(as a percentage of average
  net assets)
Advisory and Administration fees:                          .25%
Class A                    .35%         .35%
Class B                    .35%         .35%
Class C                    .35%         .35%
Class D                    .35%         .35%

12b-1 fees:**                                               None
Class A                    .50%         .50%
Class B                   1.00%        1.00%
Class C                    .25%         .25%
Class D                    None         None

Other expenses
 (after reimbursement):***                                 .20%
Class A                   .25%          .25%
Class B                   .25%          .25%
Class C                   .25%          .25%
Class D                   .25%          .25%

Total Operating Expenses
  (after reimbursement):**                                .45%
Class A                  1.10%          1.10%
Class B                  1.60%          1.60%
Class C                   .85%           .85%
Class D                   .60%           .60%

* GE MONEY MARKET FUND DOES NOT CURRENTLY OFFER MULTIPLE CLASSES
OF SHARES AND
  ACCORDINGLY DOES NOT PARTICIPATE IN THE MULTIPLE DISTRIBUTION
SYSTEM (AS
  DEFINED BELOW).

** INCLUDES SHAREHOLDER SERVICING AND DISTRIBUTION FEES BORNE BY A
FUND UNDER
   AN AMENDED AND RESTATED SHAREHOLDER SERVICING AND DISTRIBUTION
PLAN ADOPTED
   BY THE TRUST.

*** SEE FOOTNOTE THREE ON PAGE 5.

                             GE                GE
                       International     Short-Term
                           Equity        Government
                            Fund            Fund
                        ___________     ___________
Annual Fund Operating

  Expenses
  (as a percentage of average
  net assets)

  Advisory fees:
  Class A                  .75%              .25%
  Class B                  .75%              .25%
  Class C                  .75%              .25%
  Class D                  .75%              .25%

  Administration fees:
  Class A                  .05%              .05%
  Class B                  .05%              .05%
  Class C                  .05%              .05%
  Class D                  .05%              .05%

  12b-1 fees:*
  Class A                  .50%              .50%
  Class B                 1.00%              .85%
  Class C                  .25%              .25%
  Class D                  None              None

  Other expenses
    (after reimbursement):**
  Class A                  .30%              .15%
  Class B                  .30%              .15%
  Class C                  .30%              .15%
  Class D                  .30%              .15%

Total Operating Expenses
  (after reimbursement):**
  Class A                 1.60%              .95%
  Class B                 2.10%             1.30%
  Class C                 1.35%              .70%
  Class D                 1.10%              .45%


____________

* INCLUDES SHAREHOLDER SERVICING AND DISTRIBUTION FEES BORNE BY A FUND UNDER AN AMENDED AND RESTATED SHAREHOLDER SERVICING AND
   DISTRIBUTION PLAN ADOPTED BY THE TRUST.

** SEE FOOTNOTE THREE ON NEXT PAGE.

The nature of the services provided to, and the advisory and administration fees paid by, each Fund are described under "Management of the Trust." "Other expenses" includes fees for shareholder services other than those borne by a Fund under a shareholder servicing and distribution plan adopted by the Trust, custodial fees, legal and accounting fees, printing costs and registration fees, the costs of regulatory compliance, the costs associated with maintaining the Trust's legal existence and the costs involved in communicating with shareholders of the Funds. Long-term shareholders of Class B shares may pay more than the economic equivalent of the maximum front-end sales charge currently permitted by the rules of the National Association of Securities Dealers, Inc. governing investment company sales charges. See "Distributor." The Trust may, in its discretion, require that proposed investments of $10 million or more in a particular Class of a Participant Fund (as defined below), or in GE Money Market Fund, be made in kind. In connection with any purchase in kind, an investor may bear transaction costs, which may include broker's commissions and taxes or governmental fees, domestic or foreign.

Example***

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over a one-year, three-year, five-year and ten-year period with respect to a hypothetical investment in each Fund. These amounts are based upon (1) payment by the Fund of operating expenses at the levels set out in the table above and (2) the specific assumptions stated below.

                        A shareholder would pay the following
                          expenses on a $1,000 investment,
                        assuming (1) a 5% annual return and
                             (2) redemption at the end
                             of the time periods shown:
                     _________________________________________

                 1 Year      3 Years      5 Years      10 Years**
               _________    _________    _________    ___________

GE U.S. Equity Fund:

Class A          $57*         $78         $100          $164
Class B          $55          $67          $82          $179
Class C           $8          $24          $42           $93
Class D           $5          $16          $28           $63

GE Global Equity Fund:

Class A          $63*         $96         $130          $228
Class B          $61          $86         $113          $243
Class C          $14          $43          $74          $162
Class D          $11          $35          $61          $134

GE International Equity Fund:

Class A         $63*          $96         $130          $228
Class B         $61           $86         $113          $243
Class C         $14           $43          $74          $162
Class D         $11           $35          $61          $134

GE Strategic Investment Fund:

Class A        $59*          $82          $108          $181
Class B        $57           $72           $90          $195
Class C         $9           $29           $50          $111
Class D         $7           $21           $36           $81


GE Tax-Exempt Fund:

Class A        $53*          $76          $101          $171
Class B        $46           $70           $87          $190
Class C         $9           $27           $47          $105
Class D         $6           $19           $33           $75

GE Fixed Income Fund:

Class A       $53*           $76          $101          $171
Class B       $46            $70           $87          $190
Class C        $9            $27           $47          $105
Class D        $6            $19           $33           $75

GE Short-Term Government Fund:

Class A       $34*          $55            $76          $139
Class B       $43           $61            $71          $157
Class C        $7           $22            $39           $87
Class D        $5           $14            $25           $57
GE Money
 Market Fund   $5           $14            $25           $57


                              A shareholder would pay the
                               following expenses on
                                the same investment,
                              assuming no redemption:
                      _______________________________________

                 1 Year      3 Years      5 Years      10 Years**
                _______      _______     ________      __________

GE U.S. Equity Fund:
Class A          Same         Same         Same           Same
Class B           $15          $47          $82           $179
Class C          Same         Same         Same           Same
Class D          Same         Same         Same           Same

GE Global Equity Fund:
Class A          Same         Same         Same           Same
Class B           $21          $66         $113           $243
Class C          Same         Same         Same           Same
Class D          Same         Same         Same           Same

GE International Equity Fund:
Class A          Same         Same         Same           Same
Class B           $21          $66         $113           $243
Class C          Same         Same         Same           Same
Class D          Same         Same         Same           Same


GE Strategic Investment Fund:
Class A          Same        Same         Same            Same
Class B           $17         $52          $90            $195
Class C          Same        Same         Same            Same
Class D          Same        Same         Same            Same

GE Tax-Exempt Fund:
Class A         Same        Same         Same            Same
Class B          $16         $50          $87            $190
Class C         Same        Same         Same            Same
Class D         Same        Same         Same            Same

GE Fixed Income Fund:
Class A         Same       Same         Same            Same
Class B          $16        $50          $87            $190
Class C         Same       Same         Same            Same
Class D         Same       Same         Same            Same

GE Short-Term Government Fund:
Class A         Same      Same          Same            Same
Class B          $13       $41           $71            $157
Class C         Same      Same          Same            Same
Class D         Same      Same          Same            Same
GE Money
 Market Fund    Same      Same          Same            Same




The above example is intended to assist an investor in understanding various costs and expenses that an investor in a Fund will bear directly or indirectly. Although the table assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES OF A FUND; ACTUAL
EXPENSES MAY BE
GREATER OR LESS THAN THOSE SHOWN.

    *  EXPENSES SHOWN ABOVE WOULD BE INCREASED BY THE IMPOSITION OF
THE 1% CDSC
       FOR REDEMPTIONS OF SHARES WHICH WERE NOT SUBJECT TO A FRONT-END
SALES
       CHARGE BY VIRTUE OF BEING PART OF A PURCHASE OF $1 MILLION OR
MORE.

   **  EXPENSES FOR CLASS B SHARES SHOWN ABOVE REFLECT THE CONVERSION
OF CLASS
       B SHARES INTO CLASS A SHARES AFTER SIX YEARS.

  ***  THE FEE TABLE AND THE EXAMPLE REFLECT A DETERMINATION BY THE
FUNDS'
       INVESTMENT ADVISER AND ADMINISTRATOR TO VOLUNTARILY REDUCE OR
OTHERWISE
       LIMIT "OTHER EXPENSES" OF GE MONEY MARKET FUND AND OF EACH CLASS
OF EACH
       PARTICIPANT FUND (AS DEFINED BELOW), ON AN ANNUALIZED BASIS, TO
THE
       FOLLOWING ANNUAL RATE OF THE VALUE OF THE FUND'S AVERAGE DAILY
NET
       ASSETS: GE U.S. EQUITY FUND: CLASS A, CLASS B, CLASS C AND CLASS D - .10%; GE GLOBAL EQUITY FUND: CLASS A, CLASS B, CLASS C AND CLASS D - .35%; GE INTERNATIONAL EQUITY FUND: CLASS A, CLASS B, CLASS C AND
CLASS
       D - .30%; GE STRATEGIC INVESTMENT FUND: CLASS A, CLASS B, CLASS C
AND
       CLASS D - .30%; GE TAX-EXEMPT FUND: CLASS A, CLASS B, CLASS C AND
CLASS
       D - .25%; GE FIXED INCOME FUND: CLASS A, CLASS B, CLASS C AND CLASS D
-
       .25%; GE SHORT-TERM GOVERNMENT FUND: CLASS A, CLASS B, CLASS C AND
CLASS
       D - .15% AND GE MONEY MARKET FUND - .20%. In the absence of this determination, it is estimated that a Class "Other Expenses" would be equal to the following annual rate of the value of the Fund's average daily net assets: GE U.S. Equity Fund: Class A - .35%, Class B - 2.10%, Class C - .54% and Class D - .31%; GE Global Equity Fund: Class A - .92%, Class B - 1.75%, Class C - .42%, Class D - 1.00%; GE International Equity Fund: Class A - .65%, Class B - 1.70%, Class C - 1.70%, Class D - .38%; GE Strategic Investment Fund: Class A - .34%, Class B - 2.15%, Class C - .43%, Class D - .62%; GE Tax-Exempt Fund: Class A - 2.15%, Class B - 2.15%, Class C - .58%, Class D - 1.12%; GE Fixed Income Fund:
       Class A - .33%, Class B - 2.15%, Class C - .35%, Class D - 2.15%; GE Short-Term Government Fund: Class A 2.20%, Class B - 2.20%, Class C - 1.29%, Class D - .68%; and GE Money Market Fund's other expenses would be .45% of the Fund's average daily net assets. Without this agreement, under the assumption set forth in the example above, the expenses on a $1,000 investment at the end of one, three, five and ten years, respectively, would be as follows (assuming a redemption): GE U.S. Equity Fund: Class A - $60, $85, $113, $191, Class B - $75, $127, $182,
       $377, Class C - $12, $38, $65, $144, Class D - $7, $23, $40, $88; GE
       Global Equity Fund: Class A - $68, $112, $158, $286, Class B - $75, $127, $182, $377, Class C - $14, $45, $78, $170, Class D - $18, $55,
       $95, $206; GE International Equity Fund: Class A - $66, $106, $148, $264, Class B - $75, $127, $182, $377, Class C - $28, $85, $145, $308,

       Class D - $12, $37, $65, $143; GE Strategic Investment Fund: Class A - $59, $83, $110, $185, Class B - $75, $127, $182, $377, Class C - $11,
       $33, $57, $126; Class D - $10, $31, $54, $119; GE Tax-Exempt Fund: Class
       A - $72, $131, $193, $360, Class B - $65, $127, $182, $377, Class C -
       $12, $37, $65, $143, Class D - $15, $46, $80, $176; GE Fixed Income
       Fund: Class A - $54, $78, $105, $180, Class B - $65, $127, $182, $377,
       Class C - $10, $30, $53, $117, Class D - $25, $78, $133, $284; GE Short-
       Term Government Fund: Class A - $55, $115, $179, $348, Class B - $64, $123, $175, $364, Class C - $19, $58, $100, $216, Class D - $10, $31,
       $54, $120; and GE Money Market Fund - $7, $22, $39, and $87. Assuming no redemption, the expenses would be the same for each Class of each Fund, other than Class B and the expenses of Class B of each Fund (other than GE Short-Term Government Fund) would be $35, $107, $182, $377 and the expenses of Class B of GE Short-Term Government Fund would be $34, $103, $175, $364.

FINANCIAL HIGHLIGHTS

The tables below, which have been audited by the Trust's independent accountants, Price Waterhouse LLP, whose report thereon appears in the Trust's Annual Report dated September 30, 1995, (the "Annual Report") set forth selected financial data for a Fund share outstanding throughout the periods presented. The following information should be read in conjunction with the Financial Statements and the Notes to the Financial Statements which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is contained in the Annual Report, copies of which may be obtained without charge upon request made to the Trust by calling the toll free numbers listed on the back cover page of the Prospectus or by writing to the Trust at the address listed on the front cover page of the Prospectus.

Selected data based on a share outstanding during the period.


                                 Class A                   Class B
                           __________________        _________________

GE U.S. Equity Fund      9/30/95     9/30/94(b)      9/30/95     9/30/94
Inception date                -     12/22/93              -     12/22/93
Net asset value,
 beginning of period     $16.12       $16.48          $16.03      $16.41
Income (loss) from
 investment operations:
Net investment income     (2.54)        3.23            0.27        0.24
Net realized and
  unrealized gains
  (losses) on
  investments              6.79       (3.22)            3.78       (0.25)
                           ____        ____             ____
  ____
Total income (loss)
 from investment
  operations               4.25        0.01             4.05       (0.01)
                           ____        ____             ____        ____

Less distributions:
From net investment
 income                    0.00        0.20             0.28      0.20
From capital gains         0.09        0.17             0.09      0.17
                           ____        ____             ____       ____
Total distributions        0.09        0.37             0.37      0.37
                           ____        ____             ____        ____
Net asset value, end
 of period               $20.28      $16.12           $19.71      $16.03
                           ____        ____             ____        ____
                           ____        ____             ____        ____


TOTAL RETURN at net
 asset value(a)          26.52%      (0.86%)          25.92%     (0.09%)

RATIOS/SUPPLEMENTAL DATA:

Net assets, at end of
 period (in thousands)  $15,148      $1,214           $1,563         $91

Ratio of net investment
  income to
  average net assets*     1.85%       1.87%            1.29%       1.28%
Ratio of expenses to
  average net assets*     1.00%       1.00%            1.50%       1.50%

Ratio of expenses to
  average net assets
  before voluntary
  expense limitation*     1.25%       1.46%            3.50%        1.96%
Portfolio turnover rate     43%         51%              43%          51%



                                     Class C                          Class D
                            __________________________            _________________

GE U.S. Equity Fund     9/30/95     9/30/94     9/30/93(c)       9/30/95     9/30/94
Inception date              -           -        1/5/93               -     11/29/93
Net asset value,
 beginning of period     $16.13      $16.35      $15.00          $16.16      $16.37
Income (loss) from
 investment operations:
Net investment income     0.17         1.00        0.12            0.38        0.32
Net realized and
  unrealized gains
  (losses) on
  investments             4.06        (0.85)       1.23            3.88       (0.16)
                          ____         ____        ____            ____        ____

Total income (loss)
  from investment
  operations              4.23         0.15        1.35            4.26        0.16
                          ____         ____        ____            ____        ____

Less distributions:
From net investment
  income                  0.29         0.20        0.00             0.35       0.20
From capital gains        0.09         0.17        0.00             0.09       0.17
                          ____         ____        ____             ____        ____

Total distributions       0.38         0.37        0.00             0.44       0.37
                          ____         ____        ____             ____        ____

Net asset value,
 end of period          $19.98       $16.13      $16.35           $19.98       $16.16
                          ____         ____        ____             ____        ____
                          ____         ____        ____             ____        ____

TOTAL RETURN at net
  asset value(a)         26.86%       0.88%      10.32%            27.14%       0.96%


RATIOS/SUPPLEMENTAL DATA:

Net assets, at end
  of period
  (in thousands)        $26,007     $16,382     $74,415         $128,247     $114,885

Ratio of net investment
  income to
  average net assets*     2.12%       2.11%       1.86%            2.36%        2.27%

Ratio of expenses
to average net assets*    0.75%       0.62%       0.50%            0.50%        0.50%
Ratio of expenses to
  average net assets
  before voluntary
  expense limitation*     1.19%       1.21%       1.34%            0.71%        0.96%

Portfolio turnover rate     43%         51%         15%              43%          51%


See notes accompanying financial highlights.


                                 Class A                   Class B
                           __________________        _________________


GE Global Equity Fund      9/30/95     9/30/94(b)      9/30/95     9/30/94
Inception date                -       12/22/93            -       12/22/93
Net asset value,
 beginning of period       $19.34        $18.61        $19.32        $18.48
Income (loss) from
  investment operations:
Net investment income
 (loss)                      0.10          0.03          0.00         (0.01)

Net realized and
  unrealized gains
  (losses) on
  investments                1.22          0.91          1.23           1.06
                             ____          ____          ____           ____
Total income (loss)
Total income (loss)
  from investment
  operations                 1.32          0.94          1.23           1.05
                             ____          ____          ____           ____

Less distributions:
From net investment
  income                     0.09          0.01          0.02           0.01
From capital gains           0.39          0.20          0.39           0.20
                             ____          ____          ____           ____

Total distributions          0.48          0.21          0.41           0.21
                             ____          ____          ____           ____

Net asset value, end
  of period                $20.18        $19.34        $20.14         $19.32
                             ____          ____          ____           ____
                             ____          ____          ____           ____


TOTAL RETURN at net
  asset value(a)            7.16%         3.09%          6.62%          5.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of
 period (in thousands)     $2,811          $694           $356           $128
Ratio of net investment
  income to
  average net assets*       0.47%         0.44%         (0.11%)         (0.08%)
Ratio of expenses to
  average net assets*       1.60%         1.60%          2.10%           2.10%
Ratio of expenses to
  average net assets
  before voluntary
  expense limitation*       2.17%         2.02%          3.50%           2.52%
Portfolio turnover rate       46%           26%            46%             26%


                                     Class C                          Class D
                            __________________________            _________________

GE Global Equity Fund     9/30/95     9/30/94     9/30/93(c)       9/30/95     9/30/94
Inception date               -            -        1/5/93             -       11/29/93
Net asset value,
  beginning of period   $19.40     $17.16          $15.00           $19.45      $17.49
Income (loss) from
 investment operations:
Net investment income
 (loss)                   0.09       0.07            0.08             0.13        0.11
Net realized and
  unrealized gains
  (losses) on
  investments             1.30        2.37            2.08             1.31        2.06
                          ____       ____            ____              ____        ____
Total income (loss)
  from investment
  operations              1.39        2.44           2.16              1.44        2.17
                          ____       ____            ____              ____        ____
Less distributions:
From net investment
  income                  0.09       0.00           0.00               0.13        0.01
From capital gains        0.39       0.20           0.00               0.39        0.20
                          ____        ____         ____                ____        ____

Total distributions       0.48       0.20           0.00               0.52        0.21
                          ____        ____         ____                ____        ____

Net asset value,
  end of period          $20.31     $19.40        $17.16             $20.37       $19.45
                          ____        ____         ____                ____        ____
                          ____        ____         ____                ____        ____

TOTAL RETURN at net
 asset value(a)           7.47%      14.28%       14.10%              7.76%       12.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of
 period (in thousands)   $23,683    $20,432      $11,999             $9,785      $10,504
Ratio of net investment
  income to
  average net assets*      0.59%      0.52%       1.00%               0.84%        0.82%

Ratio of expenses to
  average net assets*       1.35%      1.31%      1.10%               1.10%       1.10%
Ratio of expenses to
  average net assets
  before voluntary
  expense limitation*       1.42%      1.77%      2.19%               1.75%       1.52%
Portfolio turnover rate       46%        26%        28%                 46%         26%




                                           Class A                   Class B
                                    __________________        _________________

GE International Equity Fund       9/30/95     9/30/94       9/30/95     9/30/94
Inception date                          -       3/2/94            -       3/2/94
Net asset value, beginning
 of period                          $15.18      $15.00        $15.13      $15.00
Income (loss) from
 investment operations:
Net investment income                 0.09        0.06          0.01       0.00
Net realized and unrealized
  gains (losses)
  on investments                      0.64        0.12          0.64       0.13
                                      ____        ____          ____        ____
Total income (loss)
  from investment
  operations                          0.73        0.18          0.65        0.13
                                      ____        ____          ____        ____
Less distributions:
From net investment income            0.04        0.00          0.01        0.00
From capital gains                    0.00        0.00          0.00        0.00
                                      ____        ____          ____        ____

Total distributions                   0.04        0.00          0.01        0.00
                                      ____        ____          ____        ____

Net asset value, end of period      $15.87      $15.18        $15.77      $15.13
                                      ____        ____          ____        ____
                                      ____        ____          ____        ____

TOTAL RETURN at net asset value(a)   4.87%       1.20%         4.33%       0.87%

RATIOS/SUPPLEMENTAL DATA:

Net assets, at end of period
 (in thousands)                    $3,948          $25          $57          $34
Ratio of net investment
 income to
  average net assets*               1.28%        1.01%        0.10%        0.47%

Ratio of expenses to
 average net assets*                1.60%        1.60%        2.10%        2.10%
Ratio of expenses to
 average net assets
  before voluntary
 expense limitation*                1.95%        1.93%        3.50%        2.43%
Portfolio turnover rate               27%           6%          27%           6%


                                           Class C                       Class D
                                     _________________             _________________

GE International Equity Fund        9/30/95     9/30/94           9/30/95     9/30/94
Inception date                          -        3/2/94               -        3/2/94
Net asset value, beginning of period $15.19      $15.00            $15.22      $15.00
Income (loss) from investment
 operations:
Net investment income                  0.12        0.00              0.12        0.10
Net realized and unrealized
  gains (losses) on investments        0.65        0.19              0.70        0.12
                                       ____        ____              ____        ____

Total income (loss)
  from investment
  operations                           0.77        0.19              0.82        0.22
                                       ____        ____              ____        ____

Less distributions:
From net investment income             0.08        0.00               0.10        0.00
From capital gains                     0.00        0.00               0.00        0.00
                                       ____        ____               ____        ____

Total distributions                    0.08        0.00               0.10        0.00
                                       ____        ____               ____        ____

Net asset value, end of period       $15.88      $15.19             $15.94      $15.22
                                       ____        ____              ____        ____
                                       ____        ____              ____        ____

TOTAL RETURN at net asset value(a)     5.16%       1.27%             5.45%       1.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period
 (in thousands)                       $1,262        $481           $32,907      $26,460
Ratio of net investment income to
  average net assets*                  0.83%       0.66%             0.97%        1.52%
Ratio of expenses to average
  net assets*                          1.35%       1.35%             1.07%        1.10%
Ratio of expenses to
  average net assets
  before voluntary expense
  limitation*                          2.75%       1.68%             1.18%        1.43%
Portfolio turnover rate                  27%          6%               27%           6%


SEE NOTES ACCOMPANYING FINANCIAL HIGHLIGHTS.


                                          Class A                   Class B
                                     __________________        _________________

GE Strategic Investment Fund       9/30/95       9/30/94(b)       9/30/95       9/30/94
Inception date                          -       12/22/93               -       12/22/93
Net asset value,
  beginning of period               $15.71        $16.21           $15.62        $16.14
Income (loss) from
  investment operations:
Net investment income                 0.40          0.48             0.43          0.27
Net realized and
  unrealized gains
  (losses) on
 investments                          2.69         (0.65)            2.55         (0.46)
                                      ____          ____             ____          ____

Total income (loss)
  from investment
  operations                          3.09         (0.17)            2.98         (0.19)
                                      ____          ____             ____          ____
Less distributions:
From net investment income            0.37          0.27             0.34          0.27
From capital gains                    0.00          0.06             0.00          0.06
                                      ____          ____             ____          ____

Total distributions                   0.37          0.33             0.34          0.33
                                      ____          ____             ____          ____

Net asset value, end of period       $18.43       $15.71           $18.26        $15.62
                                      ____          ____             ____          ____
                                      ____          ____             ____          ____

TOTAL RETURN at net
  asset value(a)                     20.12%       (1.32%)           19.53%       (1.25%)
RATIOS/SUPPLEMENTAL DATA:

Net assets, at end of period
  (in thousands)                     $8,878       $1,104             $882          $150
Ratio of net investment
  income to
  average net assets*                 2.95%        2.59%             2.46%        1.92%
Ratio of expenses to
  average net assets*                 1.15%        1.15%             1.65%        1.65%
Ratio of expenses to
  average net assets
  before voluntary
  expense limitation*                 1.19%       1.58%              3.50%        2.08%
Portfolio turnover rate                 98%         68%                98%          68%


                                         Class C                          Class D
                                 ___________________                 _________________

GE Strategic Investment Fund     9/30/95       9/30/94     9/30/93(c)     9/30/95     9/30/94
Inception date                       -            -         1/5/93          -       11/29/93
Net asset value,
  beginning of period             $15.72        $16.08       $15.00        $15.74      $16.02
Income (loss) from
  investment operations:
Net investment income               0.48          0.44         0.23          0.55       0.45
Net realized and
   unrealized gains
  (losses) on investments           2.64         (0.48)        0.85          2.62      (0.40)
                                    ____          ____         ____          ____       ____

Total income (loss)
  from investment
  operations                        3.12         (0.04)        1.08          3.17       0.05
                                    ____          ____         ____          ____       ____

Less distributions:
From net investment income          0.38          0.26          0.00         0.42       0.27
From capital gains                  0.00          0.06          0.00         0.00       0.06
                                    ____          ____          ____         ____       ____

Total distributions                 0.38          0.32          0.00         0.42       0.33
                                    ____          ____         ____          ____       ____

Net asset value, end of period     $18.46        $15.72       $16.08       $18.49      $15.74
                                    ____          ____         ____          ____       ____
                                    ____          ____         ____          ____       ____

TOTAL RETURN at net asset
  value(a)                         20.35%        (0.27%)       8.06%        20.70%      0.25%

RATIOS/SUPPLEMENTAL DATA:

Net assets, at end of period
   (in thousands)                $17,821         $13,018     $12,780       $18,665    $17,159
Ratio of net investment
  income to
  average net assets*              3.21%           2.62%       2.68%         3.46%      2.93%
Ratio of expenses to
  average net assets*              0.90%           0.85%       0.65%         0.65%      0.65%
Ratio of expenses to
 average net assets
  before voluntary expense
 limitation*                       1.03%           1.33%       1.65%         0.97%      1.08%
Portfolio turnover rate              98%             68%         20%           98%        68%


                                          Class A                   Class B
                                     __________________        _________________

GE Tax-Exempt Fund                  9/30/95    9/30/94(b)     9/30/95      9/30/94
Inception date                         -      12/22/93             -      12/22/93
Net asset value,
  beginning of period               $11.32      $12.31         $11.32       $12.30
Income (loss) from
  investment operations:
Net investment income                 0.53        0.39           0.47         0.34
Net realized and
  unrealized gains
  (losses) on investments             0.46      (1.00)           0.47        (0.98)
                                      ____       ____            ____         ____

Total income (loss) from investment
  operations                          0.99      (0.61)           0.94        (0.64)
                                      ____       ____            ____         ____

Less distributions:
From net investment income            0.54       0.38            0.48         0.34
From capital gains                    0.00       0.00            0.00         0.00
                                      ____       ____            ____         ____

Total distributions                   0.54       0.38            0.48         0.34
                                      ____       ____            ____         ____

Net asset value, end of period      $11.77     $11.32          $11.78       $11.32
                                      ____       ____            ____         ____
                                      ____       ____            ____         ____
TOTAL RETURN at net asset
  value(a)                            8.96%     (5.40%)          8.51%       (5.28%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period
  (in thousands)                      $389        $53            $689          $61
Ratio of net investment
  income to
  average net assets*                 4.54%      4.34%           3.81%        3.68%
Ratio of expenses to average
  net assets*                         1.10%      1.10%           1.60%        1.60%
Ratio of expenses to
  average net assets
  before voluntary
  expense limitation*                 3.00%      1.58%           3.50%        2.08%
Portfolio turnover rate                 86%        23%             86%          23%



                                         Class C                          Class D
                                 ___________________                 _________________

GE Tax-Exempt Fund      9/30/95      9/30/94      9/30/93(c)       9/30/95      9/30/94
Inception date             -            -          1/5/93               -      11/29/93
Net asset value,
  beginning of period   $11.32        $12.36       $12.00           $11.32       $12.11
Income (loss) from
  investment operations:
Net investment income     0.57          0.54         0.33             0.60         0.47
Net realized and
  unrealized gains
  (losses) on
  investments             0.45         (1.06)        0.36             0.46        (0.80)
                          ____          ____         ____             ____         ____

Total income (loss)
  from investment
  operations              1.02         (0.52)        0.69             1.06       (0.33)
                          ____          ____         ____             ____         ____

Less distributions:
From net investment
 income                   0.57          0.52         0.33             0.60        0.46
From capital gains        0.00          0.00         0.00             0.00        0.00
                          ____          ____         ____             ____         ____

Total distributions       0.57          0.52         0.33             0.60        0.46
                          ____          ____         ____             ____         ____

Net asset value,
 end of period          $11.77         $11.32       $12.36          $11.78       $11.32
                          ____          ____         ____             ____         ____
                          ____          ____         ____             ____         ____


TOTAL RETURN at net
 asset value(a)          9.23%         (4.30%)       5.48%            9.59%      (2.80%)

RATIOS/SUPPLEMENTAL DATA:

Net assets, at end of period
  (in thousands)        $6,816         $6,917      $10,136           $3,905       $4,995
Ratio of net investment
  income to
  average net assets*    4.94%          4.41%        3.56%            5.20%         4.65%

Ratio of expenses to
  average net assets*    0.85%          0.79%        0.60%            0.60%         0.60%
Ratio of expenses to
  average net assets
  before voluntary
 expense limitation*     1.18%          1.33%        1.53%            1.47%         1.08%
Portfolio
 turnover rate             86%            23%          29%              86%           23%

SEE NOTES ACCOMPANYING FINANCIAL HIGHLIGHTS.

                                          Class A                     Class B
                                     __________________          _________________

GE Fixed Income Fund              9/30/95      9/30/94(b)      9/30/95      9/30/94
Inception date                         -      12/22/93              -      12/22/93
Net asset value,
  beginning of period             $11.27        $12.19          $11.26       $12.15
Income (loss) from
  investment operations:
Net investment income               0.73          0.47            0.65         0.42
Net realized and
  unrealized gains
  (losses) on investments           0.63         (0.84)           0.66       (0.81)
                                    ____          ____            ____        ____

Total income (loss)
  from investment
  operations                        1.36         (0.37)           1.31       (0.39)
                                    ____          ____            ____        ____

Less distributions:
From net investment income          0.72          0.47            0.66        0.42
From capital gains                  0.00          0.08            0.00        0.08
                                    ____          ____            ____        ____

Total distributions                 0.72          0.55            0.66        0.50
                                    ____          ____            ____        ____

Net asset value, end of period     $11.91       $11.27          $11.91      $11.26
                                   _____         _____          ______      ______
                                   _____         _____          ______      ______

TOTAL RETURN at net
  asset value(a)                  12.48%        (3.02%)         11.98%       (3.31%)

RATIOS/SUPPLEMENTAL DATA:

Net assets, at end of period
  (in thousands)                 $5,400        $26,023           $234          $65
Ratio of net investment
  income to
  average net assets*             6.22%          5.37%          5.57%         4.83%
Ratio of expenses to
  average net assets*             1.08%          1.10%          1.60%         1.58%
Ratio of expenses to
  average net assets
   before voluntary
  expense limitation*             1.18%          1.51%          3.50%         2.01%
Portfolio turnover rate            315%           298%           315%          298%



                                         Class C                          Class D
                                 ___________________                 _________________

GE Fixed Income Fund      9/30/95      9/30/94      9/30/93(c)      9/30/95      9/30/94
Inception date                 -            -        1/5/93             -       11/29/93
Net asset value,
  beginning of period      $11.27       $12.31       $12.00          $11.27       $12.17
Income (loss) from
  investment operations:
Net investment income        0.73         0.61         0.36            0.77         0.55
Net realized and
  unrealized gains
  (losses) on investments    0.67        (0.96)        0.31            0.65        (0.83)
                             ____         ____         ____            ____         ____

Total income (loss)
  from investment
  operations                 1.40        (0.35)        0.67            1.42        (0.28)
                             ____         ____         ____            ____         ____

Less distributions:
From net investment
  income                     0.75         0.61         0.36            0.77         0.54
From capital gains           0.00         0.08         0.00            0.00         0.08
                             ____         ____         ____            ____         ____

Total distributions          0.75         0.69         0.36            0.77         0.62
                             ____         ____         ____            ____         ____

Net asset value,
  end of period            $11.92       $11.27       $12.31          $11.92       $11.27
                           ______       ______       ______           ______      ______
                           ______       ______       ______           ______      ______

TOTAL RETURN at net
  asset value(a)            12.81%       (2.97%)       5.24%           13.10%      (2.34%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of
  period (in thousands)   $21,401       $13,600      $11,485          $6,642       $2,732
Ratio of net investment
  income to
  average net assets*        6.37%         5.22%        3.87%           6.57%        5.40%
Ratio of expenses to
  average net assets*        0.85%         0.79%        0.60%           0.59%        0.58%
Ratio of expenses to
  average net assets
   before voluntary
  expense limitation*        0.95%         1.26%        1.63%           2.50%        1.01%
Portfolio turnover rate      315%           298%          68%            315%         298%



                                          Class A                     Class B
                                     __________________          _________________

GE Short-Term Government Fund       9/3/95       9/30/94       9/30/95       9/30/94
Inception date                          -         3/2/94           -          3/2/94
Net asset value,
  beginning of period               $11.72        $12.00        $11.72        $12.00
Income (loss) from
  investment operations:
Net investment income                 0.64          0.35          0.59          0.33
Net realized and
  unrealized gains
  (losses) on investments             0.21         (0.30)         0.21         (0.31)
                                      ____          ____          ____          ____

Total income (loss)
  from investment
  operations                          0.85          0.05          0.80          0.02
                                      ____          ____          ____          ____

Less distributions:
From net investment income            0.66          0.33          0.62          0.30
From capital gains                    0.00          0.00          0.00          0.00
                                      ____          ____          ____          ____

Total distributions                   0.66          0.33          0.62          0.30
                                      ____          ____          ____          ____

Net asset value, end of period      $11.91        $11.72        $11.90        $11.72
                                    ______        ______        ______        ______
                                    ______        ______        ______        ______

TOTAL RETURN at net
  asset value(a)                    7.48%          0.40%         7.01%         0.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period
  (in thousands)                    $285            $35           $83          $25
Ratio of net investment
  income to
  average net assets*              5.27%          4.75%         5.07%        4.38%
Ratio of expenses to
  average net assets*              0.95%          0.95%         1.30%        1.30%
Ratio of expenses to
  average net assets
  before voluntary
  expense limitation*              3.00%          1.71%         3.35%        2.06%
Portfolio turnover rate             415%           146%          415%          146%


                                              Class C                    Class D
                                        ___________________        _________________

GE Short-Term Government Fund          9/30/95       9/30/94             9/30/95       9/30/94
Inception date                             -          3/2/94                 -          3/2/94
Net asset value, beginning of period    $11.72        $12.00              $11.72        $12.00
Income (loss) from
  investment operations:
Net investment income                     0.66          0.36                0.69          0.39
Net realized and unrealized gains
  (losses) on investments                 0.22         (0.30)               0.21        (0.31)
                                          ____          ____                ____         ____
Total income (loss) from investment
  operations                              0.88          0.06                0.90          0.08
                                          ____          ____                ____          ____

Less distributions:
From net investment income                0.69          0.34                0.72          0.36
From capital gains                        0.00          0.00                0.00          0.00
                                          ____          ____                ____          ____

Total distributions                       0.69          0.34                0.72          0.36
                                          ____          ____                ____          ____

Net asset value, end of period          $11.91        $11.72              $11.90        $11.72
                                         ______       ______              ______        ______
                                         ______       ______              ______        ______

TOTAL RETURN at net asset value(a)        7.74%        0.53%               7.92%         0.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period
  (in thousands)                         $2,437         $287              $8,048        $7,822
Ratio of net
  investment income to
  average net assets*                      5.62%       5.18%                5.89%        5.32%
Ratio of expenses to
  average net assets*                      0.70%       0.70%                0.45%        0.45%
Ratio of expenses to
  average net assets
  before voluntary
  expense limitation*                      1.84%       1.46%                0.98%        1.21%
Portfolio turnover rate                     415%        146%                 415%         146%

SEE NOTES ACCOMPANYING FINANCIAL HIGHLIGHTS.


GE Money Market Fund                      9/30/95        9/30/94        9/30/93(c)
INCEPTION DATE                               --             --              1/5/93
Net asset value, beginning of period        $1.00          $1.00             $1.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                        0.05           0.03              0.02
Net realized and unrealized gains
  (losses) on investments                    0.00           0.00              0.00
                                            _____           _____            _____

TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS                                 0.05            0.03             0.02

LESS DISTRIBUTIONS:
From net investment income                   0.05            0.03             0.02
From capital gains                           0.00            0.00             0.00
                                            _____           _____            _____

Total distributions                          0.05            0.03             0.02
                                            _____           _____            _____

NET ASSET VALUE, END OF PERIOD              $1.00           $1.00            $1.00
                                            _____           _____            _____
                                            _____           _____            _____

TOTAL RETURN AT NET ASSET VALUE(A)          5.52%           3.31%             1.64%

RATIOS/SUPPLEMENTAL DATA:

Net assets, at end of period
 (in thousands)                            $71,664        $53,607           $17,197

Ratio of net investment income to
  average net assets*                        5.32%          3.41%             2.27%

Ratio of expenses to average net assets*     0.45%          0.45%             0.45%

Ratio of expenses to average net assets
  before voluntary expense limitation*       0.70%          1.04%             1.48%



_______________

(A) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHARGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND ASSUME NO SALES
CHARGE.
     HAD THE ADVISOR NOT ABSORBED A PORTION OF EXPENSES, TOTAL RETURN
WOULD
     HAVE BEEN LOWER. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(B) PER SHARE INFORMATION IS FOR THE PERIOD SINCE INCEPTION THROUGH SEPTEMBER 30, 1994, AND THE TOTAL RETURN INFORMATION IS FOR THE
PERIOD
     JANUARY 1, 1994, START OF INVESTMENT OPERATIONS, THROUGH SEPTEMBER
30,
     1994.

(C) PER SHARE INFORMATION IS FOR THE PERIOD SINCE INCEPTION THROUGH SEPTEMBER 30, 1993, AND THE TOTAL RETURN INFORMATION IS FOR THE
PERIOD
    FEBRUARY 22, 1993, START OF INVESTMENT OPERATIONS, THROUGH
SEPTEMBER 30,
    1993, EXCEPT FOR GE TAX-EXEMPT FUND, WHICH IS FROM FEBRUARY 26, 1993 THROUGH SEPTEMBER 30, 1993.

*   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

THE MULTIPLE DISTRIBUTION SYSTEM

Pursuant to a multiple distribution system (the "Multiple Distribution System"), the Trust offers investors in GE U.S. Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Strategic Investment Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Short-Term Government Fund (each a "Participant Fund" and together the "Participant Funds") different methods of purchasing shares, thus enabling investors to choose the Class that best suits their needs given the amount of purchase and intended length of investment.

CLASS A SHARES. Class A shares are sold at net asset value per share plus a maximum initial sales charge imposed at the time of purchase of 4.75% with respect to GE U.S. Equity Fund, GE Global Equity Fund, GE International Equity Fund and GE Strategic Investment Fund and 4.25% with respect to GE Tax-Exempt Fund and GE Fixed Income Fund and 2.50% with respect to GE Short-Term Government Fund. The initial sales charge may be reduced or waived for certain purchases. Class A shares of a Participant Fund are subject to an annual service fee of .25% of the value of the Participant Fund's average daily net assets attributable to the Class and an annual distribution fee of .25% of the value of the Participant Fund's average daily net assets attributable to the Class. The annual service fee is used by GE Investment Management Incorporated ("GEIM"), the Fund's investment adviser and administrator, to compensate itself or others, including GE Investment Services Inc., the distributor of the Funds' shares (the "Distributor"), for services provided to shareholders of the Class A shares. The distribution fee is used to compensate GEIM or to allow GEIM to compensate others, including the Distributor, for its expenses associated with activities that are primarily intended to result in the sale of Class A shares of the Participant Funds. The sales charge is retained by the Distributor, although a portion of the sales charge may be paid to registered representatives or other dealers that enter into selected dealer agreements with the Distributor. See "Purchase of Shares" and "Redemption of Shares" below.

CLASS B SHARES. Class B shares are sold at net asset value per share subject to a maximum 4.00% CDSC with respect to GE U.S. Equity Fund, GE Global Equity Fund, GE International Equity Fund and GE Strategic Investment Fund and a 3.00% CDSC with respect to GE Tax-Exempt Fund, GE Fixed Income Fund and GE Short-Term Government Fund, which is assessed only if the shareholder redeems shares within the first four years of investment. This method of distribution results in 100% of the investor's assets being used to acquire shares of the Participant Fund. For each year of investment the applicable CDSC declines each year in accordance with the tables set out below under "Redemption of Shares - Redemptions in General." Class B shares of a Participant Fund, other than GE Short-Term Government Fund, are subject to an annual service fee of .25% and an annual distribution fee of .75% of the value of the Participant Fund's average daily net assets attributable to the Class. In the case of GE Short-Term Government Fund, Class B shares are subject to an annual service fee of .25% and an annual distribution fee of .60% of the value of GE Short-Term Government Fund's average daily net assets attributable to the Class. Like the service fee and distribution fee applicable to Class A shares, the Class B service fee and distribution fee is used to compensate GEIM or to enable GEIM to compensate others with respect to expenses associated with ongoing shareholder and distribution services provided to shareholders of Class B shares. See "Purchase of Shares" and "Redemption of Shares" below.

Six years after the date of purchase, Class B shares will convert automatically to Class A shares, based on the relative net asset values of shares of each Class, and will at that time be subject to a distribution fee of .25% of the Participant Fund's net assets attributable to the Class (as well as the service fee of .25% of the value of the Participant Fund's average daily net assets attributable to the Class). The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversions will not constitute taxable events for Federal tax purposes.

CLASS C SHARES. Class C shares of a Participant Fund are sold at net asset value per share, subject only to an annual service fee of .25% of the value of the Participant Fund's average daily net assets attributable to the Class.
 No sales charge or CDSC will be imposed on Class C shares; however, Class C shares are available only to a limited group of investors, including employees of General Electric Company ("GE") or an affiliate of GE. For a more complete description of Class C shares see "Purchase of Shares" below. CLASS D SHARES. Class D shares of a Participant Fund are sold at net asset value per share and are not subject to any sales charge, CDSC, service fee or distribution fee. Class D shares are available only to certain institutional investors described in detail under "Purchase of Shares" below.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

Set forth below is a description of the investment objective and policies of each Fund. The investment objective of a Fund may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Such a majority is defined in the 1940 Act as the lesser of (1) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Fund. No assurance can be given that a Fund will be able to achieve its investment objective.

GE U.S. EQUITY FUND

The investment objective of GE U.S. Equity Fund (the "U.S. Equity Fund") is long-term growth of capital, which objective the Fund seeks to achieve through investment primarily in equity securities of U.S. companies. In pursuing its objective, the U.S. Equity Fund, under normal conditions, invests at least 65% of its assets in equity securities, consisting of common stocks and preferred stocks, and securities convertible into common stocks, consisting of convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. companies. The equity securities issued by U.S. companies in which the U.S. Equity Fund invests typically are traded on U.S. securities exchanges; those U.S. equity securities held by the U.S. Equity Fund that are not exchange-traded are non-publicly traded or traded in the U.S. over-the-counter market. Up to 15% of the U.S. Equity Fund's assets may be invested in foreign securities. The U.S. Equity Fund also may invest in securities of foreign issuers in the form of depositary receipts. A more complete description of foreign securities and depositary receipts and the risks and special considerations applicable to them is included below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies."

The U.S. Equity Fund may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or governmental entities when GEIM determines that investing in these kinds of debt securities is consistent with the Fund's investment objective of long-term growth of capital. GEIM believes that such a determination could be made, for example, upon the U.S. Equity Fund's investing in the debt securities of a company whose securities GEIM anticipates will increase in value as a result of a development particularly or uniquely applicable to the company, such as a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. In addition, GEIM believes such a determination could be made with respect to an investment by the U.S. Equity Fund in debt instruments issued by a governmental entity upon GEIM's concluding that the value of the instruments will increase as a result of improvements or changes in public finances, monetary policies, external accounts, financial markets, exchange rate policies or labor conditions of the country in which the governmental entity is located.



During normal market conditions, a portion of the U.S. Equity Fund's total assets may be held in cash and/or invested in money market instruments of the types described below under "Additional Investments - Money Market Instruments" for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. During periods in which GEIM believes that investment opportunities in the U.S. equity markets are diminished (due to either fundame ntal changes in those markets or an anticipated general decline in the value of U.S. equity securities), the U.S. Equity Fund may for temporary defensive purposes hold cash and/or invest in the same types of money market instruments without limitation. Included among the money market instruments in which the U.S. Equity Fund may invest are repurchase agreements, the risks and special considerations of which are described below under "Risk Factors and Special Considerations - Repurchase and Reverse Repurchase Agreements."
To the extent that it holds cash or invests in money market instruments, the U.S. Equity Fund may not achieve its investment objective of long-term growth of capital.

The U.S. Equity Fund's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade. A security is considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or has received an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or, if unrated, is deemed by GEIM to be of comparable quality. Risks and special considerations applicable to certain investment grade obligations and obligations rated lower than investment grade are described below under "Risk Factors and Special Considerations." A description of S&P and Moody's ratings relevant to the U.S. Equity Fund's investments is included as an Appendix to the Statement of Additional Information.
In managing the assets of the U.S. Equity Fund, GEIM uses a combination of "value-oriented" and "growth-oriented" investing. Value-oriented investing involves seeking securities that may have low price-to-earnings ratios, or high yields, or that sell for less than intrinsic value as determined by GEIM, or that appear attractive on a dividend discount model. These securities generally are sold from the U.S. Equity Fund's portfolio when their prices approach targeted levels. Growth-oriented investing generally involves buying securities with above average earnings growth rates at reasonable prices. The U.S. Equity Fund holds these securities until GEIM determines that their growth prospects diminish or that they have become overvalued when compared with alternative investments.

In investing on behalf of the U.S. Equity Fund, GEIM seeks to produce a portfolio that GEIM believes will have similar characteristics to the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), by virtue of blending investments in both "value" and "growth" securities. Since the U.S. Equity Fund's strat-egy seeks to combine the basic elements of companies comprising the S&P Index, but is designed to select investments deemed to be the most attractive within each category, GEIM believes that the strategy should be capable of outperforming the U.S. equity market as reflected by the S&P Index on a total return basis.

The U.S. Equity Fund, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, illiquid securities, and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act (each, a "Rule 144A Security" and collectively, "Rule 144A Securities"). In addition, the U.S. Equity Fund may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further Information:
Certain Investment Techniques and Strategies."

GE GLOBAL EQUITY FUND

The investment objective of GE Global Equity Fund (the "Global Fund") is long-term growth of capital, which the Fund seeks to achieve by investing principally in foreign equity securities. In seeking its objective, the Global Fund invests primarily in a portfolio of securities issued by companies located in developed and developing countries throughout the world. The Global Fund may also invest in securities of foreign issuers in the form of depositary receipts. A more complete description of foreign securities and depositary receipts and the risks and special considerations applicable to them is included below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies." Although the Global Fund is subject to no prescribed limits on geographic asset distribution, under normal circumstances, at least 65% of the Fund's assets are invested in the aggregate in no fewer than three different countries. In addition, under normal circumstances, at least 80% of the Global Fund's total assets are at any one time invested in companies or governments of countries represented in the Morgan Stanley Capital International World Index, a well-known index reflecting developed and developing markets throughout the world.



The Global Fund, under normal conditions, invests at least 65% of its assets in common stocks, preferred stocks, convertible debentures, convertible notes, convertible preferred stocks and common stock purchase warrants or rights, issued by established companies. The equity securities in which the Global Fund invests are issued by foreign or U.S. companies and in most cases are traded on foreign or U.S. securities exchanges.

The Global Fund may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or governmental entities when GEIM determines that investing in those kinds of debt securities is consistent with the Fund's investment objective of long-term growth of capital. GEIM believes that such a determination could be made, for example, upon the Global Fund's investing in the debt securities of a company whose securities GEIM anticipates will increase in value as a result of a development particularly or uniquely applicable to the company, such as a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. In addition, GEIM believes such a determination could be made with respect to an investment by the Global Fund in debt instruments issued by a governmental entity upon GEIM's concluding that the value of the instruments will increase as a result of improvements or changes in public finances, monetary policies, external accounts, financial markets, exchange rate policies or labor conditions of the country in which the governmental entity is located.

The Global Fund's investments in debt instruments are generally limited to those that are rated investment grade; up to 5% of the Fund's assets may be invested in securities rated lower than investment grade. Risks and special considerations applicable to certain investment grade obligations and obligations rated below investment grade are described below under "Risk Factors and Special Considerations."

In selecting investments on behalf of the Global Fund, GEIM seeks companies that are expected to grow faster than relevant markets and whose securities are available at a price that does not fully reflect the potential growth of those companies. GEIM typically focuses on companies that possess one or more of a variety of characteristics, including strong earnings growth relative to price-to-earnings ratio, low price-to-book value, strong cash flow, presence in an industry experiencing strong growth and high quality management.

Although, under normal circumstances, the Global Fund invests principally in securities of issuers located in a number of different countries as described above, in the event of unstable market, economic, political or currency conditions outside of the United States, the Fund may assume a temporary defensive posture and restrict the securities markets in which its assets will be invested. In that event, the Global Fund may, in seeking to achieve its objective, invest all or a significant portion of its assets in securities of the types described above issued by U.S. or Canadian entities.

During normal market conditions, a portion of the Global Fund's total assets may be held in cash and/or invested in money market instruments of the types described below under "Additional Investments -Money Market Instruments," for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. Under unstable market, economic, political or currency conditions abroad, the Global Fund may assume a temporary defensive posture and without limitation hold cash and/or invest in such money market instruments. Included among the money market instruments in which the Global Fund may invest are repurchase agreements, the risks and special considerations of which are described below under "Risk Factors and Special Considerations - Repurchase and Reverse Repurchase Agreements." To the extent that it holds cash or invests in money market instruments, the Global Fund may not achieve its investment objective of long-term growth of capital.

The Global Fund, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, illiquid securities, Rule 144A Securities and securities of other investment funds.
In addition, the Global Fund may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis, lending portfolio securities and selling securities short against the box. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies."

GE INTERNATIONAL EQUITY FUND

The investment objective of GE International Equity Fund (the "International Fund") is long-term growth of capital, which the Fund seeks to achieve by investing primarily in foreign equity securities. The International Fund may invest in securities of companies and governments located in developed and developing countries outside the United States. The International Fund may also invest in securities of foreign issuers in the form of depositary receipts. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in securities issued by the U.S. Government and U.S. corporations. A more complete description of foreign securities and depositary receipts and the risks and special considerations applicable to them is included below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies." The International Fund intends to position itself broadly among countries and under normal circumstances, at least 65% of the Fund's assets will be invested in securities of issuers collectively having their principal business activities in no fewer than three different countries. The percentage of the International Fund's assets invested in particular countries or regions of the world will vary depending on political and economic conditions. An issuer's domicile or nationality will be determined by reference to (a) the country in which the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, or (b) the country in which the issuer has at least 50% of its assets situated.
The International Fund, under normal conditions, invests at least 65% of its assets in common stocks, preferred stocks, convertible debentures, convertible notes, convertible preferred stocks and common stock purchase warrants or rights, issued by companies believed by GEIM to have a potential for superior growth in sales and earnings. In most cases these securities are traded on foreign or U.S. exchanges. The International Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales or capitalization.

The International Fund may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or governmental entities when GEIM determines that investing in those kinds of debt securities is consistent with the Fund's investment objective of long-ter m capital appreciation. GEIM believes that such a determination could be made, for example, upon the International Fund's investing in the debt securities of a company whose securities GEIM anticipates will increase in value as a result of a development particularly or uniquely applicable to the company, such as a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. In addition, GEIM believes such a determination could be made with respect to an investment by the International Fund in debt instruments issued by a governmental entity upon GEIM's concluding that the value of the instruments will increase as a result of improvements or changes in public finances, monetary policies, external accounts, financial markets, exchange rate policies or labor conditions of the country in which the governmental entity is located.

The International Fund's investments in debt securities are limited to those that are rated investment grade; up to 5% of the Fund's assets may be invested in securities rated lower than investment grade. Risks and special considerations applicable to certain investment grade obligations and obligations rated below investment grade are described below under "Risk Factors and Special Considerations."

In selecting investments on behalf of the International Fund, GEIM seeks companies that are expected to grow faster than relevant markets and whose securities are available at a price that does not fully reflect the potential growth of those companies. GEIM typically focuses on companies that possess one or more of a variety of characteristics, including strong earnings growth relative to price-to-earnings and price-to-cash earnings ratios, low price-to-book value, strong cash flow, presence in an industry experiencing strong growth and high quality management.

Under normal circumstances, the International Fund invests in securities of issuers located in a number of different countries located outside the United States as described above, and may invest a portion of its total assets in cash and/or money market instruments of the types described below under "Additional Investments - Money Market Instruments" for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. During periods when GEIM believes there are unstable market, economic, political or currency conditions abroad, the Fund may assume a temporary defensive posture and (i) restrict the securities markets in which its assets will be invested and invest all or a significant portion of its assets in securities of the types described above issued by companies incorporated in and/or having their principal activities in the United States, or (ii) without limitation hold cash and/or invest in money market instruments of the types described below under "Additional Investments - Money Market Instruments." Included among the money market instruments in which the International Fund may invest are repurchase agreements, the risks and special considerations of which are described below under "Risk Factors and Special Considerations - Repurchase and Reverse Repurchase Agreements." To the extent that it holds cash or invests in money market instruments, the International Fund may not achieve its investment objective of long-term capital appreciation.

The International Fund, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, illiquid securities, Rule 144A Securities and securities of other investment funds.
In addition, the International Fund may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis, lending portfolio securities and selling securities short against the box. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies."

GE STRATEGIC INVESTMENT FUND

The investment objective of GE Strategic Investment Fund (the "Strategic Fund") is to maximize total return, consisting of capital appreciation and current income. In seeking its objective, the Strategic Fund follows an asset allocation strategy contemplating shifts among a range of investments. This strategy may result in the Strategic Fund's experiencing a high portfolio turnover rate. See "Portfolio Transactions and Turnover" below.

The Strategic Fund invests in the following classes of investments: common stocks, preferred stocks, convertible securities and warrants issued by U.S. and foreign companies; bonds, debentures, notes and convertible bonds issued by U.S. and foreign companies; securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"); Municipal Obligations (as defined below); obligations of foreign governments or their agencies or instrumentalities; mortgage related securities, adjustable rate mortgage related securities ("ARMs"), collateralized mortgage related securities ("CMOs") and government stripped mortgage related securities; asset-backed and receivable-backed securities; and domestic and foreign money market instruments. The U.S. equity and debt instruments in which the Strategic Fund invests are traded on U.S. securities exchanges or in the U.S. over-the-counter market, except that the Fund may invest up to 10% of its assets in non-publicly traded securities. In addition, up to 20% of the Strategic Fund's total assets may be invested in foreign securities that are listed on foreign securities exchanges or traded in foreign over-the-counter markets. The Strategic Fund may also invest in depositary receipts and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators. Mortgage related securities, ARMs, CMOs, government stripped mortgage related securities and asset-backed and receivable-backed securities are subject to several risks, including the prepayment of principal. Other risks and special considerations applicable to those instruments are described in "Further Information: Certain Investment Techniques and Strategie s." In addition, risks and special considerations applicable to investing in non-publicly traded securities, foreign securities and depositary receipts are described below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies."

GEIM has broad latitude in selecting the classes of investments to which the Strategic Fund's assets are committed. Although the Strategic Fund has the authority to invest solely in equity securities, solely in debt securities, solely in money market instruments or in any combination of these classes of investments, GEIM anticipates that at most times the Fund will be invested in a combination of equity and debt instruments.

The Strategic Fund's investments are designed to achieve favorable performance with lower volatility than a fund that invests solely in equity or debt securities. The weightings of equity and debt holdings for the Strategic Fund are determined by GEIM at any given time in light of its assessment of the attractiveness of each market. Although GEIM cannot predict the mix of the Strategic Fund's investments at any one time, GEIM can delineate certain situations that can lead to a shift in the mix of the Strate gic Fund's investments. If, for example, the prices of U.S. equity securities decline due to falling economic activity and profits, and if GEIM determines that the condition is transitory, GEIM could allocate a major portion of the Strategic Fund's assets to the equity market. If, on the other hand, the prices of debt instruments are depressed by rising economic activity combined with restrictive monetary or fiscal policies and GEIM concludes that this condition is temporary, GEIM could allocate a major portion of the Strategic Fund's assets to debt securities.

During normal market conditions, a portion of the Strategic Fund's total assets may be held in cash and/or invested in money market instruments of the types described below under "Additional Investments - Money Market Instruments" for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. If GEIM determines that the outlook for equity and debt securities is unfavorable, GEIM could cause a major portion of the Strategic Fund's assets to be invested in such money market instruments. GEIM's decision that the Strategic Fund invest in foreign securities would be predicated on the outlook for the foreign securities markets of selected countries, the underlying economies of those countries and the direction of the U.S. dollar relative to the currencies of those countries.

The Strategic Fund generally seeks to invest in equity and debt securities that GEIM has determined offer above average potential for total return. In making this determination, GEIM will take into account factors including earnings growth, industry attractiveness, company management, price-to-earnings ratios, yield, price-to-book ratios and valuation of assets.



The Strategic Fund typically purchases a debt security if GEIM believes that the yield and potential for capital appreciation of the security are sufficiently attractive in light of the risks of ownership of the security. In determining whether the Strategic Fund should invest in particular debt instruments, GEIM considers factors such as: the price, coupon and yield to maturity; GEIM's assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and early redemption provisions.

The Strategic Fund limits its purchases of debt instruments to those that are rated within the six highest categories by S&P, Moody's or another NRSRO, or if unrated, are deemed by GEIM to be of comparable quality. The Strategic Fund will not purchase a debt security if, as a result of the purchase, more than 25% of the Fund's total assets would be invested in securities rated BBB by S&P or Baa by Moody's or, if unrated, deemed by GEIM to be of comparable quality. In addition, the Strategic Fund will not purchase any obligation rated BB or B by S&P or Ba or B by Moody's if, as a result of the purchase, more than 10% of the Fund's total assets would be invested in obligations rated in those categories or, if unrated, in obligations that are deemed by GE IM to be of comparable quality. Risks and special considerations applicable to certain investment grade obligations and obligations rated lower than investment grade are described below under "Risk Factors and Special Considerations." A description of S&P and Moody's ratings relevant to the Strategic Fund's investments is included as an Appendix to the Statement of Additional Information.

The Strategic Fund, in addition to investing as described above, may hold the following types of instruments: repurchase agreements, illiquid securities, Rule 144A Securities, securities of supranational agencies, securities of other investment funds, zero coupon obligations, municipal leases, floating and variable rate instruments, participation interests in certain Municipal Obligations, Municipal Obligation components and custodial receipts. In addition, the Strategic Fund may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis, entering into mortgage dollar rolls and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies."

GE TAX-EXEMPT FUND

The investment objective of GE Tax-Exempt Fund (the "Tax-Exempt Fund") is to seek as high a level of current income exempt from Federal income taxation as is consistent with prudent investment management and the preservation of capital. The Tax-Exempt Fund seeks to achieve its objective by investing in a diversified portfolio of debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is in the opinion of issuers' counsel, excluded from gross income for Federal income tax purposes ("Municipal Obligations").

The Tax-Exempt Fund operates subject to a fundamental investment policy providing that, under normal conditions, the Fund invests at least 80% of its net assets in Municipal Obligations the income from which is not a specific tax preference item for purposes of the Federal individual and corporate alternative minimum tax. Under normal conditions, the Tax-Exempt Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments of the sort described below under "Additional Investments - Money Market Instruments." In addition, the Tax-Exempt Fund may take a temporary defensive posture and without limitation may hold cash, or invest in short-term Municipal Obligations and/or money market instruments of the type described below under "Additional Investments
- Money Market Instruments."

Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. Notes are short-term obligations of issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations bear fixed, floating and variable rates of interest. Variations exist in the security of Municipal Obligations, both within a particular classification and between classifications. Risks and special considerations applicable to Municipal Obligations are described below under "Risk Factors and Special Considerations."

The Tax-Exempt Fund has the authority to invest in Municipal Obligations that are rated at the time of purchase within the six highest categories established by S&P, Moody's or another NRSRO or which, although not rated, are, in the opinion of GEIM, of comparative quality. The six highest ratings currently assigned to municipal bonds by S&P are AAA, AA, A, BBB, BB and B and by Moody's are Aaa, Aa, A, Baa, Ba and B. Obligations coming within the highest four S&P and Moody's municipal bond ratings are considered investment grade. Risks and special considerations applicable to certain investment grade obligations and obligations rated lower than investment grade are described below under "Risk Factors and Special Considerations." A description of S&P and Moody's ratings relevant to the Tax-Exempt Fund's investments is included as an Appendix to the Statement of Additional Information.

Under normal conditions, at least 50% of the Tax-Exempt Fund's total assets are invested in obligations rated A or better by S&P or Moody's. In addition, the Tax-Exempt Fund limits its investments in obligations rated BBB by S&P or Baa by Moody's to no more than 25% of its total assets and limits its investments in obligations rated BB or B by S&P or Ba or B by Moody's to no more than 10% of its total assets. No more than 25% of the Tax-Exempt Fund's total assets may be invested in obligations that are not rated and no non-rated obligation will be purchased by the Fund unless GEIM determines the obligation to be of a quality comparable to an obligation rated B or better by S&P or Moody's. For purposes of determining compliance with the Tax-Exempt Fund's policies with respect to ratings, non-rated obligations are included with rated obligations of comparable quality. If the S&P or Moody's rating of a particular obligation is lowered, or if S&P or Moody's ceases to rate the obligation, subsequent to that purchase by the Tax-Exempt Fund, GEIM will consider the event in its determination of whether the Fund should continue to hold the obligation; the Fund will not, however, be required to sell the obligation in either case.

The Tax-Exempt Fund is authorized to invest in Municipal Obligations of all maturities. The weighted average maturity of the Tax-Exempt Fund's portfolio securities is anticipated to be approximately 20 years in favorable market conditions.

The Tax-Exempt Fund, in addition to investing as described above, may hold the following types of instruments: repurchase agreements, illiquid securities, Rule 144A Securities, zero coupon obligations, municipal leases, floating or variable rate instruments, participation interests in certain Municipal Obligations, Municipal Obligation components and custodial receipts. In addition, the Tax-Exempt Fund may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, entering into securities transactions on a when-issued or delayed-delivery basis and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies." In addition, income derived by the Tax-Exempt Fund with respect to certain of these instruments, investment techniques and strategies, will not be exempt from Federal income taxation.

GE FIXED INCOME FUND

The investment objective of GE Fixed Income Fund (the "Income Fund") is to seek maximum income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the Income Fund's portfolio securities may occur but is not an objective of the Fund.
In seeking to achieve its investment objective, the Income Fund invests in the following types of fixed income instruments: Government Securities; obligations of foreign governments or their agencies or instrumentalities; bonds, convertible bonds, debentures, notes and non-convertible preferred stocks issued by U.S. and foreign companies; mortgage related securities, ARMs, CMOs and government stripped mortgage related securities; asset-backed and receivable-backed securities; zero coupon obligations; floating and variable rate instruments and money market instruments. The Income Fund may also invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators. Mortgage related securities, ARMs, CMOs, government stripped mortgage related securities and asset-backed and receivable-backed securities are subject to several risks, including the prepayment of principal. Other risks and special considerations applicable to these instruments are described in "Further Information: Certain Investment Techniques and Strategies."

The Income Fund is subject to no limitation with respect to the maturities of the instruments in which it may invest; the weighted average maturity of the Fund's portfolio securities is anticipated to be approximately five to 10 years. The Income Fund's investments in bonds are limited to those that are rated within the six highest categories by S&P, Moody's or another NRSRO, or if unrated, are deemed by GEIM to be of comparable quality. Risks and special considerations applicable to certain investment grade obligations and obligations rated lower than investment grade are described below under "Risk Factors and Special Considerations." A description of S&P and Moody's ratings relevant to the Income Fund's investments is included as an Appendix to the Statement of Additional Information.

The Income Fund will not purchase any obligation rated BBB by S&P or Baa by Moody's if, as a result of the purchase, more than 25% of the Fund's total assets would be invested in obligations rated in those categories or in unrated obligations that are deemed by GEIM to be of comparable quality. In addition, no obligation will be purchased by the Income Fund if, as a result of the purchase, more than 10% of the Fund's total assets would be invested in obligations rated BB or B by S&P or Ba or B by Moody's or in unrated obligations that GEIM deems to be of comparable quality.



Up to 35% of the Income Fund's total assets may be invested in obligations of foreign companies or foreign governments or their agencies and instrumentalities. Investments in foreign companies and agencies or instrumentalities of foreign governments made by the Income Fund usually will involve currencies of foreign countries. Risks and special considerations applicable to investing in foreign countries are described below under "Risk Factors and Special Considerations." Further, under normal market conditions, a substantial portion of the Income Fund's total assets may be invested in money market instruments of the types described below under "Additional Investments - Money Market Instruments" if such investment is deemed by GEIM to be consistent with the investment objective of the Fund. In addition, for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses, the Fund may hold a small portion of its assets in cash. Moreover, when GEIM believes that economic and other market conditions warrant, for temporary defensive purposes, the Income Fund may hold cash or invest in such short-term money market instruments without limitation.

The Income Fund, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, repurchase agreements, illiquid securities, Rule 144A Securities, securities of supranational agencies and securities of other investment funds. In addition, the Income Fund may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis, entering into mortgage dollar rolls and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies."

GE SHORT-TERM GOVERNMENT FUND

The investment objective of GE Short-Term Government Fund (the "Government Fund") is to seek a high level of income consistent with prudent investment management and the preservation of capi-tal. In seeking to achieve its investment objective, the Government Fund will invest at least 65% of its total assets in Government Securities including repurchase agreements secured by Government Securities. A more complete description of the types of government securities to be invested in can be found below under "Additional Investments - Money Market Instruments."

The Government Fund may invest the remainder of its assets in bonds, convertible bonds, debentures, notes and non-convertible preferred stocks issued by U.S. and foreign companies; obligations of foreign governments or their agencies or instrumentalities; mortgage related securities, ARMs, CMOs and government stripped mortgage related securities and asset-backed and receivable-backed securities; zero coupon obligations (including zero coupon municipal obligations); floating and variable rate instruments; and money market instruments. The Government Fund may also invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators. Mortgage related securities, ARMs, CMOs, government stripped mortgage related securities and asset-backed and receivable-backed securities are subject to several risks, including the prepayment of principal. The debt securities in which the Fund invests will only be purchased if, in the case of long-term securities, they are rated investment grade by S&P or Moody's (or the equivalent from another NRSRO) and short-term securities will only be purchased if they are rated A-1 by S&P or Prime-1 by Moody's (or the equivalent from another NRSRO) or, for both short- and long-term securities, if unrated, deemed to be of equivalent quality by GEIM. A description of S&P and Moody's ratings relevant to the Government Fund's investments is included as an Appendix to the Statement of Additional Information. Other risks and special considerations applicable to these instruments are described in "Further Information: Certain Investment Techniques and Strategies."

The dollar-weighted average maturity of the Government Fund's portfolio securities is anticipated to be not more than three years. Within this limitation the Government Fund may purchase individual securities with effective maturities greater than three years as long as its average maturity remains within this limit.

GEIM will seek to stabilize share price fluctuation by investing in securities that are not highly sensitive to interest rate changes. In selecting securities for the Government Fund, GEIM will attempt to maintain the Fund's overall sensitivity to interest rates in a range similar to the average for short- to intermediate-term government bonds with maturities of one to four years. Under normal market conditions, the Government Fund may invest a substantial portion of its assets in money market instruments of the types described below under "Additional Investments -Money Market Instruments," including short-term instruments with remaining maturities of one year or less if such investment is deemed by GEIM to be consistent with the investment objective of the Fund. In addition, for cash management purposes the Government Fund may hold a small portion of its assets in cash. Moreover, when GEIM believes that economic and other market conditions warrant, for temporary defensive purposes, the Government Fund may hold cash or invest in such short-term money market instruments without limitation.


The Government Fund, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, repurchase agreements, illiquid securities, Rule 144A Securities and securities of other investment funds. In addition, the Income Fund may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis, entering into mortgage dollar rolls and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further Information:
Certain Investment Techniques and Strategies."

GE MONEY MARKET FUND

The investment objective of GE Money Market Fund (the "Money Market Fund") is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. In seeking its objective, the Money Market Fund invests in the following U.S. dollar denominated, short-term money market instruments: (1) Government Securities; (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper and notes, including those with floating or variable rates of interest; (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (6) debt securities issued by foreign issuers; and (7) repurchase agreements.

The Money Market Fund limits its portfolio investments to securities that the Trust's Board of Trustees determines present minimal credit risk and that are "Eligible Securities" at the time of acquisition by the Fund. "Eligible Securities" as used in this Prospectus means securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (1) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (2) one NRSRO, if only one NRSRO has issued such a rating at the time that the Money Market Fund acquires the security. Currently, six organizations are NRSROs: S&P, Moody's, Fitch Investors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate, IBCA, Inc., and Thomson BankWatch Inc. A discussion of the ratings categories is contained in the Appendix to the Statement of Additional Information. By limiting its investments to Eligible Securities, the Money Market Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the SEC under the 1940 Act. In addition, the Money Market Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities"), and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The Money Market Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund's total assets in the securities of a single issuer for a period of up to three business days, so long as (1) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (2) the Fund does not make more than one such investment at any one time. If the Money Market Fund acquires securities that are unrated or that have been rated by a single NRSRO, the acquisition must be approved or ratified by the Trust's Board of Trustees. Determination of comparable quality is made by GEIM in accordance with procedures established by the Board of Trustees. The Money Market Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. The Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The assets of the Money Market Fund are valued on the basis of amortized cost, as described below under "Net Asset Value."

The Money Market Fund, in addition to investing as described above, may hold Rule 144A Securities. In addition, the Money Market Fund may engage in the following types of investment techniques and strategies: entering into reverse repurchase agreements, entering into securities transactions on a when-issued or delayed-delivery basis and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further Information:
Certain Investment Techniques and Strategies."


ADDITIONAL INVESTMENTS

Some or all of the Funds may invest in the types of instruments and engage in the types of strategies described in detail below. These instruments and strategies may be subject to the risks and special considerations described below under "Risk Factors and Special Considerations."

The Trust's annual report for the fiscal year ended September 30, 1995 contains information regarding relevant market conditions and investment strategies and techniques pursued by GEIM during such fiscal year and is available to shareholders without charge upon request made to the Trust by calling the toll free numbers listed on the back cover page of the Prospectus or by writing to the Trust at the address listed on the front cover page of the Prospectus.

MONEY MARKET INSTRUMENTS. Each Fund, other than the Money Market Fund, may invest only in the following types of money market instruments: Government Securities; obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of foreign or domestic banks, domestic savings and loan associations and other banking institutions having total assets in excess of $500 million); commercial paper; and repurchase agreements.

Each of the Funds may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance
Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution
Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instru-ments that are supported by the full faith and credit of the United
States, whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury or are s upported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if GEIM determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.

Each Fund, other than the Money Market Fund, may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. The International Fund, the Global Fund, the U.S. Equity Fund and the Tax-Exempt Fund may invest in these instruments only if they are rated AAA or AA by S&P or Aaa or Aa by Moody's or have received an equivalent rating from another NRSRO, or if unrated, are deemed by GEIM to be of equivalent quality. The Strategic Fund, the Income Fund and the Government Fund may invest in such money market instruments if they are rated no lower than B by S&P or Moody's or have received an equivalent rating from another NRSRO, or if unrated, are deemed by GEIM to be of equivalent quality. Commercial paper held by a Fund, other than the Money Market Fund, may be rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody's and S&P is contained in an Appendix to the Statement of Additional Information. At no time will the investments of a Fund, other than the Money Market Fund, in bank obligations, including time deposits, exceed 25% of the value of the Fund's assets.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by GEIM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. GEIM also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements.
Income derived by the Tax-Exempt Fund when engaging in a repurchase agreement is not exempt from Federal income taxation.


The Money Market Fund may engage in reverse repurchase agreements, subject to its investment restrictions. A reverse repurchase agreement, which is considered a borrowing by the Money Market Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. The Money Market Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund's securities is considered to be disadvantageous. Cash, Government Securities or other liquid high grade debt obligations equal in value to the Money Market Fund's obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust's custodian or designated sub-custodian.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES.  The U.S. Equity Fund, the
Global Fund, the International Fund, the Strategic Fund, the Income Fund and the Government Fund may each invest up to 10% of its assets in non-publicly traded securities. Non-publicly traded securities are securities that are sub ject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by the Trust's Board of Trustees based upon the trading markets for the securities. In addition, each Fund, other than the Money Market Fund, may invest up to 15% of its assets in "illiquid securities"; the Money Market Fund may not, under any circumstance, invest in illiquid securities.
Illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities that are held by a Fund take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that GEIM has determined are not liquid under guidelines established by the Trust's Board of Trustees. In no event, however, will any Fund's investments in illiquid and non-publicly traded securities, in the aggregate, exceed 15% of its assets.

INDEXED SECURITIES. The Strategic Fund, the Income Fund and the Government Fund may also invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference
                                      21
instrument. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Funds will bear the market risk of the reference instrument.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES. Each Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A
Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indexes, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund's net assets.

COVERED OPTION WRITING. Each Fund, other than the Money Market Fund, may write covered put and call options on securities. A Fund will realize fees (referred to as "premiums") for granting the rights evidenced by the options.
 A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Funds with option-writing authority write only covered options. A put or call option written by a Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible. See "Strategies Available to Some Buy Not All Funds - Covered Option Writing" in the Statement of Additional Information for specific situations where put and call options will be deemed to be covered by a Fund.

A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. To facilitate closing purchase transactions, the Funds with option-writing authority will ordinarily write options only if a secondary market for the options exists on a U.S. or foreign securities exchange or in the over-the-counter market.

Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position's being offset by a loss on the hedge position. No Fund will enter into a transaction involving options for speculative purposes.

SECURITIES INDEX OPTIONS. In seeking to hedge all or a portion of its investments, a Fund, other than the Money Market Fund, may purchase and write put and call options on securities indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indexes include securities held in the Fund's portfolio. The Funds with such option writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities. No Fund will enter into a transaction involving securities index options for speculative purposes.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indexes do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date.

A securities index option written by a Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible. See "Strategies Available to Some But Not All Funds-Covered Option Writing" in the Statement of Additional Information for specific situations where securities index options will be deemed to be covered by a Fund. If the Fund has written a securities index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written.

FUTURES AND OPTIONS ON FUTURES. Each Fund, other than the Money Market Fund, may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. No Fund will enter into a transaction involving futures and options on futures for speculative purposes.

A Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the SEC staff is that a Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that for covered options on securities (see "Strategies Available to Some But Not All Funds-Covered Option Writing" in the Statement of Additional Information) and designed to eliminate any potential leveraging. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

FORWARD CURRENCY TRANSACTIONS. The U.S. Equity Fund, the Global Fund, the International Fund, the Strategic Fund, the Income Fund and the Government Fund may each hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. No Fund will enter into forward currency transactions for speculative purposes. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency trade rs (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that a Fund's forward currency contracts are not used to achieve investment leverage, cash or readily marketable securities will be segregated with the Trust's custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to the contracts.

Upon maturity of a forward currency contract, a Fund may (1) pay for and receive the underlying currency, (2) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (3) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund's paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Trust may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

In hedging a specific portfolio position, a Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by GEIM. A Fund's exposure with respect to forward currency contracts is limited to the amount of the Fund's aggregate investments in instruments denominated in foreign currencies.

OPTIONS ON FOREIGN CURRENCIES. The U.S. Equity Fund, the Global Fund, the International Fund, the Strategic Fund, the Income Fund and the Government Fund may each purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Funds with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the over-the-counter market. The Trust will limit the premiums paid on a Fund's options on foreign currencies to 5% of the value of the Fund's total assets.

INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions with respect to each Fund that may not be changed without approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Included among those fundamental restrictions are those listed below.
1. No Fund may borrow money, except that the Money Market Fund may enter into reverse repurchase agreements, and except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of a Fund's total assets are outstanding, the Fund will not make any additional investments.

2. No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

3. No Fund may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Fund, other than the Money Market Fund, may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

4. No Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund's investments in Government Securities and (b) up to 25% of the value of the assets of a Fund, other than the Money Market Fund, may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

5. No Fund may invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that the Tax-Exempt Fund may invest more than 25% of the value of its total assets in securities issued or guaranteed by a state, municipality or other political subdivision, unless the securities are backed only by the assets and revenues of non-governmental users. For purposes of this restriction, the term industry will be deemed to include (a) the government of any country other than the United States, but not the U.S. Government and (b) all supranational organizations. In addition, securities held by the Money Market Fund that are issued by domestic banks are excluded from this restriction. For purposes of this investment restriction, the Trust may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.

Certain other investment restrictions adopted by the Trust with respect to the Funds are described in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investing in the Funds involves risk factors and special considerations, such as those described below:

GENERAL. GEIM's principal officers, directors, and portfolio managers serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), which like GEIM is a wholly-owned subsidiary of GE. GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets, as of December 29, 1995, in excess of $52.3 billion. An investment in shares of any Fund, however, should not be considered to be a complete investment program.

DEBT INSTRUMENTS. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower.
In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

CERTAIN INVESTMENT GRADE OBLIGATIONS. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

LOW-RATED SECURITIES. Certain Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as "junk bonds"). Low-rated and comparable unrated securities (collectively referred to as "low-rated" securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

Although the market values of low-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish the Trust's ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund's net asset value.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund.
 In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that GEIM deems representative of their value, the value of the Fund's net assets could be adversely affected.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the Money Market Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Money Market Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

WARRANTS. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to div-idends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange, Inc. ("NYSE") or the American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

INVESTMENT IN FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations.
Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not pres-ent in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the with holding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

CURRENCY EXCHANGE RATES. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or f oreign governments or central banks or by currency controls or political developments in the United States or abroad.


INVESTING IN DEVELOPING COUNTRIES. Investing in securities issued by companies located in developing countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

MUNICIPAL OBLIGATIONS. Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from Federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor GEIM will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel. The Tax-Exempt Fund may invest without limit in debt obligations that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the Tax-Exempt Fund should any of the related projects or facilities experience financial difficulties.

In past years, the U.S. Government has enacted various laws that have restricted or diminished the income tax exemption on various types of Municipal Obligations and may enact other similar laws in the future. If any such laws are enacted that would reduce the availability of Municipal Obligations for investment by the Tax-Exempt Fund so as to affect the Fund's shareholders adversely, the Trust will reevaluate the Fund's investment objective and policies and might submit possible changes in the Fund's structure to the Fund's shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable for Federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in this Prospectus.

COVERED OPTION WRITING. Upon the exercise of a put option written by a Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option's exercise over the Fund's acquisition cost of the security, less the premium received for writing the option. In addition, no assurance can be given that a Fund will be able to effect closing purchase transactions at a desired time. The ability of a Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities options only if a liquid secondary market appears to exist for the option purchased or sold, no such secondary market may exist or the market may cease to exist.

A Fund will engage in hedging transactions only when deemed advisable by GEIM. Successful use by a Fund of options will depend on GEIM's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

SECURITIES INDEX OPTIONS. Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when GEIM desires that a Fund engage in such a transaction.

FUTURES AND OPTIONS ON FUTURES. The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Furthermore, because any income earned from transactions in futures contracts and related options will be taxable, GEIM anticipates that the Tax-Exempt Fund will invest in these instruments only in unusual circumstances, such as when GEIM anticipates a significant change in interest rates or market conditions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.


FORWARD CURRENCY TRANSACTIONS. In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon GEIM's special skills and experience with respect to those instruments and will usually depend upon GEIM's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect.

The Trust's ability to dispose of a Fund's positions in forward currency contracts depends on the availability of active markets in those instruments, and GEIM cannot now predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.

OPTIONS ON FOREIGN CURRENCIES. Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund's position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

INSTRUMENTS AND STRATEGIES INVOLVING SPECIAL RISKS.   Certain instruments in
which the Funds can invest and certain investment strategies that the Funds may employ could expose the Funds to various risks and special considerations. The instruments presenting risks to a Fund that holds the instruments are: Rule 144A Securities, depositary receipts, securities of supranational agencies, securities of other investment funds, municipal leases, floating and variable rate instruments, participation interests, zero coupon obligations, Municipal Obligation components, custodial receipts, mortgage related securities, government stripped mortgage related securities, and asset-backed and receivable-backed securities. Among the risks that some but not all of these instruments involve are lack of liquid secondary markets and the risk of prepayment of principal. The investment strategies involving special risks to some or all of the Funds are: engaging in when-issued or delayed-delivery securities transactions, lending portfolio securities and selling securities short against the box. Among the risks that some but not all of these strategies involve are increased exposure to fluctuations in market value of the securities and certain credit risks. See "Further
Information: Certain Investment Techniques and Strategies" for a more complete description of these instruments and strategies.

PORTFOLIO TRANSACTIONS AND TURNOVER

The Board of Trustees of the Trust has determined that, to the extent consistent with applicable provisions of the 1940 Act and rules thereunder, transactions for a Fund may be executed through the Distributor, if, in the judgment of GEIM, the use of the Distributor is likely to result in price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, the Distributor charges the Fund a fair and reasonable rate consistent with that payable by the Fund to other broker-dealers on comparable transactions. Under rules adopted by the SEC, the Distributor may not execute transactions for a Fund on the floor of any national securities exchange, but may effect transactions by transmitti ng orders for execution providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with the Distributor. The Distributor will be required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation that it receives from a Fund.

The Trust cannot predict precisely the turnover rate for any Fund, but expects that the annual turnover rate will generally not exceed 50% for the U.S. Equity Fund, 50% for the Global Fund, 50% for the International Fund, 200% for the Strategic Fund, 200% for the Tax-Exempt Fund, 300% for the Income Fund and 300% for the Government Fund. The portfolio turnover rate for the Money Market Fund is expected to be zero for regulatory purposes. For the fiscal year ended September 30, 1995, the actual portfolio turnover rates of certain of the Funds were: the U.S. Equity Fund - 43%, the Global Fund - 46%, the International Fund - 27%, the Strategic Fund -98%, the


Tax-Exempt Fund - 86%, the Income Fund - 315% and the Government Fund - 415%. A 100% annual turnover rate would occur if all of a Fund's securities were replaced one time during a period of one year. Short-term gains realized from portfolio turnover are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in brokerage commissions. GEIM does not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of any Fund consistent with the Fund's investment objective and policies.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

Overall responsibility for management and supervision of the Funds rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Funds, including agreements with the Funds' investment adviser and administrator, distributor, custodian and transfer agent. The day-to-day operations of the Funds have been delegated to GEIM. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.

INVESTMENT ADVISER AND ADMINISTRATOR

GEIM, located at 3003 Summer Street, P.O. Box 7900 Stamford, Connecticut 06904, serves as the investment adviser and administrator of each Fund. GEIM, which was formed under the laws of Delaware in 1988, is a wholly-owned subsidiary of GE and is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

GEIM has served as the investment adviser of the investment portfolios of Variable Investment Trust, which are offered only to insurance company separate accounts that fund certain variable annuity contracts, since their inception in 1994, and other institutional accounts, including PaineWebber Global Equity Fund, a series of Mitchell Hutchins/Kidder Peabody Investment Trust, since its inception in 1991, the Global Growth Portfolio of PaineWebber Series Trust and Global Small Cap Fund Inc. since March, 1995. GEIM's principal officers and directors serve in similar capacities with respect to GEIC, which like GEIM is a wholly-owned subsidiary of GE, and which currently acts as the investment adviser of Elfun Global Fund, Elfun Trusts, Elfun Income Fund, Elfun Money Market Fund, Elfun Tax-Exempt Income Fund and Elfun Diversified Fund (collectively, the "Elfun Funds"). The first Elfun Fund, Elfun Trusts, was established in 1935. Investment in the Elfun Funds is generally limited to regular and senior members of the Elfun Society, whose regular members are selected from active employees of GE and/or its majority-owned subsidiaries, and whose senior Society members are former members who have retired from those companies. In addition, under the General Electric Savings and Security Program, GEIC serves as investment adviser to the GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund.
 GEIC also serves as the investment adviser to the General Electric Pension Trust. Through GEIM and GEIC and their predecessors, GE has almost 60 years of investment management experience. GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets, as of December 29, 1995, in excess of $52.3 billion, of which roughly $10 billion is invested in mutual funds.

As a Fund's investment adviser, GEIM, subject to the supervision and direction of the Trust's Board of Trustees, manages the Fund's portfolio in accordance with its investment objective and stated policies, makes investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio transactions. As a Fund's administrator, GEIM furnishes the Trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing services and certain other services required by the Trust; prepares reports to the shareholders of the Fund; and assists in the preparation of tax returns and reports to and filings with the SEC and state securities law authorities. GEIM also pays the salaries of all personnel employed by both it and the Trust and provides each Fund with investment officers who are authorized by the Board of Trustees to execute purchases and sales of securities on behalf of the Fund. The Funds pay GEIM fees for advisory and administration services provided by GEIM to the Funds that are accrued daily and paid monthly at the following annual rates of the value of the Funds' average daily net assets: the U.S. Equity Fund - .40%, the Global Fund - .75%, the International Fund - .80%, the Strategic Fund - .35%, the Tax-Exempt Fund - .35%, the Income Fund -
 .35%, the Government Fund - .30% and the Money Market Fund - .25%. The fees paid by the Global Fund and the International Fund are higher than investment management fees paid by most other mutual funds.

Although investment decisions for each Fund are made independently from those of the other accounts managed by GEIM, investments of the type a Fund may make may also be made by those other accounts, particularly in the case of the U.S. Equity Fund because its investment strategy is employed by other accounts managed by GEIM or GEIC. When a Fund and one or more other accounts managed by GEIM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by GEIM to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.
The agreements governing the investment advisory services furnished to the Trust by GEIM provide that, if GEIM ceases to act as the investment adviser to the Trust, at GEIM's request, the Trust's license to use the initials "GE" will terminate and the Trust will change the name of the Trust and the Funds to a name not including the initials "GE."


PORTFOLIO MANAGEMENT

Eugene K. Bolton is responsible for the overall management of the domestic equity investment process at GEIM and GEIC (GEIM, GEIC and their predecessors are collectively referred to as "GE Investments"). In that capacity, which he has served since the commencement of the Funds' operations, Mr. Bolton is specifically responsible for selecting the Portfolio Managers for the U.S. Equity Fund and for the equity related investments of the portfolio of the Strategic Fund. He is also responsible for monitoring the investment strategies employed by the Portfolio Managers of those Funds to ensure that they are consistent with the Funds' investment objectives and policies. Mr. Bolton has more than 11 years of investment experience and has held positions with GE Investments since 1984. He is currently a Director and Executive Vice President of GE Investments.

David B. Carlson is one of the five Portfolio Managers for the U.S. Equity Fund and is also responsible for the management of the equity related investments of the portfolio of the Strategic Fund. Mr. Carlson has served those Funds as a Portfolio Manager since the commencement of their operations. He has more than 13 years of investment experience and has held positions with GE Investments since 1982. Mr. Carlson is currently a Senior Vice President of GE Investments.

Christopher D. Brown is one of the five Portfolio Managers for the U.S. Equity Fund and has served in that capacity since December 1995. He has ten years of investment experience, and has held positions with GE Investments since 1985. Mr. Brown is currently a Vice President of GEInvestments.
Peter J. Hathaway is one of the five Portfolio Managers for the U.S. Equity Fund and has served in that capacity since the commencement of the Fund's operations. He has more than 35 years of investment experience and has held positions with GE Investments since 1985. Mr. Hathaway is currently a Senior Vice President of GE Investments.

Robert R. Kaelin is the Portfolio Manager of the Tax-Exempt Fund and has served in that capacity since the commencement of the Fund's operations. He has more than 26 years of investment experience and has held positions with GE Investments since 1984. Mr. Kaelin is currently a Senior Vice President of GE Investments.

A. John Kohlhepp is one of the five Portfolio Managers for the U.S. Equity Fund and has served in that capacity since the commencement of the Fund's operations. He has more than 36 years of investment experience and has held positions with GE Investments since 1968. Mr. Kohlhepp is currently a Senior Vice President of GE Investments.

Ralph R. Layman is the Portfolio Manager of the Global Fund and the International Fund and has served in that capacity since the commencement of the Funds' operations. He has more than 16 years of investment experience and has held positions with GE Investments since 1991. From 1989 to 1991, Mr. Layman served as an Executive Vice President, Partner and Portfolio Manager of Northern Capital Management, and prior thereto, served as Vice President and Portfolio Manager of Templeton Investment Counsel. Mr. Layman is currently an Executive Vice President of GE Investments.

Robert A. MacDougall is the Portfolio Manager of the Fixed Income Fund and the Government Fund and is also responsible for the management of fixed income related investments of the portfolio of the Strategic Fund. Mr. MacDougall has served those Funds as a Portfolio Manager since the commencement of their operations. He has more than 12 years investment experience and has held positions with GE Investments since 1986. Mr. MacDougall is currently a Senior Vice President of GE Investments.

Paul C. Reinhardt is one of the five Portfolio Managers for the U.S. Equity Fund and has served in that capacity since the commencement of the Fund's operations. He has more than 14 years of investment experience and has held positions with GE Investments since 1982. Mr. Reinhardt is currently a Senior Vice President of GE Investments.

GEIM investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

EXPENSES OF THE FUNDS

The Money Market Fund, as well as each Class of the Participant Funds, bears its own expenses, which generally include all costs not specifically borne by GEIM. Included among the Money Market Fund's expenses and/or the Class' expenses are: a portion of the costs incurred in connection with the Class' and/or the Trust's organization; investment advisory, administration and distribution and shareholder servicing fees; fees paid to members of the Trust's Board of Trustees who are not affiliated with GEIM or any of its affiliates; fees for necessary professional and brokerage services; fees for any pricing service; the costs of custody, transfer agency and recordkeeping services; the costs of regulatory compliance; a portion of the costs associated with maintaining the Trust's legal existence; and the costs of corresponding with shareholders of the Funds. The Trust's agreements with GEIM with respect to each Fund provide that GEIM will reimburse the Fund to the extent required by applicable state laws for certain expenses that are described in the Statement of Additional Information.



The Trust has adopted Shareholder Servicing and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act with respect to each Participant Fund. Under the Plans, the Trust will pay GEIM, with respect to the Class A and Class B shares of a Participant Fund, fees for shareholder and distribution services provided to those Classes of the Participant Fund, and with respect to the Class C shares of a Participant Fund, the Trust will pay GEIM a shareholder servicing fee, each at the annual rates set out above under "The Multiple Distribution System" and as further described below under "Purchase of Shares." Fees to be paid with respect to the Funds under the Plans will be calculated daily and paid monthly by the Trust.

The annual fees payable with respect to each Class of a Participant Fund are intended to compensate GEIM or enable GEIM to compensate other persons ("Service Providers") for providing ongoing servicing and/or maintenance of the accounts of shareholders of the Participant Fund ("Shareholder Services") and to compensate GEIM, or enable GEIM to compensate Service Providers, including any distributor of shares of the Participant Fund, for providing services that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Participant Fund ("Selling Services"). Shareholder Services means all forms of shareholder liaison services, including, among other things, one or more of the following: providing Class A, Class B or Class C shareholders of a Participant Fund with
(i) information on their investments; (ii) general information regarding investing in mutual funds; (iii) periodic newsletters containing materials relating to the Participant Fund or to investments in general in mutual funds; (iv) periodic financial seminars designed to assist in the education of shareholders with respect to mutual funds generally and the Participant Fund specifically; (v) access to a telephone inquiry center relating to the Participant Fund; and other similar services not otherwise required to be provided by the Trust's custodian or transfer agent. Selling Services include, but are not limited to: the printing and distribution to prospective investors in the Participant Fund of prospectuses and statements of additional information that are used in connection with sales of Class A and Class B shares of the Participant Fund; the preparation, including printing, and distribution of sales literature and media advertisements relating to the Class A or Class B shares of the Participant Fund; and distributing Class A or Class B shares of the Participant Fund. In providing compensation for Selling Services in accordance with the Plans, GEIM is expressly authorized
(1) to make, or cause to be made, payments reflecting an allocation of overhead and other office expenses related to the distribution of the Class A or Class B shares of a Participant Fund; (2) to make, or cause to be made, payments, or to provide for the reimbursement of expenses of, persons who provide support services in connection with the distribution of the Class A or Class B shares of the Participant Fund; and (3) to make, or cause to be made, payments to broker-dealers who have sold Class A or Class B shares of the Participant Fund.

Payments under the Plans are not tied exclusively to the expenses for shareholder servicing and distribution expenses actually incurred by GEIM or any Service Provider, and the payments may exceed expenses actually incurred by GEIM and/or a Service Provider. The Trust's Board of Trustees evaluates the appropriateness of the Plans and its payment terms on a continuing basis and in doing so considers all relevant factors, including the types and extent of Shareholder Services and Selling Services provided by GEIM and/or Service Providers and amounts GEIM and/or Service Providers receive under the Plans.

PURCHASE OF SHARES

GENERAL

Fund shares are sold on a continuous basis by the Distributor. A purchase order will be processed at the net asset value next determined with respect to the Class of shares of the Participant Fund (or shares of the Money Market
Fund) being purchased after your purchase order (or your wire, if applicable) has been received and accepted by State Street Bank and Trust Company ("State Street"), the Trust's custodian and transfer agent. For a description of the manner of calculating a Fund's net asset value, see "Net Asset Value."

The minimum initial investment in the Money Market Fund or in a Class of a Participant Fund is $500 (or $250 in the case of individual retirement accounts ("IRAs")) and the minimum for subsequent investments is $100. The minimum for any purchase by payroll deduction (including initial investment) is $25 per month. Purchase orders for shares of a Fund will be accepted by the Trust only on a day on which the Fund's net asset value is calculated. See "Net Asset Value" below. The Trust may in its discretion reject any order for the purchase of shares of a Fund. For the convenience of shareholders and in the interest of economy, the Trust will not issue physical certificates representing shares in any Fund.

Shares of the Funds may be purchased directly from the Distributor or through authorized broker-dealers, financial institutions or investment advisers which have entered into sales agreements with the Distributor ("Authorized Firms"), as follows:

THROUGH AUTHORIZED FIRMS. Initial purchases of shares through Authorized Firms should be made with the assistance of a sales representative (a "Sales Representative"). Subsequent investments may be made with a Sales Representative or mailed directly to the Trust. When making subsequent investments directly to the Trust, make your check payable to GEFunds and clearly indicate your account number on the check.


Initial or subsequent purchases of shares through Authorized Firms can also be made by Federal Funds wire, transferred along with proper instructions directly to your account. Before an initial wire transfer can be accepted, an account must be established for you. See your Sales Representative for further instructions. Your financial institution may charge a fee for wiring to your account.

If you purchase shares through a Sales Representative, your Authorized Firm will be responsible for transmitting your order promptly to State Street.
You begin to earn income as of the first business day following the day State Street has received payment for your order. Orders will be accepted only upon receipt by State Street of all documentation required to be submitted in connection with such order. If you purchase or redeem your shares through an Authorized Firm, you may be subject to service fees imposed by that Firm. Other investors not being assisted by a Sales Representative of an Authorized Firm may purchase shares in a manner described below:

BY MAIL. Investors may send a check made payable to GEFunds in U.S. currency along with account information and instructions to the Trust, at:

            GE Funds
            P.O. Box 8309
            Boston, MA 02266-8325

For overnight package delivery:
            GE Funds
            c/o Boston Financial Data Services Inc.
            Two Heritage Drive
            Quincy, MA 02171

Investors should send all account information and instructions that are accompanied by a check payable to GE Funds in payment for shares to the Trust. A purchase of shares of a Fund will be effected in accordance with a completed order at the Fund's net asset value next determined after receipt. If the check used for the purchase does not clear, the Trust will cancel the purchase and the investor may be liable for losses or fees incurred. Checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a U.S. bank. Investors may obtain an account application necessary to open an account by telephoning the Trust at the applicable toll free number listed on the back cover of the Prospectus or by writing to the Trust, at:

            GE Funds
            P.O. Box 120065
            Stamford, CT 06912-0065

For overnight package delivery:
            GE Funds
            c/o Boston Financial Data Services Inc.
            Two Heritage Drive
            Quincy, MA 02171
                                      31

BY WIRE. Purchase orders for shares of a Fund may be transmitted by wire. Wire orders will not be accepted until a completed account application in proper form has been received by the Trust at the address set forth above. After the Trust receives an application, an investor should then wire Federal funds (minimum $1,000) to: State Street Bank and Trust Company (ABA #0110-0002-8; DDA No. 9904-641-9) For: [Name of Fund] Account of:
[Investor's name, address and account number].

If a wire is received by the close of regular trading on the NYSE (currently 4:00 p.m. New York time), the shares will be priced according to the net asset value of the Fund on that day. If a wire is received after the close of regular trading on the NYSE, the shares will be priced as of the time the Fund's net asset value per share is next determined. Payment for orders that are not accepted will be returned to the prospective investor promptly.

BY DIRECT DEPOSIT PRIVILEGE. The Trust offers a Direct Deposit Privilege (the "Privilege"), which enables investors to purchase shares of either the Money Market Fund or of a particular Class of a Participant Fund (minimum of $25) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government, or a GE employee's payroll check, automatically deposited into their Fund account. An investor may elect to deposit as much as desired. To enroll for the Privilege, an investor must file with the Trust a completed Direct Deposit Sign Up Form for each type of payment desired to be included in the Privilege. The appropriate form may be obtained from the Trust. Death or legal incapacity will terminate the Privilege for an investor. An investor may elect at any time to terminate participation by notifying in writing the appropriate Federal agency. Further, the Trust may terminate participation upon 30 days' notice to the investor.

BY PAYROLL SAVINGS PLAN. The Payroll Savings Plan offered by the Trust permits an investor to purchase shares of either the Money Market Fund or of a particular Class of a Participant Fund (minimum of $25) automatically on a regular basis. Depending upon the direct deposit program established with an investor's employer, part or all of such investor's paycheck may be transferred to an existing account electronically at each pay period (through the Automated Clearing House). To establish a Payroll Savings Plan account, an authorization form must be sent to the Trust at:

            GE Funds
            P.O. Box 120065
            Stamford, CT 06912-0065

For overnight package delivery:
        GE Funds
        c/o Boston Financial Data Services Inc.
        Two Heritage Drive
        Quincy, MA 02171


The necessary authorization form may be obtained from the Trust. Investors may change the amount of purchase or cancel the authorization only by written notification to the Trust. The Trust may modify or terminate the Payroll Savings Plan at any time or charge a service fee. No such fee currently is contemplated.

BY AUTOMATIC INVESTMENT PLAN. Investors may arrange to make purchases of shares automatically on a monthly basis by electronic funds transfer (minimum $25 per transaction) from the checking, NOW, bank money market deposit account or credit union account designated by the investor if their bank or credit union is a member of an automated clearing house or by preauthorized checks drawn on their bank or credit union account. Shareholders will receive confirmations for transactions and a debit entry will appear on the bank or credit union statement. To make arrangements for automatic monthly investments, call the Trust at the applicable toll free number listed on the back cover of the Prospectus for further information. Investors may change the purchase amount or terminate this privilege at any time. The Trust may modify or terminate this privilege at any time or charge a service fee; however, no service fee is currently contemplated.

THE MULTIPLE DISTRIBUTION SYSTEM

As described above, under the Multiple Distribution System, Participant Funds offer different methods of purchasing shares, enabling investors to choose the Class that best suits their needs given the amount of purchase and intended length of investment. The Distributor and other persons remunerated on the basis of sales of shares may receive different levels of compensation for selling one Class of shares over another.

When purchasing shares of a Participant Fund, investors are required to specify whether the purchase is for Class A, Class B, Class C or Class D shares, as described below. The Money Market Fund does not participate in the Multiple Distribution System.

CLASS A SHARES. Class A shares will be offered to investors at their net asset value next determined, plus a sales charge, if applicable. Class A shares are subject to a service fee and a distribution fee, each at the annual rate of .25% of the value of the average daily net assets attributable to the Class. See "Management of the Trust." The sales charges payable upon the purchase of Class A shares will vary with the amount of purchase as shown in the tables set out on the following page:

GE U.S. EQUITY FUND, GE GLOBAL EQUITY FUND, GE INTERNATIONAL EQUITY
FUND
AND GE STRATEGIC INVESTMENT FUND

                                                                             MAXIMUM DEALERS'
                                     TOTAL FRONT-END SALES CHARGE             REALLOWANCE**
                                    _____________________________           ________________

                                                       AS A PERCENTAGE
                                  AS A PERCENTAGE              OF             AS A PERCENTAGE
       AMOUNT OF PURCHASE AT              OF               NET AMOUNT                 OF
         OFFERING PRICE*           OFFERING PRICE           INVESTED           OFFERING
PRICE
   _________________________     _________________    __________________
________________

    Less than $50,000                4.75%                    4.99%                 4.25%
    $50,000 but less
     than $100,000                   4.25                     4.44                  3.75
    $100,000 but less
     than $250,000                   3.25                     3.36                  2.75
    $250,000 but less
     than $500,000                   2.50                     2.56                  2.00
    $500,000 but less
     than $1,000,000                 2.00                     2.04                  1.55
    $1,000,000 or more                  0                        0                    @


                            GE TAX-EXEMPT FUND AND GE FIXED INCOME FUND

                                                                             MAXIMUM DEALERS'
                                     TOTAL FRONT-END SALES CHARGE             REALLOWANCE**
                                    _____________________________           ________________

                                                       AS A PERCENTAGE
                                  AS A PERCENTAGE              OF             AS A PERCENTAGE
       AMOUNT OF PURCHASE AT              OF               NET AMOUNT                 OF
         OFFERING PRICE*           OFFERING PRICE           INVESTED           OFFERING
PRICE
   _________________________     _________________    __________________
________________

    Less than $100,000                 4.25%                  4.44%                 3.75%
    $100,000 but less
     than $250,000                     3.25                   3.36                  2.75
    $250,000 but less
     than $500,000                     2.50                   2.56                  2.00
    $500,000 but less
     than $1,000,000                   2.00                   2.04                  1.55
    $1,000,000 or more                    0                      0                   @@


                               GE SHORT-TERM GOVERNMENT FUND

                                                                             MAXIMUM DEALERS'
                                     TOTAL FRONT-END SALES CHARGE             REALLOWANCE**
                                    _____________________________           ________________

                                                       AS A PERCENTAGE
                                  AS A PERCENTAGE              OF             AS A PERCENTAGE
       AMOUNT OF PURCHASE AT              OF               NET AMOUNT                 OF
         OFFERING PRICE*           OFFERING PRICE           INVESTED           OFFERING
PRICE
   _________________________     _________________    __________________
________________

    Less than $100,000               2.50%                    2.56%                 2.25%
    $100,000 but less
     than $250,000                   2.25                     2.30                  2.00
    $250,000 but less
     than $500,000                   1.75                     1.78                  1.50
    $500,000 but less
     than $1,000,000                 1.25                     1.27                  1.00
    $1,000,000 or more                  0                        0                   @@



*  THE DISTRIBUTOR HAS ADOPTED GUIDELINES DIRECTING SELLING
REPRESENTATIVES
THAT SINGLE INVESTMENTS OF $250,000 OR MORE SHOULD BE MADE IN CLASS A
SHARES.

** THE DISTRIBUTOR WILL REALLOW UP TO THE ENTIRE SALES CHARGE TO PNC SECURITIES CORP. AND GNA SECURITIES INC. FOR THOSE SHARES SOLD TO RETAIL
CUSTOMERS BY THOSE DEALERS. IN LIEU OF THIS ADDITIONAL REALLOWANCE,
THE
DISTRIBUTOR MAY OTHERWISE PAY OUT OF ITS OWN RESOURCES TO GNA
SECURITIES INC.
AN ADDITIONAL AMOUNT NOT TO EXCEED 1.50% ON THE SALE OF FUND SHARES
DEPENDING
ON CERTAIN VARIABLES, INCLUDING SALES VOLUME, CLASS OF FUND, AND
CLASS OF
FUND SHARES SOLD. THE STAFF OF THE SEC HAS INDICATED THAT DEALERS
WHO RECEIVE
MORE THAN 90% OF THE SALES CHARGE MAY BE CONSIDERED UNDERWRITERS

@ FOR PURCHASES IN EXCESS OF $1 MILLION, THE DISTRIBUTOR WILL PAY A CONCESSION OF UP TO .70% TO THE SELLING DEALER.

@@ FOR PURCHASES IN EXCESS OF $1 MILLION, THE DISTRIBUTOR WILL PAY A CONCESSION OF UP TO .60% TO THE SELLING DEALER.

No sales charge is imposed on Class A shares purchased through reinvestment of dividends or capital gains distributions. In addition, Class A shares are offered without any sales charge with respect to: (1) purchases of $1 million or more of Class A shares by an investor, including an investment by a Class
D eligible employee retirement plan that seeks the additional services provided to Class A Shareholders ("Class A Retirement Plans"), (2) all purchases by Class ARetirement Plans which have 250 or more eligible employees, (3) all purchases by Class ARetirement Plans, including Plans purchasing less than $1 million of Class A shares which are made exclusively through the Distributor and not through an Authorized Firm, (4) all purchases directly by individuals who are not Class C eligible who may otherwise invest in the Funds through defined contribution plans currently invested in the Funds, and who purchase shares exclusively through the Distributor and not through an Authorized Firm, (5) all purchases by officers, directors, employees and registered representatives of Authorized Firms which have entered into sales agreements with the Distributor or financial institutions through which shares of the Funds are being offered or made available for sale, (6) all purchases through nondiscretionary investment advisory programs made available by registered investment advisers or banks approved by the Trust's Board of Trustees and (7) all purchases by certain customers (the "Selected Customers") of GE who previously purchased Class A shares during a special limited offering of Fund shares by the Distributor, provided that the Selected Customer maintains an account with the Trust in its, his or her name at the time of the current purchase and the investment is made in that name, or as custodian for a minor or in an individual retirement account for the Selected Customer.

Reduced sales charges are available under a combined right of accumulation under which an investor may combine (1) the value of Class A shares held in the Participant Fund, (2) the value of Class A shares held in another Participant Fund with respect to which the investor has previously paid, or is subject to the payment of, a sales charge, and (3) the value of Class A shares being purchased. For example, if an investor owns shares of the Global Fund and the Strategic Fund that have an aggregate value of $92,000, and makes an additional investment in Class A shares of the Global Fund of $15,000, the sales charge applicable to the additional investment would be 3.25% rather than the 4.75% normally charged on a $15,000 purchase. In addition, Class ARetirement Plans may include, as part of the calculation of accumulation benefits, purchases of shares of the Money Market Fund and interests in other pooled investment vehicles, which are made available to such investors and specified by the Distributor as eligible for accumulation benefits in sales agreements with Authorized Firms.

By signing a Letter of Intent form, available from the Distributor, an investor becomes eligible for the reduced sales load applicable to the total number of Participant Fund Class A shares purchased in a 13-month period (beginning up to 90 days prior to the date of execution of the Letter of Intent), pursuant to the terms and under the conditions set forth in the Letter of Intent. To compute the applicable sales load, the shares an investor beneficially owns (on the date of submission of the Letter of Intent) in any Participant Fund that may be used toward "right of accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent.

State Street will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Assuming completion of the total minimum investment specified under a Letter of Intent, an adjustment will be made to reflect any reduced sales charge applicable to shares purchased during the


90-day period prior to the submission of the Letter of Intent. Additionally, if the total purchases within the period exceed the amount specified in the Letter of Intent, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. All such adjustments will be made in the form of additional shares credited to the shareholder's account at the then current offering price applicable to a single purchase of the total amount of the total purchases. If total purchases are less than the amount specified, an investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, State Street, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase, or the Trust to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.

Participant Funds also offer a reinstatement privilege under which a shareholder that has redeemed Class A shares may reinvest the proceeds from the redemption without imposition of a sales charge, provided the reinvestment is made within 60 days of the redemption. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege but a loss will be nullified if the reinvestment is made within 30 days of redemption. See the Statement of Additional Informatio n for the tax consequences when, within 90 days of a purchase of Class A shares, the shares are redeemed and reinvested in a Participant Fund.

CLASS B SHARES. Investors are able to purchase Class B shares at their net asset value per share next determined after a purchase order is received, without imposition of any sales charge. A CDSC is imposed, however, on certain redemptions of Class B shares. See "Redemption of Shares" below, which provides a more complete description of the CDSC. Class B shares of a Participant Fund, other than the Government Fund are subject to a service fee at the annual rate of .25% and a distribution fee at the annual rate of .75%, of the value of a Participant Fund's average daily net assets attributable to the Class. In the case of the Government Fund, Class B shares are subject to a service fee at the annual rate of .25% and a distribution fee at the annual rate of .60% of the value of the Government Fund's average daily net assets attributable to the Class. The Distributor has adopted guidelines, in view of the relative sales charges, service fees and distribution fees, directing its representatives and all selling agents that all purchases of shares should be for Class A shares when the pur-chase is $250,000 or more by an investor not eligible to purchase Class C or Class D shares. The Distributor reserves the right to vary these guidelines at any time.

CLASS C SHARES. Class C shares will be offered at their net asset value per share next determined after a purchase order is received, without imposition of any sales charge or CDSC. Class C shares are subject to a service fee of
 .25% of the net assets attributable to the Class. Class C shares are not subject to any distribution fee, and are available exclusively to (1) holders of shares of a Participant Fund or of the Money Market Fund that were issued and outstanding on November 29, 1993 - the date the Multiple Distribution System was implemented ("Existing Shares") who are not eligible to be holders of Class D shares, (2) any family member of a holder of Existing Shares and
(3) employees, retirees, officers or directors of GE or an affiliate of GE or any family member of any of those employees, retirees, officers or directors, in each case, whether investing directly or indirectly through their IRA. For purposes of this Prospectus, the term "family member" includes, spouses and by reason of blood or marriage, parents, children, siblings, grandparents and grandchildren. Also, for purposes of this Prospectus, the term "employees, retirees, officers or directors of GE or an affiliate of GE" includes (i) persons who are currently employed by GE or an affiliate of GE (GE and its affiliates are hereinafter referred to as "GE"),
(ii) persons who have retired or will retire from GE, or (iii) persons who are no longer employed by GE, but who have either retained a balance in the GE S&S Program or were employed by GE for at least 20 consecutive years. Any holder of Existing Shares falling within subcategory (1) above, who fully redeems his or her Class C shares or whose shares are redeemed in accordance with the involuntary redemption procedure set out below, will not have the right to reinvest in Class C shares. See "Redemptions of Shares" below.

CLASS D SHARES. Class D shares will be offered without imposition of a sales charge, CDSC, service fee or distribution fee exclusively to: banks, insurance companies and industrial corporations each purchasing shares for their own account; investment management programs of financial institutions that contemplate purchasing shares of investment companies managed by an adviser unaffiliated with the financial institution; financial institutions investing in their fiduciary capacity on behalf of clients or customers; tax-exempt investors, including defined benefit or contribution plans (including plans meeting the requirements of Section 401(k) of the Code), plans established under Section 403(b) of the Code, trusts established under
Section 501(c)(9) of the Code to fund the payment of certain welfare benefits, charitable, religious and educational institutions, and foundations and endowments of those investors; and investment companies not managed or sponsored by GEIM or any affiliate of GEIM ("Institutional Investors"). Under no circumstances are regular IRAs, simplified employee pension IRAs ("SEP-IRAs"), salary reduction SEP-IRAs and Keogh plans eligible to purchase Class D shares. For purposes of this Prospectus, the term "industrial corporation" is intended to mean any corporate entity employing 100 or more persons but does not include professional corporations or corporations established under Subchapter S of the Code. Investors eligible to purchase Class D shares may not purchase any other Class of shares, except, as noted above under "Class A Shares."

SUBSEQUENT PURCHASE OF SHARES

Investors may purchase additional shares of a Fund at any time by mail or by telephone in the manner outlined above. All payments should clearly indicate the investor's account number.

PURCHASES IN KIND

The Trust may, in its discretion, require that proposed investments of $10 million or more in a particular Class of a Participant Fund, or in the Money Market Fund, be made in kind. This requirement is intended to minimize the effect of transaction costs on existing shareholders of a Fund. Such transaction costs, which may include broker's commissions and taxes or governmental fees, domestic or foreign, as the case may be, may, in such event, be borne by the proposed investor in shares of the Fund. Under these circumstances, the Trust would inform the investor of the securities and amounts that are acceptable to the Trust. The securities would then be accepted by the Trust at their then market value in return for shares in the Fund of an equal value.

RETIREMENT PLANS

Shares of each of the Funds, other than the Tax-Exempt Fund, are available for purchase by IRAs, including IRAs established under the proprietary form established by GEIM ("GE IRAs"), retirement plans for self-employed individuals, 401(k) Plans, eligible deferred compensation plans meeting the requirements of Section 457(b) of the Code, tax-exempt organizations enumerated in Section 501(c)(3) of the Code and retirement plans qualified under Section 403(b)(7) of the Code (collectively "Qualified Plans"). As set out above under "Purchase of Shares - The Multiple Distribution System" different types of Qualified Plans may be eligible to purchase different Classes of a Participant Fund. Details about the procedure to be followed by Qualified Plans in investing in the Funds are available through the Distributor. Investors interested in establishing a GE IRA should contact the Distributor at the applicable toll free number listed on the back cover of the Prospectus to obtain the necessary documentation.

REDEMPTION OF SHARES

REDEMPTIONS IN GENERAL

Shares of the Money Market Fund, as well as shares of a Class of a Participant Fund, may be redeemed on any day on which the Fund's net asset value is calculated as described below under "Net Asset Value." Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value as next determined. The Trust normally transmits redemption proceeds within seven days after receipt of a redemption request. If a shareholder holds shares in more than one Class of a Participant Fund, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Trust receives further instructions. Redemption proceeds will be subject to no charge, except for certain redemptions of Class A and Class B shares of a Participant Fund. A shareholder who pays for shares of a Fund by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier's check.

The Trust requires that a shareholder of the Money Market Fund maintain a minimum investment in the Fund of $100, so care should be exercised to ensure that redemptions do not reduce the shareholder's investment below this minimum. Two exceptions exist to this minimum investment requirement: an account established by a Qualified Plan and an account established by payroll deductions which does not yet have a $100 account balance. In the case of a payroll deduction account with a balance that has exceeded $100, however, the shareholder is not permitted to redeem shares if the redemption would reduce the account balance below $100 (except to close the account). If the shareholder's account balance is less than $100 (except in the two cases described above), the Trust may automatically redeem the shares of the Money Market Fund in the account and remit the proceeds to the shareholder so long as the shareholder is given 30 days' prior written notice of the action. In addition, if the shareholder has checkwriting privileges, redemption of $100 or more may be made by writing a check either to the shareholder or to a third party.

A holder of Existing Shares who would not otherwise be eligible to invest in Class C shares by virtue of being an employee, retiree, officer or director of GE or an affiliate of GE or a family member of any of those employees, retirees, officers or directors, who fully redeems his account or whose account balance is involuntarily redeemed by the Trust in the manner set out below, will not remain eligible to thereafter invest in Class C shares; the holder will instead be eligible to invest in either Class A or Class B shares only.

A CDSC payable to the Distributor is imposed on certain redemptions of Class A and Class B shares of a Participant Fund, however effected. No CDSC is imposed on redemptions of shares that were purchased more than a fixed number of years prior to the redemptions or on shares derived from reinvestment of dividends or capital gains distributions. Furthermore, no CDSC will be imposed on an amount that represents an increase in the value of the shareholder's account resulting from capital appreciation. The amount of any applicable CDSC will be calculated by multiplying the applicable percentage charge by the lesser of (1) the net asset value of the Class A or Class B shares at the time of purchase or (2) the net asset value of the Class A or Class B shares at the time of redemption. In circumstances in which the CDSC is imposed, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the first day of that month.

The CDSC on Class A shares is payable on the same terms and conditions as would be applicable to Class B shares, except that the CDSC on Class A shares is at a lower rate and for a shorter period than that imposed on Class B shares (1% for redemptions only during the first year after purchase) and except that Class A shares have no automatic conversion feature. The CDSC applicable to Class A shares is calculated in the same manner as the CDSC with respect to Class B shares and is waived in the same situations as with respect to Class B shares.

The following table sets forth the CDSC rates applicable to redemptions of Class B shares of the U.S. Equity Fund, the Global Fund, the International Fund and the Strategic Fund:

                                        CDSC AS A %
YEAR SINCE PURCHASE                      OF AMOUNT
 PAYMENT WAS MADE                        REDEEMED
______________________________________________________

Within First Year                         4.00%
Within Second Year                        3.00%
Within Third Year                         2.00%
Within Fourth Year                        1.00%
Within Fifth Year                         0.00%
Within Sixth Year                         0.00%

The following table sets forth the CDSC rates applicable to redemptions of Class B shares of the Tax-Exempt Fund, the Income Fund and the Government
Fund:



                                        CDSC AS A %
YEAR SINCE PURCHASE                      OF AMOUNT
 PAYMENT WAS MADE                        REDEEMED
______________________________________________________

Within First Year                          3.00%
Within Second Year                         3.00%
Within Third Year                          2.00%
Within Fourth Year                         1.00%
Within Fifth Year                          0.00%
Within Sixth Year                          0.00%

Class B shares will automatically convert to Class A shares six years after the date on which they were purchased and thereafter will no longer be subject to the higher distribution fee applicable to such Class B shares, but will be subject to the .25% distribution fee applicable with respect to Class A shares.

In determining the applicability and rate of any CDSC to a redemption of shares of a Fund, the Distributor will assume that a redemption is made first of shares representing reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. This assumption will result in the CDSC, if any, being imposed at the lowest possible rate.

The Trust will waive the CDSC on redemptions of shares of the Funds upon the death or disability of a shareholder if the redemption is made within one year of death or disability of a shareholder. The CDSC would be waived when the decedent or disabled person is either an individual shareholder or, in the case of death, owns the shares with his or her spouse as a joint tenant with right of survivorship, and when the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC would apply to a total or partial redemption but only to redemptions of shares held at the time of the death or initial determination of disability. The Trust will also waive the CDSC on redemptions of shares of the Funds effected pursuant to a systematic withdrawal plan (see "Systematic Withdrawal Plan" below), if the redemptions do not exceed 10% of the value of a shareholder's account on an annual basis. Redemptions in excess of this amount will be charged an applicable CDSC.

Shares of a Fund may be redeemed in the following ways:

REDEMPTIONS THROUGH AN AUTHORIZED FIRM

An investor whose shares are purchased with the assistance of a Sales Representative may redeem all or part of his or her shares in accordance with instructions pertaining to such accounts. If such investor is also the shareholder of record of those accounts on the books of State Street, he or she may redeem shares pursuant to the methods described below. Such an investor using the redemption by mail or wire methods, must arrange with the Authorized Firm for delivery of the required forms to State Street. It is the responsibility of the Authorized Firm to transmit the redemption order (and credit its customers' account with the redemption proceeds, if applicable) on a timely basis.


REDEMPTION BY MAIL

Shares of a Fund may be redeemed by mail by making a written request for redemption that (1) states the Class (if applicable) and the number of shares or the specific dollar amount to be redeemed, (2) identifies the Fund or Funds from which the number or dollar amount is to be redeemed, (3) identifies the shareholder's account number and (4) is signed by each registered owner of the shares exactly as the shares are registered and sending the request to the Trust, at:


            GE Funds
            P.O. Box 8309
            Boston, MA 02266-8325

For overnight package delivery:
            GE Funds
            c/o Boston Financial Data Services Inc.
            Two Heritage Drive
            Quincy, MA 02171

Signature guarantees arre required for all redemptions over $25,000. In addition, signature guarantees are required for requests to have redemption proceeds (1)mailed to an address other than the address of record, (2) paid to other than the shareholder, (3) wired to a bank other than the bank of record, or (4) mailed to an address that has been changed within 30 days of the redemption request. All signature guarantees must be guaranteed by a commercial bank, trust company, broker, dealer, credit union, national securities exchange or registered association, clearing agency or savings association. The Trust may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians or persons utilizing a power of attorney. A request for redemption will not be deemed to have been submitted until the Trust receives all documents typically required to assure the safety of a particular account. The Trust may waive the signature guarantee on a redemption of $25,000 or less if it is able to verify the signatures of all registered owners from its accounts.

REDEMPTION BY TELEPHONE

Shares of a Fund may be redeemed by telephone, unless the investor has declined this option on the applicable section of the account application form. Proceeds from a telephonic wire redemption request placed through a customer service representative will be transferred by wire to the shareholder's bank account (which has previously been identified in writing to the Trust). Proceeds from a telephonic check redemption request placed through the automated system will be sent by check to the shareholder's address of record. The minimum telephonic wire redemption request is $1,000; the minimum telephonic check redemption request is $500. If the account is registered jointly in the name of more than one shareholder, only one shareholder will be required to authorize redemption of shares by telephone, and the Trust will be entitled to act upon telephonic instructions of any shareholder of a joint account. Wire transfers will be made directly to the account specified by the shareholder if that bank is a member of the Federal Reserve System or to a correspondent bank if the bank holding the account is not a member. Although the Trust imposes no fees on wire transfers, fees normally wil be imposed by the bank and will be the responsibility of the shareholder. Redemptions of shares of a Fund by a Qualified Plan may not be effected by telephone.

Telephonic redemption requests should be made by calling the applicable toll free number listed on the back cover page of the Prospectus. Confirmation of telephonic redemptions will be sent within seven days of the date of redemption but will normally be sent in less time. Wire transfer of funds will be made within two business days following the telephonic request. Dividends will be earned through and including the date of receipt of the redemption request.

Telephone redemption requests may be difficult to implement in times of drastic economic or market changes. In the event shareholders of the Funds are unable to contact the Trust by telephone, shareholders should write to the Trust at:

            GE Funds
            P.O. Box 8309
            Boston, MA 02266-8325

For overnight package delivery:
            GE Funds
            c/o Boston Financial Data Services Inc.
            Two Heritage Drive
            Quincy, MA 02171

By making a telephonic redemption request, a shareholder authorizes the Trust to act on the telephonic redemption instructions by any person representing himself or herself to be the shareholder and believed by the Trust to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and the Trust's records of such instructions will be binding. If the procedures, which include the use of a personal identification number ("PIN") system and the provision of written confirmation of transactions effected by telephone, were not employed by the Trust, the Trust could be subject to liability for any loss resulting from unauthorized or fraudulent instructions. As a result of compliance with this policy, if the Trust follows the procedures outlined above and has a good faith belief that the instructions it received were genuine, the shareholder will bear the risk of loss in the event of a fraudulent redemption transaction.

SYSTEMATIC WITHDRAWAL PLAN

The Trust's Systematic Withdrawal Plan permits investors in a Fund to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if they have a $5,000 minimum account in a Class of a Participant Fund or in the Money Market Fund. The maximum amount which may be withdrawn under the Systematic Withdrawal Plan is 10% of the value of a


Shareholder's account on an annual basis. An application for the Systematic Withdrawal Plan can be obtained from the Trust. The Systematic Withdrawal Plan may be terminated at any time by the investor or the Trust.

INVOLUNTARY REDEMPTIONS

An account of a shareholder of a Fund with respect to a Class of shares (if applicable) that is reduced by redemptions, and not by reason of market fluctuations or by payroll deductions, to a value of $500 or less (or $100 in the case of the Money Market Fund) may be redeemed by the Trust, but only after the shareholder has been given notice of at least 30 days in which to increase the balance in the account to more than $500. Proceeds of such a redemption will be mailed to the shareholder.

DISTRIBUTIONS IN KIND

If the Trust's Board of Trustees determines that it would be detrimental to the best interests of a Fund's shareholders to make a redemption payment wholly in cash, the Trust may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by GEIM to be readily marketable. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

CHECKWRITING PRIVILEGES

A shareholder of the Money Market Fund may request in an application form or by letter sent to the Trust that he or she would like checkwriting privileges, which are provided at no cost to the shareholder. The Trust will provide redemption checks ("Checks") drawn on the shareholder's account. Checks will be sent only to the shareholder of the account and only to the address of record. The application or written request must be manually signed by the shareholder. Checks may be made payable to the order of any person in an amount of $100 or more. Dividends are earned until the Check clears. When a Check is presented to State Street for payment, State Street, as agent, will cause the Money Market Fund to redeem a sufficient number of shares in the shareholder's account to cover the amount of the Check. After clearance, the Check will be returned to the shareholder. Shareholders generally will be subject to the same rules and regulations that State Street applies to checking accounts. Unless otherwise specified in writing to the Trust, only the signature of one shareholder of a joint account is required on Checks.

Checks may not be written to redeem shares purchased by check until the earlier of (1) the date that good funds are credited to State Street by its correspondent bank or (2) 15 days from the date of receipt of the check utilized to purchase shares. If the amount of the Check is greater than the value of the shares in a shareholder's account, the Check will be returned marked "insufficient funds." Checks should not be used to close an account. Checks written on amounts subject to the hold described above will be returned marked "uncollected." If the Check does not clear, the shareholder will be responsible for any loss that the Money Market Fund or State Street incurs.

The Trust may modify or terminate the checkwriting privilege at any time on 30 days' notice to participating shareholders. The checkwriting privilege is subject to State Street's rules and regulations and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to Checks drawn on State Street must be given to State Street. Stop payment instructions may be given by calling the applicable toll free number listed on the back cover of the Prospectus.

EXCHANGE PRIVILEGE

Under an exchange privilege offered by the Trust, shares of each Class of a Participant Fund may be exchanged for shares of the same Class of any other Participant Fund at their respective net asset values. A holder of Existing Shares of the Money Market Fund (other than an Institutional Investor or a Class D eligible retirement plan) can exchange those Money Market Fund shares for Class C shares of a Participant Fund. An Institutional Investor (other than a Class D eligible retirement plan) can exchange shares of the Money Market Fund for Class D shares of a Participant Fund. A Class D eligible retirement plan can exchange shares of the Money Market Fund for Class A or Class D shares of a Participant Fund, as selected by the plan sponsor, depending upon whether the plan sponsor desires the additional services provided to Class A shareholders. All other Money Market Fund shareholders will be given the choice of receiving either Class A or Class B shares of a Participant Fund upon the completion of an exchange. The privilege is available to shareholders residing in any state in which shares of the Fund being acquired may legally be sold. An exchange of shares is treated for Federal income tax purposes as a redemption (that is, a sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. An exchange of shares may be made by calling or by writing the Trust. The Trust may, upon 60 days prior written notice to the shareholders of a Fund, materially modify or terminate the exchange privilege with respect to the Fund or impose a charge of up to $5 for exchanges of shares of the Fund.
Shareholders who exchange their Class A or Class B shares for Money Market Fund shares will be subject to the CDSC applicable to Class A or Class B shares at the time the shareholder redeems such Money Market Fund shares. Upon an exchange of Class A or Class B shares for Class A or Class B shares (as applicable) of another Participant Fund, the new Class A or Class B shares will be deemed to have been purchased on the same date as the Class A or Class B shares of the Participant Fund which have been exchanged for CDSC calculation purposes. However, a shareholder who exchanges his Class B shares for shares of the Money Market Fund and then exchanges those Money Market Fund shares for Class B shares will be subject to having the period of time in which his shares were invested in the Money Market Fund tolled when computing the applicable CDSC. Likewise, shareholders who exchange their Class B shares of a Participant Fund with Class B shares of another Participant Fund will be subject to the CDSC of the original Fund at the time of redemption from the second Fund.


Class Ashares of the Participant Funds are available without a sales charge through exchanges between Class A shares and shares of funds which were sold by Authorized Firms and were subject to a sales charge. GEIM or its affiliates may compensate selling dealers for their efforts in effecting these exchanges at no additional cost to investors.

Shareholders of Investors Trust, a family of mutual funds distributed by GNA Distributors, Inc., an affiliate of GEIM, who exchange into the Money Market Fund will not be able to exchange from GE Money Market Fund into any other Fund and will be charged the CDSC applicable to the Class B shares of the applicable Investors Trust fund upon redemption from the Money Market Fund, unless the shares are exchanged into shares of another Investors Trust fund. Shares of the Funds purchased through a nondiscretionary investment advisory program made available by a registered investment adviser or bank may only be exchanged for shares of another Fund which has been specified under the program.

Shareholders exercising the exchange privilege should review the prospectus disclosure for the Fund they are considering investing in carefully prior to making an exchange.

NET ASSET VALUE

Each Class' net asset value per share, as well as the Money Market Fund's net asset value per share, is calculated on each day, Monday through Friday, except on days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Each Class' net asset value per share and the Money Market Fund's net asset value per share are determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time). Net asset value per share of a Class is computed by dividing the value of the Participant Fund's net assets attributable to that Class by the total number of shares outstanding of that Class and the net asset value per share of the Money Market Fund is computed by dividing the value of the Money Market Fund's net assets by the total number of its shares outstanding. In general, a Fund's investments will be valued at market value or, in the absence of market value, at fair value as determined by or under the direction of the Trust's Board of Trustees.
 The Trust will seek to maintain the Money Market Fund's net asset value at $1.00 per share for purposes of purchases and redemptions, although no assurance can be given that the Trust will be able to do so on a continuous basis.

Securities that are primarily traded on a foreign exchange generally will be valued for purposes of calculating a Fund's net asset value at the preceding closing value of the securities on the exchange, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a domestic or foreign securities exchange will be valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price. An option that is written or purchased by a Fund generally will be valued at the mean between the last asked and bid prices. The value of a futures contract will be equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determina tion of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

All assets and liabilities of a Fund initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees. In carrying out the Board's valuation policies, GEIM may consult with an independent pricing service or services, retained by the Trust. Further information regarding the Trust's valuation policies is contained in the Statement of Additional Information.
All portfolio securities held by the Money Market Fund, and any short-term investments of the other Funds that mature in 60 days or less, will be valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Trust's Board of Trustees determines that amortized cost is fair value.



DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Net investment income (that is, income other than long- and short-term capital gains) and net realized long- and short-term capital gains are determined separately for each Fund. Dividends of a Participant Fund or the Money Market Fund which are derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested in additional shares of the same Class of the Participant Fund or the Money Market Fund, respectively, and deposited in the shareholder's account, unless the sharehold er instructs the Trust, in writing, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder, the Fund may terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. Dividends attributable to the Tax-Exempt Fund, the Income Fund, the Government Fund and the Money Market
Fund are declared daily and paid monthly. Dividends attributable to the net investment income of the U.S. Equity Fund, the Global Fund, the International Fund and the Strategic Fund are declared and paid annually. If a shareholder redeems all of his shares of the Tax-Exempt Fund, the Income Fund, the Government Fund or the Money Market Fund at any time during a month, all dividends to which the shareholder is entitled will be paid to the shareholder along with the proceeds of his redemption. Written confirmations relating to the automatic reinvestment of daily dividends will be sent to shareholders within five days following the end of each quarter for the Tax-Exempt Fund, the Income Fund and the Government Fund, and within five days following the end of each month for the Money Market Fund. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made annually. These dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All expenses of the Tax-Exempt Fund, the Income Fund, the Government Fund and the Money Market Fund are accrued daily and deducted before declaration of dividends to shareholders. Earnings of the Tax-Exempt Fund, the Income Fund, the Government Fund and the Money Market Fund for Saturdays, Sundays and holidays will be declared as dividends on the business day immediately preceding the Saturday, Sunday or holiday. As a result of the different service, distribution and transfer agency fees applicable to the Classes, the per share dividends and distributions on Class D shares will be higher than those on Class C shares, which in turn will be higher than those on Class A shares, which in turn will be higher than those on Class B shares. See "Fee Table" and "Purchase of Shares - The Multiple Distribution System."

Each Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of the Fund's shareholders, the Trust will declare and pay dividends of the Fund's net investment income and distributions of the Fund's net capital gains more frequently than stated above.

TAXES

Each Fund is treated as a separate entity for Federal income tax purposes. As a result, the amounts of net investment income and net realized capital gains subject to tax are determined separately for each Fund (rather than on a Trust-wide basis).

The Trust intends that each Fund qualify each year as a regulated investment company under the Code. Dividends paid from a Fund's net investment income and distributions of a Fund's net realized short-term capital gains will be taxable to shareholders (other than Qualified Plans and other tax-exempt investors) as ordinary income, regardless of how long shareholders have held their shares of the Fund and whether the dividends or distributions are received in cash or reinvested in additional shares of the Fund. Distributions of a Fund's net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long shareholders have held their shares of the Fund and whether the distributions are received in cash or are reinvested in additional shares of the Fund. In addition, as a general rule, a shareholder's gain or loss on a sale or redemption of shares of a Fund will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less.

Dividends and distributions paid by the Tax-Exempt Fund, the Income Fund, the Government Fund and the Money Market Fund, and distributions of capital gains paid by all the Funds, will not qualify for the Federal dividends-received deduction for corporations. Dividends paid by the U.S. Equity Fund, the Global Fund and the Strategic Fund, to the extent derived from dividends attributable to certain types of stock issued by U.S. corporations, will qualify for the dividends-received deduction for corporations. Some states, if certain asset and diversification requirements are satisfied, permit shareholders to treat their portions of a Fund's dividends that are attributable to interest on U.S. Treasury securities and certain Government Securities as income that is exempt from state and local income taxes. Dividends attributable to repurchase agreement earnings are, as a general rule, subject to state and local taxation.

Dividends paid by the Tax-Exempt Fund that are derived from interest earned on qualifying tax-exempt obligations are expected to be "exempt-interest" dividends that shareholders may exclude from their gross income for Federal income tax purposes if the Fund satisfies certain asset percentage requirements. To the extent that the Tax-Exempt Fund invests in bonds, the interest on which is a specific tax preference item for Federal income tax purposes ("AMT-Subject Bonds"), any exempt-interest dividends derived from interest on AMT-Subject Bonds will be a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. All exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum income tax, and corporate shareholders may incur a larger Federal environmental tax liability through the receipt of dividends and distributions from the Tax-Exempt Fund.

Net investment income or capital gains earned by the Funds investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Trust intends that the Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable. In addition, if a Fund qualifies as a regulated investment company under the Code, if certain distribution requirements are satisfied, and if more than 50% of the value of the Fund's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Trust may elect, for U.S. Federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The
Trust anticipates that the Global Fund and the International Fund will seek to qualify for and make this election in most, but not necessarily all, of its taxable years. If the Trust were to make an election with respect to a Fund, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, the Trust will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Shareholders will also receive, as appropriate, various written notices after the close of their Fund's taxable year regarding the tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year, including the amount of dividends that represents interest derived from Government Securities. Shareh olders should consult with their own tax advisors with specific reference to their own tax situations.

CUSTODIAN AND TRANSFER AGENT

State Street, located at 225 Franklin Street, Boston, Massachusetts 02101, serves as the Trust's custodian and transfer agent, and is responsible for receiving acceptance orders for the purchase of shares and processing redemption requests.

DISTRIBUTOR

GE Investment Services Inc., located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut, 06904-7900, serves as distributor of the Funds' shares. The Distributor, a wholly-owned subsidiary of GEIM, also serves as Distributor for the Elfun Funds. GEIM or its affiliates, at their own expense, may allocate portions of their revenues or other resources to assist the Distributor in distributing shares of the Funds, by providing additional promotional incentives to dealers. In some instances, these incentives may be limited to certain dealers who have sold or may sell significant numbers of shares of the Funds. The Distributor routinely offers dealers in Fund shares the opportunity to participate in contests for which prizes include tickets to theater and sporting events, dining, travel to meetings and conferences held in locations remote from their offices and other items.

THE FUNDS' PERFORMANCE

Certain information about the Funds' performance is set out below. Further information about the performance of the Funds is contained in the Trust's Annual Report to shareholders which may be obtained upon request without charge.


YIELD

The Trust may, from time to time, include the yield and effective yield of the Money Market Fund in advertisements or reports to shareholders or prospective investors. Current yield for the Money Market Fund will be based upon income received by a hypothetical investment in a given seven-day period (which period will be stated in the advertisement), and then "annualized" (that is, assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment).
"Effective yield" for the Money Market Fund will be calculated in a manner similar to that used to calculate yield, but will reflect the compounding effect of earnings on reinvested dividends. The seven-day current yield and effective seven-day yield as of September 30, 1995 were 5.30% and 5.50% respectively. Had GEIM not absorbed a portion of the Money Market Fund's expenses, the Fund's seven-day yield and effective seven-day yield as of September 30, 1995 would have been 4.90% and 5.00% respectively.

The Trust may, from time to time, advertise a 30-day "yield" for each Class of a Participant Fund and an "equivalent taxable yield" for each Class of the Tax-Exempt Fund. The yield of a Fund refers to the income generated by an investment in a Class over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by a Class during the period by the net asset value per share for that Class on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the Fund's net asset value. The 30-day yield for the period ended September 30, 1995 for Class A, Class B, Class C and Class D shares, respectively, of the Tax-Exempt Fund, the Government Fund and the Income Fund was 4.36%, 4.05%, 4.80%, 5.05%; 5.25%, 5.06%, 5.63%, 5.88%; and 5.89%, 5.49%,
6.25%, 6.54%, respectively. Had GEIM not absorbed a portion of the Tax-Exempt Fund's, the Government Fund's and the Income Fund's expenses, the Tax-Exempt Fund's, the Government Fund's and the Income Fund's 30-day yield for the period ended September 30, 1995 for Class A, Class B, Class C and Class D shares, respectively, would have been 4.20%, 3.89%, 4.77%, 4.98%; 5.08%, 4.89%, 5.52%, 5.83%; and 5.88%, 5.33%, 6.24%, 6.38%.

EQUIVALENT TAXABLE YIELD

The equivalent taxable yield of the Tax-Exempt Fund demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield. Equivalent taxable yield is calculated by increasing the yield shown for the particular Class of the Tax-Exempt Fund, calculated as described above, to the extent necessary to reflect the payment of specified tax rates. Thus, the equivalent taxable yield of a Class of the Tax-Exempt Fund will always exceed the Class' yield. Assuming an effective tax rate of 39.6%, for the

30-day period ended September 30, 1995, the equivalent taxable yield of the Tax-Exempt Fund for Class A, Class B, Class C and Class D shares, respectively, was 6.92%, 6.43%, 7.62% and 8.01%. Had GEIM not absorbed a portion of the Tax-Exempt Fund's expenses, assuming an effective tax rate of 39.6%, the equivalent taxable yield of the Tax-Exempt Fund for the 30-day period ended September 30, 1995 for Class A, Class B, Class C and Class D shares, respectively, would have been 6.88%, 6.39%, 7.58% and 7.97%.

The table below shows individual taxpayers how to translate the tax savings from investments such as the Tax-Exempt Fund into an equivalent return from a taxable investment. The yields used below are for illustration only and are not intended to represent current or future yields for the Tax-Exempt Fund, which may be higher or lower than those shown.

                  FEDERAL TAXABLE EQUIVALENT YIELD TABLE -- 1995 RATES



                         Federal        Federal          Marginal            4.00%
         Taxpayer        Taxable            Tax          Federal
Year       Status         Income        Bracket            Rate
____________________________________________________________________________________

1995      MARRIED       $0-39,000        15.00%           15.00%             4.71%
                     $39,001-94,250      28.00%           28.00%             5.56%
                    $94,251-114,700      31.00%           31.00%             5.80%
                   $114,701-143,600      31.00%           31.93%             5.88%
                   $143,601-256,500      36.00%           37.08%             6.36%
                      OVER $256,500      39.60%           40.79%             6.76%

1995       SINGLE         $0-23,350      15.00%           15.00%             4.71%
                     $23,351-56,550      28.00%           28.00%             5.56%
                    $56,551-114,700      31.00%           31.00%             5.80%
                   $114,701-117,950      31.00%           31.93%             5.88%
                   $117,951-256,500      36.00%           37.08%             6.36%
                      OVER $256,500      39.60%           40.79%             6.76%


                                                Tax-Free Yield

                                  4.50%       5.00%       5.50%       6.00%
           Taxpayer
Year         Status                       Taxable Equivalent Yield
_____________________________________________________________________________

1995        MARRIED               5.29%       5.88%       6.47%       7.06%
                                  6.25%       6.94%       7.64%       8.33%
                                  6.52%       7.25%       7.97%       8.70%
                                  6.61%       7.35%       8.08%       8.81%
                                  7.15%       7.95%       8.74%       9.54%
                                  7.60%       8.44%       9.29%      10.13%

            SINGLE                5.29%       5.88%       6.47%       7.06%
                                  6.25%       6.94%       7.64%       8.33%
                                  6.52%       7.25%       7.97%       8.70%
                                  6.61%       7.35%       8.08%       8.81%
                                  7.15%       7.95%       8.74%       9.54%
                                  7.60%       8.44%       9.29%       10.13%


                                                Tax-Free Yield

                                  6.50%       7.00%       7.50%       8.00%
           Taxpayer
Year         Status                       Taxable Equivalent Yield
_____________________________________________________________________________

1995       MARRIED                7.65%        8.24%        8.82%        9.41%
                                  9.03%        9.72%       10.42%       11.11%
                                  9.42%       10.14%       10.87%       11.59%
                                  9.55%       10.28%       11.02%       11.75%
                                 10.33%       11.13%       11.92%       12.71%
                                 10.98%       11.82%       12.67%       13.51%


          SINGLE                  7.65%        8.24%        8.82%        9.41%
                                  9.03%        9.72%       10.42%       11.11%
                                  9.42%       10.14%       10.87%       11.59%
                                  9.55%       10.28%       11.02%       11.75%
                                 10.33%       11.13%       11.92%       12.71%
                                 10.98%       11.82%       12.67%       13.51%

NOTE:  THIS TABLE REFLECTS THE FOLLOWING:
1. THE ABOVE IS A FEDERAL TAXABLE EQUIVALENT YIELD TABLE ONLY. THE EFFECT OF STATE INCOME TAX RATES HAS NOT BEEN FACTORED INTO THE
TAXABLE
EQUIVALENT YIELD CALCULATION.

2. TAXABLE INCOME EQUALS ADJUSTED GROSS INCOME LESS PERSONAL
EXEMPTIONS OF
$2,500 LESS THE STANDARD DEDUCTION OF $6,550 ON A JOINT  RETURN OR
TOTAL
ITEMIZED DEDUCTIONS, WHICHEVER IS GREATER.  HOWEVER,  UNDER THE
PROVISIONS OF
THE OMNIBUS BUDGET RECONCILIATION ACT OF 1990,  ITEMIZED DEDUCTIONS
ARE REDUCED
BY 3% OF THE AMOUNT OF A TAXPAYER'S AGI  OVER $114,700.  THIS IS
REFLECTED IN
THE BRACKETS ABOVE BY HIGHER  EFFECTIVE FEDERAL TAX RATES.
FURTHERMORE,
PERSONAL EXEMPTIONS ARE PHASED  OUT FOR THE AMOUNT OF A TAXPAYER'S
AGI OVER
$114,700 FOR SINGLE TAXPAYERS  AND $173,050 FOR MARRIED TAXPAYERS
FILING
JOINTLY.  THIS LATTER PROVISION  IS NOT INCORPORATED INTO THE ABOVE
BRACKETS.
3. THIS TABLE REFLECTS THE TAX RATE INCREASE EFFECTIVE FOR TAX YEARS BEGINNING AFTER DECEMBER 31, 1992 ENACTED AS PART OF THE OMNIBUS
BUDGET
RECONCILIATION ACT OF 1993.  THE TAX INCREASES INCLUDED A RATE OF 36%
ON
TAXABLE INCOME OF SINGLE TAXPAYERS OVER $115,000 AND MARRIED
TAXPAYERS  OVER
$143,600, AS WELL AS A 10% SURTAX IMPOSED ON ALL TAXPAYERS' TAXABLE
INCOME
OVER $250,000 (EXCEPT MARRIED FILING SEPARATELY).  THIS IS  REPRESENTED
BY AN
ADDITIONAL TAX BRACKET AT A RATE OF 39.6%.

4. NEW HIGHER FEDERAL ALTERNATIVE MINIMUM TAX RATES OF 26% AND 28%
ON BRACKETS
OF ALTERNATIVE MINIMUM TAXABLE INCOME ARE IMPOSED ON  INDIVIDUALS.
THIS
PROVISION IS NOT INCORPORATED INTO THE TABLE.

TOTAL RETURN

From time to time, the Trust may advertise an "average annual total return" over various periods of time for each Class of a Participant Fund. This total return figure shows an average percentage change in value of an investment in the Class from the beginning date of the measuring period to the ending date of the period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the same Class. Figures will be given for recent one-, five- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of a Fund's operations, or on a year-by-year basis). When considering average annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Trust may use "aggregate total return" figures for various periods, representing the cumulative change in value of an investment in a Class of a Participant Fund, for the specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions).
 Aggregate total return will, in each case, be calculated with the effect of the sales charge to which Class A shares of a Participant Fund are subject and with the effect of any applicable CDSC for Class B shares, and may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). Aggregate total return may, in addition to the above method (but never independent of the above method), be calculated without the effect of the sales charge to which Class A shares of a Participant Fund are subject and without the effect of any applicable CDSC for Class B shares. Because of the differences in sales charges and distribution fees, the total returns for each of the Classes will differ. Reflecting compounding over a longer period of time, aggregate total return data generally will be higher than average annual total return data, which reflects compounding of return. Certain of the Participant Funds' total returns for the period ended September 30, 1995 were as follows:


                          TOTAL RATES OF RETURN(A)

                                   Period from Inception to September 30, 1995
                             ______________________________________________________

                                  Class A (b)                       Class B (c)
                              _________________                 _________________

                            Reflects      Exclusive          Reflects      Exclusive
                             Sales        of Sales            Sales        of Sales
  Fund                      Charge         Charge            Charge         Charge
 _____                     _______        ________          ________       ________

U.S. Equity Fund            10.70%          13.82%            12.26%         13.84%
Global Fund                  2.94%           5.86%             5.36%          6.98%
International Fund           0.68%           3.83%             1.41%          3.28%
Strategic Fund               7.19%          10.20%             8.21%          9.82%
Tax-Exempt Fund              -.76%           1.75%             -.05%          1.56%
Income Fund                  2.50%           5.10%             2.97%          4.59%
Government Fund              3.25%           4.93%             2.66%          4.51%


                                   Period from Inception to September 30, 1995
                             ______________________________________________________



 Fund                     Class C (d)        Class D (e)
 _____                    ___________       ____________
U.S. Equity Fund              14.18%             14.53%
Global Fund                   13.86%             10.99%
International Fund             4.06%              4.37%
Strategic Fund                10.52%             10.92%
Tax-Exempt Fund                3.84%              3.49%
Income Fund                    5.59%              5.55%
Government Fund                5.18%              5.40%





                                  Year ended September 30, 1995
                       ___________________________________________________


                                    Class A                         Class B
                              _________________                 _________________

                            Reflects      Exclusive          Reflects      Exclusive
                             Sales        of Sales            Sales        of Sales
  Fund                      Charge         Charge            Charge         Charge
 _____                     _______        ________          ________       ________

U.S. Equity Fund            20.54%          26.52%            21.92%         25.92%
Global Fund                  2.09%           7.16%             2.62%          6.62%
International Fund           -.13%           4.87%             -.33%          4.33%
Strategic Fund              14.44%          20.12%            15.53%         19.53%
Tax-Exempt Fund              4.35%           8.96%             5.51%          8.51%
Income Fund                  7.70%          12.48%             8.98%         11.89%
Government Fund              4.79%           7.48%             4.01%          7.01%



                 Year ended September 30, 1995

Fund                 Class C         Class D
_____                _______        _______
U.S. Equity Fund      26.86%         27.14%
Global Fund            7.47%          7.76%
International Fund     5.16%          5.45%
Strategic Fund        20.35%         20.70%
Tax-Exempt Fund        9.23%          9.59%
Income Fund           12.81%         13.10%
Government Fund        7.74%          7.92%



  (a) GEIM has agreed to waive or limit certain expenses as described on page 5 (footnote 3). GEIM may decide to terminate this agreement in the future. In the absence of these waivers or expense limits, the returns would have been reduced for all classes of each Fund by the following amounts for all the periods depicted ended September 30, 1995: 0% to 2.5% for the U.S. Equity Fund, 0% to 1.5% for the Global Fund, 0% to 1.5% for the International Fund, 0% to 2.2% for the Strategic Fund, 0% to 2.1% for the Tax-Exempt Fund, 0% to 2.2% for the Income Fund and 0% to 2.3% for the Government Fund.

  (b)For the period from January 1, 1994 (commencement of operations) to September 30, 1995 with respect to the U.S. Equity Fund, the Global Fund, the Strategic Fund, the Tax-Exempt Fund and the Income Fund and for the period from March 2, 1994 (commencement of operations) to September 30, 1995 with respect to the International Fund and the Government Fund.

  (c)For the period from December 22, 1993 (commencement of operations) to September 30, 1995 with respect to the U.S. Equity Fund, the Global Fund, the Strategic Fund, the Tax-Exempt Fund and the Income Fund and for the period from March 2, 1994 (commencement of operations) to September 30, 1995 with respect to the International Fund and the Government Fund.


  (d)For the period from February 22, 1993 (commencement of operations) to September 30, 1995 with respect to the U.S. Equity Fund, the Global Fund, the Strategic Fund and the Income Fund, for the period from February 26, 1993 (commencement of operations) to September 30, 1995 with respect to the Tax-Exempt Fund and for the period from March 2, 1994 (commencement of operations) to September 30, 1995 with respect to the International Fund and the Government Fund.

  (e)For the period from November 29, 1993 (commencement of operations) to September 30, 1995 with respect to the U.S. Equity Fund, the Global Fund, the Strategic Fund, the Tax-Exempt Fund and the Income Fund and for the period from March 2, 1994 (commencement of operations) to September 30, 1995 with respect to the International Fund and the Government Fund.

The Trust may, in addition to quoting a Class' average annual and aggregate total returns, advertise the actual annual and annualized total return performance data for various periods of time. Actual annual and annualized total returns may be calculated either with or without the effect of the sales charge to which Class A shares are subject and with or without the effect of any applicable CDSC for Class B shares, and may be shown by means of schedules, charts or graphs. Actual annual or annualized total return data generally will be lower than average annual total return data, which reflects compounding of return.

Yield and total return figures are based on historical earnings and are thus not intended to indicate future performances. The Statement of Additional Information describes the method used to determine a Fund's yield and total return.

COMPARATIVE PERFORMANCE INFORMATION

In reports or other communications to shareholders of a Fund or in advertising materials, the Trust may compare the Fund's performance with (1) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, (2) various unmanaged indexes, including the Russell Index, S&P Index, and the Dow Jones Industrial Average or (3) other appropriate indexes of investment securities or with data developed by GEIM derived from those indexes. The performance information may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S
PERSONAL
FINANCE, MONEY, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK
TIMES, THE WALL
STREET JOURNAL and USA TODAY. These ranking services or publications may compare a Fund's performance to, or rank it within, a universe of mutual funds with investment objectives and policies similar, but not necessarily identical to, the Fund's. Such comparisons or rankings are made on the basis of several factors, including objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

FURTHER INFORMATION: CERTAIN INVESTMENT TECHNIQUES AND STRATEGIES
The Funds may engage in a number of investment techniques and strategies, including those described below. No Fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. In addition, no assurance can be given that the use of any practice will have its intended result or that the use of any practice is, or will be, available to any Fund.

STRATEGIES AVAILABLE TO ALL FUNDS

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices or yields deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.
 Cash, Government Securities or other liquid, high-grade debt obligations in an amount equal to the amount of each Fund's when-issued or delayed-delivery purchase commitments will be segregated with the Trust's custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment. Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Fund's net asset value.

LENDING PORTFOLIO SECURITIES. Each Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of a Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing a Fund's loans of securities are segregated and maintained at all times with the Trust's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially. Income derived by the Tax-Exempt Fund on any loan of its portfolio securities will not be exempt from Federal income taxation.


RULE 144A SECURITIES. Each of the Funds may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to a Fund's limitation on the purchase of illiquid securities, unless the Trust's Board of Trustees determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. A Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The Board of Trustees has established standards and procedures for determining the liquidity of a Rule 144A Security and monitors GEIM's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and GEIM cannot predict how this market will develop.

STRATEGIES AVAILABLE TO SOME BUT NOT ALL FUNDS

DEPOSITARY RECEIPTS. The U.S. Equity Fund, the Global Fund, the International Fund and the Strategic Fund may each invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), which are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer, and European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The U.S. Equity Fund, the Global Fund, the International Fund and the Strategic Fund may each invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

SUPRANATIONAL AGENCIES. The Income Fund, the Strategic Fund and the Money Market Fund may each invest up to 10% of its assets in securities of supra-national agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activi-ties; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Securities of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

INVESTMENTS IN OTHER INVESTMENT FUNDS. The Global Fund, the International Fund, the Income Fund, the Government Fund and the Strategic Fund may each invest in investment funds that invest principally in securities in which the Fund is authorized to invest. Under the 1940 Act, a Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of a Fund's total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the securities of any investment company. To the extent a Fund invests in other investment companies, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

MUNICIPAL LEASES. Among the Municipal Obligations in which the Tax-Exempt Fund and the Strategic Fund may invest are municipal leases, which may take the form of a lease or an installment purchase or conditional sales contract to acquire a wide variety of equipment and facilities. Interest payments on qualifying municipal leases are exempt from Federal income taxes and state income taxes within the state of issuance. A Fund may invest in municipal leases containing "non-appropriation" clauses that provide that the government al issuer has no obligation to make future payments under the lease or contract, unless money is appropriated for the purpose by the appropriate legislative body on a yearly or other periodic basis.

Municipal leases that a Fund may acquire will be both rated and unrated. Rated leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. Risks and special considerations applicable to certain investment grade obligations are described above under "Risk Factors and Special Considerations - Certain Investment Grade Obligations." A Fund may acquire unrated issues that GEIM deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be cancelled will be subject to oversight and approval by the Trust's Board of Trustees.

Municipal leases held by a Fund will be considered illiquid securities unless the Trust's Board of Trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by GEIM to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if GEIM determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal leases in which a Fund may invest have special risks not normally associated with Municipal Obligations. Municipal leases represent a type of financing that has not yet developed the depth of marketability generally associated with other Municipal Obligations. Moreover, although a municipal lease will be secured by financed equipment or facilities, the disposition of the equipment or facilities in the event of foreclosure might prove difficult.

To limit the risks associated with municipal leases, a Fund will invest no more than 5% of its total assets in those leases. In addition, a Fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

FLOATING AND VARIABLE RATE INSTRUMENTS. The Strategic Fund, the Income Fund, the Government Fund and the Money Market Fund may each invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

The Tax-Exempt Fund and the Strategic Fund may purchase floating and variable rate demand bonds and notes, which are Municipal Obligations ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and fre-quently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable note demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund's right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by GEIM for the purchase of Municipal Obligations. GEIM, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio.

PARTICIPATION INTERESTS. The Tax-Exempt Fund and the Strategic Fund may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Trust's Board of Trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation intere st in the Municipal Obligation, plus accrued interest. The Trust intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.

ZERO COUPON OBLIGATIONS. The Strategic Fund, the Income Fund and the Government Fund may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of the Strategic Fund, the Income Fund and the Government Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent the Strategic Fund, the Income Fund and the Government Fund are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by the Strategic Fund, the Income Fund or the Government Fund to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.
The Tax-Exempt Fund, the Government Fund and the Strategic Fund may each invest up to 10% of its assets in zero coupon Municipal Obligations. Zero coupon Municipal Obligations are generally divided into two categories: "Pure Zero Obligations," which are those that pay no interest for their entire life and "Zero/Fixed Obligations," which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation's having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon Municipal Obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the Municipal Obligation's life or payment deferral period.

MUNICIPAL OBLIGATION COMPONENTS. The Tax-Exempt Fund and the Strategic Fund may each invest in Municipal Obligations the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and decrease as the Auction Component's rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

CUSTODIAL RECEIPTS. The Tax-Exempt Fund and the Strategic Fund may each acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Municipal Obligations described above. Although under the terms of a custodial receipt, a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

MORTGAGE RELATED SECURITIES. The mortgage related securities in which the Strategic Fund, the Income Fund and the Government Fund will invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in the Strategic Fund, the Income Fund or the Government Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Strategic Fund, the Income Fund and the Government Fund.
Because prepayments of principal generally occur when interest rates are declining, the Strategic Fund, the Income Fund and the Government Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund's yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Strategic Fund, the Income Fund or the Government Fund purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.
ARMs have interest rates that reset at periodic intervals, thereby allowing the Strategic Fund, the Income Fund and the Government Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Strategic Fund, the Income Fund or the Government Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. Neither the Strategic Fund, the Income Fund nor the Government Fund, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or "caps") for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, the Strategic Fund's, the Income Fund's and the Government Fund's net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of the Strategic Fund, the Income Fund or the Government Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Strategic Fund, the Income Fund and the Government Fund invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of GEIM, each ofthe Strategic Fund, the Income Fund and the Government Fund limit their investments in these securities, together with other illiquid instruments, to not more than 15% of the value of its net assets.

GOVERNMENT STRIPPED MORTGAGE RELATED SECURITIES.   The Strategic Fund, the
Income Fund and the Government Fund may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. The Strategic Fund, the Income Fund and the Government Fund will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when GEIM believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by the Strategic Fund, the Income Fund or the Government Fund.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in the Strategic Fund's, the Income Fund's or the Government Fund's not fully recovering its initial investment in an interest-only government stripped mortgage related security. Under current market conditions, the Strategic Fund, the Income Fund and the Government Fund expect that investments in government stripped mortgage related securities will consist primarily of interest-only securities. The sensitivity of an interest-only security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that the Strategic Fund, the Income Fund or the Government Fund will be able to effect a trade of a government stripped mortgage related security at a desired time.
 The Strategic Fund, the Income Fund and the Government Fund will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Trust's Board of Trustees, the Trust treats government stripped mortgage related securities as illiquid and will limit each of the Strategic Fund's, the Income Fund's and the Government Fund's investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. The Strategic Fund, the Income Fund and the Government Fund may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARssm") and interests in pools of credit card receivables. CARssm represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARssm are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARssm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Strategic Fund, the Income Fund or the Government Fund may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of Federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with the Strategic Fund's, the Income Fund's and the Government

Fund's investment objective and policies and subject to the review and approval of the Trust's Board of Trustees, the Strategic Fund, the Income Fund and the Government Fund may also invest in other types of asset-backed and receivable-backed securities.

MORTGAGE DOLLAR ROLLS. With respect to up to 25% of its total assets the Strategic Fund may, and with respect to up to 10% of their total assets each of the International Income Fund, the Income Fund and the Government Fund may, enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.
Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon GEIM's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each of the Strategic Fund, the International Fund, the Income Fund and the Government Fund propose to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

SHORT SALES AGAINST THE BOX. The Global Fund and the International Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Global Fund or the International Fund does not own, a short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses.


ADDITIONAL MATTERS

The Trust was formed as a business trust pursuant to a Declaration of Trust, as amended from time to time (the "Declaration"), under the laws of The Commonwealth of Massachusetts on August 10, 1992. The Declaration authorizes the Trust's Board of Trustees to create separate series, and within each series separate Classes, of an unlimited number of shares of beneficial interest, par value $.001 per share. The International Fund and the Government Fund were added as series of the Trust pursuant to an amendment to the Declaration on March 1, 1994. GE Mid-Cap Growth Fund and GE International Fixed Income Fund were added as series of the Trust on June 17, 1994, but are not presently being offered.
When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each Class represents an identical interest in a Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the sales arrangement; (3) the expenses allocable exclusively to each Class;
(4) voting rights on matters exclusively affecting a single Class; and (5) the exchange privilege of each Class. The Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any conflict exists and, if so, take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Trust's Board of Trustees.
When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of each Fund vote by individual Fund on all matters except (1) a matter affecting the interests of one or more of the Funds, in which case only shares of the affected Funds would be entitled to vote, (2) a matter affecting only the interests of one Class, in which case only shares of the affected Class would be entitled to vote, or (3) when the 1940 Act requires that shares of the Funds be voted in the aggregate. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

The Trust will send to each shareholder of each Fund a semiannual report and an audited annual report, each of which includes a list of the investment securities held by each Fund. Only one report each will be mailed to a single address at which more than one shareholder with the same last name had indicated mail is to be delivered. Shareholders may request additional copies of any report by calling the toll free numbers listed on the back cover page of the Prospectus or by writing to the Trust at the address set forth on the front cover page of the Prospectus.

                                GE FUNDS
                        * GE U.S. Equity Fund
                        * GE Global Equity Fund
                        * GE International Equity Fund
                        * GE Strategic Investment Fund
                        * GE Tax-Exempt Fund
                        * GE Fixed Income Fund
                        * GE Short-Term Government Fund
                        * GE Money Market Fund


      For information contact your investment professional or call the following toll free numbers:

         Class A and Class B investors - 1-800-746-4417
         Class C and Class D investors - 1-800-242-0134

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE
ANY
    REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR
IN THE
    STATEMENT OF ADDITIONAL INFORMATION INCORPORATED INTO THIS
PROSPECTUS BY
    REFERENCE IN CONNECTION WITH THE OFFERING OF SHARES OF GE FUNDS,
AND IF
    GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST
NOT BE
    RELIED UPON AS HAVING BEEN AUTHORIZED BY GE FUNDS.  THIS
PROSPECTUS DOES
    NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO
WHOM,
    AN OFFER MAY NOT LAWFULLY BE MADE.

GEF-PRO-1

                              GE FUNDS


                             FORM N-1A
                      CROSS REFERENCE SHEET

                  _____________________________

Part A
Item No.                                Prospectus Heading

1. Cover Page                                   Cover Page

2. Synopsis                            Expense Information

3. Condensed Financial
   Information                         Expense Information

4. General Description of
   Registration                   Cover Page; The Multiple
                                      Distribution System;
                                 Investment Objectives and
                                      Management Policies;
                                       Additional Matters;
                                      Further Information:
                                        Certain Investment
                                 Techniques and Strategies

5. Management of the Fund             Expense Information;
                                 Investment Objectives and
                                      Management Policies;
                                  Management of the Trust;
                                      Further Information:
                                        Certain Investment
                                 Techniques and Strategies

6.Capital Stock and Other
  Securities                                    Dividends;
                                         Distributions and
                                         Taxes; Additional
                                                   Matters


7. Purchase of Securities
   Being offered                      Purchase of Shares;
                                         Net Asset Value;
                                              Distributor

8. Redemption or Repurchase          Redemption of Shares

9. Legal Proceedings                      Not applicable

10. Cover Page                                Cover Page

11. Table of Contents                           Contents


Part B                           Heading in Statement of
Item No.                          Additional Information

12. General Information
    and History                   The Funds' Performance

13. Investment Objectives and
    Policies                       Investment Objectives
                                and Management Policies;
                                    Further Information:
                                      Certain Investment
                               Techniques and Strategies

14. Management of the Fund       Management of the Trust


15. Control Persons and Principal
    Holders of Securities        Principal Stockholders;
                                 Management of the Trust
                                        See Prospectus--
                                      Additional Matters

16. Investment Advisory and
    Other Services               Management of the Trust

17. Brokerage Allocation
    and Other Practices         Investment Restrictions;
                                 Management of the Trust

18. Capital Stock and Other
    Securities                      Redemption of Shares

19. Purchase, Redemption and Pricing
    of Securities Being Offered      Purchase of Shares;
                                   Redemption of Shares;
                                         Net Asset Value

20. Tax Status                  Dividends, Distributions
                                               and Taxes


21. Underwriters                          Not Applicable

22. Calculation of Performance
    Data                          The Funds' Performance

23. Financial Statements        Independent Accountants;
                                    Financial Statements

Part C

  Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

             STATEMENT OF ADDITIONAL INFORMATION

January 26, 1996


GE FUNDS
3003 Summer Street, Stamford, Connecticut 06905
For information, call (203) 326-4040


[] GE International Equity Fund    [] GE International Fixed Income Fund
[] GE Global Equity Fund           [] GE Tax-Exempt Fund
[] GE Mid-Cap Growth Fund          [] GE Fixed Income Fund
[] GE U.S. Equity Fund             [] GE Short-Term Government Fund
[]GE Strategic Investment Fund     [] GE Money Market Fund


                             CONTENTS
                                                         Page

Investment Objectives and Management Policies               2
Investment Restrictions                                    13
Management of the Trust                                    19
Redemption of Shares                                       24
Exchange Privilege                                         25
Net Asset Value                                            25
Dividends, Distributions and Taxes                         27
The Funds' Performance                                     30
Principal Stockholders                                     33
Additional Information                                     43
Counsel                                                    43
Independent Accountants                                    43
Financial Statements                                       43
Appendix                                                  A-1

    This Statement of Additional Information supplements the information contained in the current Prospectus of GE Funds (the "Trust") dated January 26, 1996, and should be read in conjunction with the Prospectus. Copies of the Prospectus describing the Funds offered by the Trust may be obtained without charge by calling the Trust at the telephone number listed above. Information regarding the status of shareholder accounts may be obtained by calling the Trust at 1-800-746-4417 (Class A or Class B shareholders) or 1-800-242-0134 (Class C or Class D shareholders) or by writing to the Trust at P.O. Box 120065, Stamford, CT 06912-0065. This Statement of Additional Information, although not a prospectus, is incorporated in its entirety by reference into the Prospectus.

               INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

    The Prospectus dated January 26, 1996 discusses the investment objectives and policies of the following eight managed investment funds currently offered by the Trust: GE International Equity Fund (the "International Fund"), GE Global Equity Fund (the "Global Fund"), GE U.S. Equity Fund (the "U.S. Equity Fund"), GE Strategic Investment Fund (the "Strategic Fund"), GE Tax-Exempt Fund (the "Tax-Exempt Fund"), GE Fixed Income Fund (the "Income Fund"), GE Short-Term Government Fund (the "Government Fund") and GE Money Market Fund (the "Money Market Fund"). The GE Mid-Cap Growth Fund (the "Mid-Cap Fund") and the International Fixed Income Fund (the "International Income Fund" and collectively with the International Fund, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Tax-Exempt Fund, the Income Fund, the Government Fund, the Money Market Fund and the Mid-Cap Fund, the "Funds"), two series of the Trust, are not currently being offered by the Trust. Supplemental information is set out below concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

STRATEGIES AVAILABLE TO ALL FUNDS

    WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

    LENDING PORTFOLIO SECURITIES. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder."

    BANK OBLIGATIONS. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

    A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (1) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

    RATINGS AS INVESTMENT CRITERIA. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by GEIM as initial criteria for the selection of portfolio securities on behalf of the Funds, GEIM also relies upon its own analysis to evaluate potential investments.

    Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, other than the Money Market Fund, GEIM will consider the event in its determination of whether the Fund should continue to hold the securities. In the event of a lowering of the rating of a security held by the Money Market Fund or a default by the issuer of the security, the Fund will dispose of the security as soon as practicable, unless the Trust's Board of Trustees determines that disposal of the security would not be in the best interests of the Fund. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

STRATEGIES AVAILABLE TO SOME BUT NOT ALL FUNDS

    SECURITIES OF OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which
(a) do not exceed 3% of the total outstanding voting stock of such company,
(b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

    COVERED OPTION WRITING. The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (1) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion, or exchange of other securities held in its portfolio, (2) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (3) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (4) if at the time the call is written, an amount of cash, Government Securities or other liquid, high grade debt obligations, equal to the fluctuating market value of the optioned securities, is segregated with the Trust's custodian or with a designated sub-custodian. A put option will be deemed covered (1) if, at the time the put is written, an amount of cash, Government Securities or other liquid, high grade debt obligations having a value at least equal to the exercise price of the underlying securities is segregated with the Trust's custodian or with a designated sub-custodian, or
(2) if the Fund continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust's custodian or with a designated sub-custodian).

    The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

    Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

    So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

    An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. GEIM expects that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the over-the-counter market.

    A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

    STOCK INDEX OPTIONS. A Fund may purchase and write put and call options on stock indexes or stock index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Stock index options may be based on a broad or narrow market index or on an industry or market segment.

    The delivery requirements of options on stock indexes differ from options on stock. Unlike a stock option, which contemplates the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

    The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. As a result, successful use by a Fund of options on stock indexes is subject to GEIM's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual stocks.

    FUTURES CONTRACTS. No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Trust's custodian, or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

    Although the Trust intends that the Funds enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

    If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

    Options on Futures Contracts. An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

    FORWARD CURRENCY TRANSACTIONS. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

    OPTIONS ON FOREIGN CURRENCIES. Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Securities and Exchange Commission (the "SEC"), as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

    MUNICIPAL OBLIGATIONS. The term "Municipal Obligations" as used in the Prospectus and this Statement of Additional Information means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.

    Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

    Municipal leases are Municipal Obligations that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with Municipal Obligations. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other Municipal Obligations. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

    Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither the Trust nor GEIM can predict with certainty the effect of recent tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither the Trust nor GEIM can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. The Trust monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments.

    MORTGAGE RELATED SECURITIES. The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

    Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

    Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. GEIM assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

                         INVESTMENT RESTRICTIONS

    Investment restrictions numbered 1 through 10 below have been adopted by the Trust as fundamental policies of the Funds. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Investment restrictions 11 through 17 may be changed by a vote of the Board of Trustees at any time.

    1. No Fund may borrow money, except that the Money Market Fund may enter into reverse repurchase agreements, and except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of a Fund's total assets are outstanding, the Fund will not make any additional investments.

    2.  No Fund may lend its assets or money to other persons, except through
(a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

    3. No Fund, other than the International Income Fund, may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Fund, other than the Money Market Fund, may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

    4. No Fund, other than the International Income Fund, may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund's investments in Government Securities and (b) up to 25% of the value of the assets of a Fund, other than the Money Market Fund, may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

    5. No Fund may invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that the Tax-Exempt Fund may invest more than 25% of the value of its total assets in securities issued or guaranteed by a state, municipality or other political subdivision, unless the securities are backed only by the assets and revenues of non-governmental users. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supranational organizations. In addition, securities held by the Money Market Fund that are issued by domestic banks are excluded from this restriction.

    6. No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

    7. No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

    8. No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

    9. No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

    10. No Fund may invest in commodities, except that each Fund (other than the Money Market Fund) may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in the Prospectus.

    11. No Fund may purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that (a) each Fund, other than the Money Market Fund, may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts; (b) the Tax-Exempt Fund may acquire stand-by commitments and (c) the Money Market Fund may acquire "puts" and "unconditional puts" as defined in Rule 2a-7 under the 1940 Act.

    12. No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

    13. No Fund may invest in companies for the purpose of exercising control or management.

    14. No Fund may purchase securities (other than Government Securities) if, as a result of the purchase, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years, except that in the case of industrial revenue bonds purchased by the Tax-Exempt Fund, this restriction will apply to the entity supplying the revenues from which the issue is to be paid.

    15. No Fund may purchase or retain securities of any company if, to the knowledge of the Trust, any of the Trust's officers or Trustees or any officer or director of GEIM individually owns more than 1/2 of 1% of the outstanding securities of the company and together they own beneficially more than 5% of the securities.

    16. No Fund may purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the value of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange, Inc. (the "NYSE") or the American Stock Exchange. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value. The Money Market Fund may not invest in any form of warrants.

    17. No Fund may purchase illiquid securities if more than 15% of the total assets of the Fund would be invested in illiquid securities; the Money Market Fund will not purchase illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

    18. No Fund may purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), that have been determined to be liquid by the Trust's Board of Trustees based upon the trading markets for the securities. In no event, however, will any Fund's investment in illiquid and non-publicly traded securities, in the aggregate, exceed 15% of its assets. In addition, no Fund may invest more than 50% of its net assets in securities of unseasoned issuers and restricted securities, including for purposes of this restriction, Rule 144A Securities.

    The Trust may make commitments more restrictive than the restrictions listed above with respect to a Fund to permit the sale of shares of the Fund in certain states. Should the Trust determine that any such commitment is no longer in the best interests of a Fund and its shareholders, the Trust will revoke the commitment by terminating the sale of shares of the Fund in the state involved or may otherwise modify its commitment based on a change in the state's restrictions. The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of investment restriction number 5, the Trust may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.

PORTFOLIO TRANSACTIONS AND TURNOVER

    Decisions to buy and sell securities for each Fund are made by GEIM, subject to review by the Trust's Board of Trustees. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are fixed. No stated commission will be generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

    In selecting brokers or dealers to execute securities transactions on behalf of a Fund, GEIM seeks the best overall terms available. In assessing the best overall terms available for any transaction, GEIM considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment advisory agreement between the Trust and GEIM relating to each Fund authorizes GEIM, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which GEIM or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund's receiving brokerage and research services. The Trust's Board of Trustees periodically reviews the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales on behalf of the Funds will be transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Fund will not purchase any security, including Government Securities, during the existence of any underwriting or selling group relating to the security of which any affiliate of the Fund or GEIM is a member, except to the extent permitted under rules, interpretations or exemptions of the SEC. All brokerage transaction commissions paid to affiliates will be fair and reasonable to the shareholders.

    The Money Market Fund may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Fund's experiencing high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, however, this type of trading by the Money Market Fund will not result in the Fund's paying high brokerage commissions.

    During the fiscal year ended September 30, 1995, the International Fund, the Global Fund, the U.S. Equity Fund and the Strategic Fund paid $78,872, $118,140, $98,947 and $27,257, respectively, in commissions to broker-dealers for execution of portfolio transactions. Of these amounts $60, $3,125, $60,981 and $5,259 in brokerage transactions was paid by the International Fund, the Global Fund, the U.S. Equity Fund and the Strategic Fund, respectively, to a broker because of research services provided during the past fiscal year. During the fiscal year ended September 30, 1994, the International Fund, the Global Fund, the U.S. Equity Fund and the Strategic Fund paid $97,673, $79,652, $168,891 and $28,280, respectively in commissions to broker-dealers for execution of portfolio transactions. Of these amounts, $89,877, $68,087, $75,178 and $11,853 in brokerage transactions was paid by the International Fund, the Global Fund, the U.S. Equity Fund and the Strategic Fund, respectively, to a broker because of research services provided during the past fiscal year. The Tax-Exempt Fund, the Income Fund and the Money Market Fund made no payments to broker-dealers for execution of portfolio transactions during the 1995 or 1994 fiscal year. For the 1994 fiscal year, the Global Fund, the U.S. Equity Fund and the Strategic Fund paid $30, $1,750 and $147, respectively, in brokerage commissions to Kidder, Peabody & Co. Incorporated ("Kidder"), an affiliate of the Fund. In 1994, Kidder received .04%, 1.04% and .52% of the brokerage commissions paid by the Global Fund, the U.S. Equity Fund and the Strategic Fund, respectively, and effected .04% 1.52% and .22% of the total dollar amount of transactions for the Global Fund, the U.S.

Equity Fund and the Strategic Fund, respectively. The Funds made no payments to Kidder for execution of portfolio transactions during 1995. During 1994, General Electric Capital Services, Inc., a wholly-owned subsidiary of GE, owned all of the outstanding stock of Kidder, Peabody Group Inc., the parent company of Kidder.

                          MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

    The names of the Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years and their other affiliations are shown below. The executive officers of the Trust are employees of organizations that provide services to the Funds. An asterisk appears before the name of each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act.


                                                       Age and Principal
                               Positions Held          Occupations
Name and Address               with Trust              During Past Five Years
________________              ________________         ______________________

*Michael J. Cosgrove           Chairman of the         Age 46. Executive Vice
 3003 Summer Street            Board and President     President - Mutual Funds
 Stamford, CT 06905                                    of GEIM and General
                                                       Electric Investment
                                                       Corporation ("GEIC"), a
                                                       wholly-owned subsidiary
                                                       of General Electric
                                                       Company ("GE") that is
                                                       registered as an
                                                       investment adviser
                                                       under the Investment
                                                       Advisers Act of 1940,
                                                       as amended, since March
                                                       1993 (responsibilities
                                                       include general
                                                       management of all
                                                       mutual funds managed by
                                                       GEIM and GEIC) and
                                                       Director of GEIC and
                                                       Executive Vice
                                                       President and Director
                                                       of GEIM since 1988;


                                                       from 1988 until 1993,
                                                       Mr. Cosgrove served as
                                                       Executive Vice
                                                       President - Finance and
                                                       Administration of GEIM
                                                       and GEIC.

*Alan M. Lewis                Trustee and              Age 49. Executive Vice
 3003 Summer Street           Executive Vice           President, General
 Stamford, CT 06905           President                Counsel and Secretary
                                                       of GEIM since 1988 and
                                                       of GEIC since October
                                                       1987.

John R. Costantino            Trustee                  Age 49. Managing
150 East 58th Street                                   Director, Walden
New York, NY 10055                                     Partners, Ltd.,
                                                       consultants and
                                                       investors, since August
                                                       1992; President, CMG
                                                       Acquisition Corp.,
                                                       Inc., a holding
                                                       company, since 1988;
                                                       Vice Chairman,
                                                       Acoustiguide Holdings,
                                                       Inc., a holding
                                                       company, since 1989;
                                                       President CMG/IKH,
                                                       Inc., a holding
                                                       company, since 1991;
                                                       Director, Crossland
                                                       Federal Savings Bank, a
                                                       financial institution;
                                                       Director, Brooklyn
                                                       Bankcorp, Inc., a
                                                       financial institution;
                                                       Director, IK Holdings,
                                                       Inc., a holding company
                                                       since 1991; Director,
                                                       I. Kleinfeld & Son,
                                                       Inc., a retailer, since
                                                       1991; Director, High
                                                       Performance Appliances,
                                                       Inc., a distributor of
                                                       kitchen appliances
                                                       ("HPA"), since 1991;
                                                       Director, HPA Hong
                                                       Kong, Ltd., a service
                                                       subsidiary of HPA,
                                                       since 1991; Director,
                                                       Lancit Media
                                                       Productions, Ltd., a
                                                       children's and family
                                                       television film and
                                                       videotape production
                                                       company, since 1995;
                                                       Partner, Costantino
                                                       Melamede-Greenberg
                                                       Investment Partners, a
                                                       general investment
                                                       partnership, from
                                                       September 1987 through
                                                       August 1992.


William J. Lucas              Trustee                  Age 48. Vice President
Fairfield University                                   Treasurer of Fairfield
North Benson Road                                      University since 1983.
Fairfield, CT 06430

Robert P. Quinn               Trustee                  Age 59. Retired since
490 Duck Pond Road                                     1983 from Salomon
Locust Valley, NY 11560                                Brothers Inc.;
                                                       Director, GP Financial
                                                       Corp., a holding
                                                       company, since 1994;
                                                       Director, The
                                                       Greenpoint Savings
                                                       Bank, a financial
                                                       institution, since
                                                       1987.

*Jeffrey A. Groh              Treasurer                Age 33. Treasurer and
 3003 Summer Street                                    Controller of GEIM and
 Stamford, CT 06905                                    GEIC since August 1994;
                                                       prior to August 1994,
                                                       was a Senior Manager in
                                                       Investment Company
                                                       Services Group and
                                                       certified public
                                                       accountant with Price
                                                       Waterhouse LLP.

*Matthew J. Simpson           Secretary                Age 34. Vice President,
 3003 Summer Street                                    Associate
 Stamford, CT 06905                                    General Counsel and
                                                       Assistant Secretary of
                                                       GEIM and GEIC since
                                                       October 1992; attorney
                                                       with the law firm of
                                                       Baker & McKenzie, April
                                                       1991 to October 1992;
                                                       prior to April 1991 was
                                                       an attorney with the
                                                       law firm of Spengler
                                                       Carlson Gubar Brodsky &
                                                       Frischling.


No employee of GE or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of the Trust. Each Trustee of the Trust who is not a director, officer or employee of GEIM, GE Investment Services Inc. (the "Distributor"), GE, or any affiliate of those companies, receives an annual fee of $10,000 for services as Trustee. In addition, each Trustee receives $500 for each meeting of the Trust's Board of Trustees attended by the Trustee and is reimbursed for expenses incurred in connection with attendance at Board meetings.

Trustees' Compensation
(for the last fiscal year)

                                                    Total Compensation for all
                        Total Compensation                Investment Companies
Name of Trustee              from the Trust            Managed by GEIM or GEIC
_______________        _______________________     ___________________________

Michael J.Cosgrove               None                              None+

Alan M. Lewis                    None                              None+

John R. Costantino            $12,000                          $17,000++

William J. Lucas              $12,000                          $17,000++

Robert P. Quinn               $12,000                          $17,000++



_______________________

+ Messrs. Cosgrove and Lewis serve as Trustees of two investment companies advised by GEIM and of eight investment companies advised by GEIC. They are considered to be interested persons of each investment company advised by GEIM or GEIC, as defined under Section 2(a)(19) of the 1940 Act, and accordingly, serve as Trustees thereof without compensation.

++ Messrs. Costantino, Lucas and Quinn serve as Trustees of two investment companies advised by GEIM and the compensation is for their services as Trustees of both companies.

INVESTMENT ADVISER AND ADMINISTRATOR

    GEIM, located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, a wholly-owned subsidiary of GE, bears all expenses in connection with the performance of its services as each Fund's investment adviser and administrator. For the fiscal year ended September 30, 1995, the International Fund, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Tax-Exempt Fund, the Income Fund, the Government Fund and the Money Market Fund paid $237,427, $249,803, $563,259, $127,625, $38,285, $85,281, $28,438
and $161,393, respectively, for investment advisory and administration services. For the fiscal year ended September 30, 1994, the International Fund, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Tax-Exempt Fund, the Income Fund, the Government Fund and the Money Market Fund paid $122,202, $173,762, $431,236, $80,973, $40,920, $117,064, $12,214 and
$81,491, respectively, for investment advisory and administration services. For the fiscal year ended September 30, 1993, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Tax-Exempt Fund, the Income Fund and the Money Market Fund paid $36,124, $98,111, $19,393, $16,451, $17,904 and $15,920,
respectively, for advisory and administration services. Under its agreement governing the investment advisory services it performs with respect to the Funds, GEIM has agreed that, if in any fiscal year of a Fund, the aggregate expenses of a Fund (including management fees, but excluding interest, taxes, brokerage fees, fees paid with respect to each Fund other than the Money Market Fund (individually a "Participant Fund" and collectively the "Participant Funds"), pursuant to the Trust's Shareholder Servicing and Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plans"), and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Trust, GEIM will reimburse the Trust up to the amount of the Fund's investment advisory and administration fee. As of the date of this Statement of Additional Information, the most restrictive state expense limitation applicable to the Funds requires reimbursement of expenses in any year that a Fund's expenses, subject to the limitation, exceed 2-1/2% of the first $30 million of the average daily value of the Fund's net assets, 2% of the next $70 million of the average daily value of the Fund's net assets and 1-1/2% of the remaining average daily value of the Fund's net assets.

    Under the Plans, the Trust pays GEIM, with respect to each Participant Fund, (1) for shareholder services provided to the Class A, Class B and Class
C shares of the Participant Fund, an
annual feeof .25% of the value of the average daily net assets attributed to the Class A, Class B and Class C shares of the Participant Fund, respectively and (2) for distribution services provided to the Class A and Class B shares of each Participant Fund other than the Government Fund, an annual fee of .25% and .75% of the value of the average daily net assets of the Participant Fund, respectively; or in the case of the Government Fund, an annual fee of .25% and .60% of the value of the average daily net assets of the Government Fund, respectively. Under their terms, the Plans continue from year to year, provided their continuance is approved annually by vote of the Trust's full Board of Trustees, as well as by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to them (the "Independent Trustees"). The Plans may not be amended to increase materially the amount of the fees paid under the Plans with respect to a Fund without approval of shareholders of the Fund. In addition, all material amendments of the Plans must be approved by the Trustees and Independent Trustees in the manner described above. The Plans may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). For the fiscal year ended September 30, 1995, the International Fund, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Tax-Exempt Fund, the Income Fund and the Government Fund incurred $12,775, $65,971, $89,445, $64,199, $17,804,
$68,913, $4,527 and $0, respectively for service and distribution fees. For the fiscal year ended September 30, 1994, the International Fund, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Tax Exempt Fund, the
Income Fund and the Government Fund incurred $574, $40,788, $121,987, $34,206, $18,934, $124,644 and $502, respectively, for service and distribution fees. For the fiscal year ended September 30, 1993, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Tax Exempt Fund and the Income Fund incurred $11,967, $61,001, $13,753, $11,766 and $12,695 for service and distribution fees, all of which were waived by GEIM.

    During the fiscal year ended September 30, 1995, GEIM waived a total of $66,501, $94,488, $348,302, $83,026, $76,006, $95,425, $76,414 and $165,031 of
expenses of the International Fund, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Tax-Exempt Fund, the Income Fund, the Government Fund and the Money Market Fund, respectively. During the fiscal year ended September 30, 1994, GEIM waived a total of $49,516, $102,700, $527,744, $105,756,
$60,529, $154,160, $30,600 and $191,863 of expenses of the International Fund, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Tax-Exempt Fund, the Income

Fund, the Government Fund and the Money Market Fund, respectively.
During the fiscal year ended September 30, 1993, GEIM waived a total of $51,981, $205,198, $54,735, $43,599, $52,255 and $65,280 of expenses of the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Tax-Exempt Fund, the Income Fund and the Money Market Fund, respectively.

CUSTODIAN AND TRANSFER AGENT

    State Street Bank and Trust Company ("State Street") is located at 225 Franklin Street, Boston, Massachusetts 02101 and serves as custodian and transfer agent of the Funds' investments. Under its custodian contract with the Trust, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, State Street receives monthly fees charged to the Funds based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. As transfer agent, State Street is responsible for processing redemption requests and crediting dividends to the accounts of shareholders of the Funds.

DISTRIBUTOR

    GE Investment Services Inc. serves as the distributor of shares of the Funds on a best efforts basis.

                                REDEMPTION OF SHARES

    Detailed information on how to redeem shares of a Fund is included in the Prospectus. The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders. A shareholder who pays for Fund shares by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier's check.

                             EXCHANGE PRIVILEGE

    The exchange privilege described in the Prospectus enables a shareholder of a Fund to acquire shares in a Fund having a different investment objective and policies when the shareholder believes that a shift between Funds is an appropriate investment decision. Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request.


                                NET ASSET VALUE

    The Trust will not calculate net asset value on certain holidays. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's shares could be significantly affected.

    Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of the Money Market Fund or a Class of certain Participant Funds may not take place contemporaneously with the determination of the prices of many of their portfolio securities used in the calculation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the Trust's Board of Trustees.
In carrying out the Board's valuation policies, GEIM may consult with one or more independent pricing services ("Pricing Service") retained by the Trust.

     Debt securities of U.S. issuers (other than Government Securities and short-term investments), including Municipal Obligations, are valued by GEIM after consultation with a Pricing Service. When, in the judgment of the Pricing Service, quoted bid prices for investments of the Tax-Exempt Fund are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments of the Tax-Exempt Fund that are not regularly quoted are carried at fair value as determined by the Board of Trustees, which may rely on the assistance of the Pricing Service. The procedures of the Pricing Service are reviewed periodically by GEIM under the general supervision and responsibility of the Board of Trustees of the Trust.

    The valuation of the portfolio securities of the Money Market Fund is based upon amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

    The use of the amortized cost method of valuing the portfolio securities of the Money Market Fund is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less, and invest only in "eligible securities" as defined in the rule, which are determined by GEIM to present minimal credit risks. Pursuant to the rule, GEIM has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Fund's portfolio holdings at such intervals as GEIM may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

    The rule regarding amortized cost valuation provides that the extent of any deviation between the Money Market Fund's net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Trust's Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders of the Money Market Fund, the Board of Trustees must, in accordance with the rule, cause the Fund to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments of the Fund prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    Set forth below is a summary of certain Federal income tax considerations generally affecting the Funds and their shareholders. The summary is not intended as a substitute for individual tax planning, and shareholders are urged to consult their tax advisors regarding the application of Federal, state, local and foreign tax laws to their specific tax situations.

TAX STATUS OF THE FUNDS AND THEIR SHAREHOLDERS

    Each Fund is treated as a separate entity for Federal income tax purposes. Each Fund's net investment income and capital gains distributions are determined separately from any other series that the Trust may designate.

    The Trust intends for each Fund to continue to qualify each year as a "regulated investment company" under the Code. If a Fund (1) is a regulated investment company and (2) distributes to its shareholders at least 90% of its net investment income (including for this purpose its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Fund will not be liable for Federal income taxes to the extent that its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. In addition, in order to avoid a 4% excise tax, a Fund must declare, no later than December 31 and distribute no later than the following January 31, at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income for the year period ending on October 31 of such calendar year. One requirement for qualification as a regulated investment company is that each Fund must diversify its holdings so that, at the end of each quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of Section 851(b)(4)(B) of the Code) that are engaged in the same or similar trades or businesses or related trades or businesses (other than Government Securities or the securities of other regulated investment companies).

    The requirements for qualification as a regulated investment company also include two significant rules as to investment results. First, a Fund must earn at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities (including gains from related investments in foreign currencies) and income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies (the "90% Test"). Second, a Fund must derive less than 30% of its gross income from the sale or other disposition of (i) stock or securities held for less than three months, (ii) options futures, or forward contracts held for less than three months (other than options, futures, or forward contracts on foreign currencies), and (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) held for less than three months, but only if such currencies (or options, future or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "30% Test").

    The 30% Test will restrict the extent to which a Fund may, among other things: (1) sell or purchase put options on securities held for less than three months or purchase put options on substantially identical securities (unless the option and the security are acquired on the same day); (2) write options that expire in less than three months; and (3) close options that were written or purchased within the preceding three months. For purposes of the 30% Test, a Fund's increases or decreases in value of short-term investment positions that constitute certain designated hedging transactions may generally be netted. The Trust does not expect that the 30% Test will significantly affect the investment policies of any Fund.

    A Fund's transactions in options and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund,
(2) will require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above and in the Prospectus. The Trust seeks to monitor transactions of each Fund, will seek to make the appropriate tax elections on behalf of the Fund and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

    In order for the Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of the taxable year of the Tax-Exempt Fund, the Trust will notify the Fund's shareholders of the portion of the dividends paid that constitutes an exempt-interest dividend with respect to that taxable year. The percentage of total dividends paid by the Tax-Exempt Fund with respect to any taxable year that qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for that year.

    Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Fund is not deductible for income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. In addition, if a shareholder of the Tax-Exempt Fund holds shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares.

    As a general rule, a shareholder's gain or loss on a sale or redemption of shares of a Fund will be a long-term capital gain or loss if the shareholder has held the shares for more than one year. The gain or loss will be a short-term capital gain or loss if the shareholder has held the shares for one year or less.

    The Fund's net realized long-term capital gains are distributed as described in the Prospectus. The distributions ("capital gain dividends"), if any, are taxable to a shareholder of a Fund as long-term capital gains, regardless of how long a shareholder has held the shares, and will be designated as capital gain dividends in a written notice mailed by the Trust to the shareholders of the Fund after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for six months or less, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, will be treated as a long-term capital loss. This rule will apply to a sale of shares of the Tax-Exempt Fund only to the extent the loss is not disallowed under the provision described above. Investors considering buying shares of a Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the dividend or distribution payment will be a taxable dividend or distribution payment.

    Special rules contained in the Code apply when a shareholder of a Fund disposes of shares of the Fund through a redemption or exchange within 90 days of purchase and subsequently acquires shares of a Fund on which a sales charge normally is imposed without paying a sales charge in accordance with the exchange privilege described in the Prospectus. In these cases, any gain on the disposition of the shares of the Fund will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired. In addition, if shares of a Fund are purchased within 30 days of redeeming shares at a loss, the loss will not be deductible and instead will increase the basis of the newly purchased shares.

    If a shareholder of a Fund fails to furnish the Trust with a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions from the Fund and (2) the proceeds of any redemptions of shares of the Fund. An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

                        THE FUNDS' PERFORMANCE

    As noted in the Prospectus, the Trust, from time to time, may quote a Fund's performance, in terms of the Money Market Fund's or a Class' yield and/or total return, in reports or other communications to shareholders of the Fund or in advertising material. To the extent that any advertisement or sales literature of a Participant Fund describes the expenses or performance of any Class, it will also disclose the expenses or performance for the other Classes. Additional information regarding the manner in which performance figures are calculated is provided below.

YIELD

    The yield for the Money Market Fund is computed by (1) determining the net change in the value of a hypothetical preexisting account in the Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (2) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (3) annualizing the results (that is, multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Money Market Fund may calculate a compound effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.

     The 30-day yield figure described in the Prospectus is calculated for a Class according to a formula prescribed by the SEC. The formula can be expressed as follows:

                    Yield = 2[(a-b + 1)6-1]
                               cd

Where:

    a =    dividends and interest earned during the period.

    b =    expenses accrued for the period (net of reimbursement).

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

    d =    the maximum offering price per share on the last day of the period.

    For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

    The Tax-Exempt Fund's tax equivalent yield is computed for a Class by dividing that portion of the Fund's yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

    Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

    Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.

AVERAGE ANNUAL TOTAL RETURN

    The "average annual total return" figures described in the Prospectus, are computed for a Class according to a formula prescribed by the SEC. The formula can be expressed as follows:

        P(1 + T)n = ERV

Where P    =    a hypothetical initial payment of $1,000;
      T    =    average annual total return;
      n    =    number of years; and
      ERV  =    Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

AGGREGATE TOTAL RETURN

    The "aggregate total return" figures described in the Prospectus represent the cumulative change in the value of an investment in a Class for the specified period are computed by the following formula:

        Aggregate Total Return = ERV - P
                                          P

Where P    =    a hypothetical initial payment of $1,000; and
      ERV  =    Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                           PRINCIPAL STOCKHOLDERS

    GE, a New York corporation, is the only person known to the Trust to be a control person of the Tax-Exempt Fund or the Government Fund. Aid Association for Lutherans is the only person known to the Trust to be a control person of the International Fund. So long as the above persons own in excess of 25% of the amount of outstanding shares of any class of a Fund they will be deemed to be control persons; however, assuming no further investment by these persons, an increase in the amount of assets of the Fund will result in a diminution of their holdings. The following persons are the only persons known by the Trust to hold beneficially more than 5% of the outstanding shares of any class of the Funds as of December 29, 1995:


                                             Class of                            Percent
Name and Address                               Shares           Amount of             of
of Record Owner             Name of Fund        Owned           Ownership          Class
General Electric               Tax-Exempt        A           4,477 shares         12.70%
Company                              Fund
2 Corporate Drive
Shelton, CT 06484

George N. Rohrbacher,          Tax-Exempt        A           4,359 shares         12.37%
Therese J. Rohrbacher,              Fund
  joint tenants
4473 Lindenhurst Lane
Las Vegas, NV 89120-4206

Frederick E. Hull,             Tax-Exempt        A           2,977 shares          8.45%
Connie M. Hull,                     Fund
  joint tenants
124 Sigel Ave.
Battle Creek, MI
 49017-1536

                                     -33-




                                             Class of                            Percent
Name and Address                               Shares           Amount of             of
of Record Owner             Name of Fund        Owned           Ownership          Class

Kate Frazier                 Tax-Exempt          A          8,274 shares          23.46%
Doty, Trustee                     Fund
Paul & Kate
Doty Family
  Trust
U/A/D 10/3/90
3317 Windsor Road
Austin, TX
78703-2263

Leroy Bednar                  Tax-Exempt          A         4,139 shares          11.74%
Lola Bednar,                        Fund
joint tenants
5304 N. Lamar
Austin, TX 76751-1823

Arlyne R. Dryer,               Tax-Exempt          A        5,264 shares          15.00%
Trustee                             Fund
Gene F. & Arlyne R.
Dryer Trust
U/A/D 2/10/87
12507 Pomerado Ct.
San Diego, CA 92128-2315

General Electric              Tax-Exempt          B         4,435 shares           5.96%
Company                            Fund
2 Corporate Drive
Shelton, CT 06484

Eleanor W. Ecker             Tax-Exempt           B         4,117 shares          5.54%
601 N. Rio Vista Blvd.            Fund
  #304
Ft. Lauderdale, FL
 33301-2946

Helen A. Wickes             Tax-Exempt            B         6,917 shares          9.30%
1831 NE 38th St.                 Fund
 #503
Ft. Lauderdale, FL
 33308-6203


Lillian M. Salinger        Tax-Exempt             B          8,628 shares         11.60%
Shirley Salinger,               Fund
joint   tenants
19370 Collins Ave.
Apt. #522
N. Miami Beach, FL
33160-2248


Roswell C. Taite           Tax-Exempt            B           8,535 shares          11.47%
Fernie L. Taite,                 Fund
  joint tenants
9108 Hilldale
Houston, TX 77055-7438

Harry B. Linnecke         Tax-Exempt             B           4,241 shares          5.70%
Norma J. Linnecke,              Fund
  trustees
Linnecke Family Trust
Dated 12/18/89
3310 Davis Lane
Reno, NV 89511-7956

Pamela G. Willson         Tax-Exempt              B           6,573 shares          8.84%
1435 Willow Creek Lane          Fund
Gardnerville, NV
 89410-5821


                                     -34-



                                             Class of                            Percent
Name and Address                               Shares           Amount of             of
of Record Owner             Name of Fund        Owned           Ownership          Class
George Lewson Trust           Tax-Exempt         B          31,233 shares          5.15%
U/W/O Faye Lewson                   Fund
Samuel Schneeweiss
Trustee
41 E. 42nd St.,  Ste 1410
New York, NY 10017-5301

General Electric               Tax-Exempt        D         243,054 shares          99.30%
Company                              Fund
2 Corporate Drive
Shelton, CT 06484

State Street Bank              Income Fund       A          86,343 shares          16.56%
 & Trust   Co., as
Trustee Grampas & Co.
Trust
FBO Sage Technology
Master Trust
Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank              Income Fund       A          83,300 shares          16.00%
 & Trust Co.
FBO Beamspeed and Co.
BG Automotive Motors Inc.
Master Trust Client
Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank              Income Fund       A          306,230 shares          58.70%
 & Trust Co.
 as Trustee
Beamsail & Co. -
Doubletree
Master Trust Client
Service
1 Enterprise Drive
North Quincy, MA 02171-2126

Wells Fargo Bank, as             Income Fund       A          27,278 shares          5.23%
Trustee
FBO Hubbell Inc. 401(k)
Attn SSP#0167-
112#6971
201 3rd Street 11th Floor
San Francisco, CA
94163-0001


Jason P. Zeringue                Income Fund       B          4,122 shares          9.34%
Sharma Zeringue,
tenants in common
811 Kenneth Boagni Dr.
  #3
Carencro, LA 70570

Juan E. Baquera                  Income Fund       B          2,468 shares          5.59%
2210 Enfield Road
Apt. #8
Austin, TX 78703-3241


                                         -35-




                                             Class of                            Percent
Name and Address                               Shares           Amount of             of
of Record Owner             Name of Fund        Owned           Ownership          Class

State Street Bank            Income Fund         B            2,522 shares          5.72%
 & Trust Co.
C/F The Rollover IRA
of
  Leo E. Main
1124 Northampton
Kalamazoo, MI 49006-2778

State Street Bank           Income Fund         B            2,941 shares          6.66%
 & Trust   Co.
C/F the IRA of Joseph R.
  Fruhauff
5560 SW 7th Street
Plantation, FL 33317-4306

State Street Bank           Income Fund         B            2,869 shares          6.55%
 & Trust Co.
C/F the Rollover IRA
of
  Dorothy F. Porter
840 El Cortez Way
Sparks, NV 89434-3402

Barbara Jampel,             Income Fund         B            2,546 shares          5.77%
Trustee
BJ Productions Inc.
Emp. Retir. T
3900 Pacheco Drive
Sherman Oaks, CA 91403-4419

Lilburn H. Smith and        Income Fund         B            2,385 shares          5.40%
Alma B. Smith, as
Trustees
Lilburn H. Smith Fam.
Trust
Date 12/18/73
12151 Dale St. #C222
Stanton, CA 90680-3844

State Street Bank           Income Fund         D            77,388 shares          13.92%
 & Trust Co., as
 Trustee
Eastmate & Co. Trust
FBO GE Capital Fleet
 Services
Master Trust Client
 Service
1 Enterprise Drive
No. Quincy, MA 02171-2126



State Street Bank           Income Fund         D            435,167 shares          76.03%
 & Trust
  Co., Trustee
Benchside & Co. - GE Cap.
  Asset
Maint. Master Trust
Client Service
One Enterprise Drive
N. Quincy, MA 02171-2126


                                         -36-



                                             Class of                            Percent
Name and Address                               Shares           Amount of             of
of Record Owner             Name of Fund        Owned           Ownership          Class

State Street Bank & Trust    Global Fund         A          134,169 shares        89.24%
  Co., as Trustee
Grampas & Co. Trust
FBO Sage Technology
Master Trust Client
  Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

BHC Securities, Inc.
FAO 22417798
Attn: Mutual Funds Dept.    Global Fund         B              1,688 shares        8.54%
One Commerce Square
2005 Market Street
Philadelphia, PA 19103-7042


State Street Bank & Trust    Global Fund         B             2,786 shares       14.10%
  Co.
C/F The IRA of Sharon L.
  Giever
825 Boswell Lane
Kalamazoo, MI 49005-5405

Lilburn H. Smith and         Global Fund         B              1,388 shares        6.77%
Alma B. Smith, as
Trustees
Lilburn H. Smith Fam.
Trust Dated 12/18/73
U/A/D 7-28-87
12151 Dale Street #C222
Stanton, CA. 90680-3844

State Street Bank & Trust    Global Fund         D            150,902 shares      42.63%
  Co., as
Trustee Eastmate & Co. Trust
FBO GE Capital Fleet
  Services
Master Trust Client
  Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

Boatmen's First National    Global Fund         D            177,467 shares        50.14%
  Bank of
Kansas City,
  as Trustee
ERC Thrift Plan
P.O. Box 14737
St. Louis, MO 63178-4737



State Street Bank & Trust   Strategic Fund       A           193,587 shares      36.37%
  Co., as
Trustee Grampas & Co.
Trust
FBO Sage Technology
Master Trust Client
Service
1 Enterprise Drive
No. Quincy, MA 02171-2126



                                         -37-




                                             Class of                            Percent
Name and Address                               Shares           Amount of             of
of Record Owner             Name of Fund        Owned           Ownership          Class

State Street Bank & Trust   Strategic Fund       A           307,754 shares      57.83%
Co., as Trustee
Beamsail & Co.- Doubletree
Master Trust Client
Service
1 Enterprise Drive
North Quincy, MA 02171-2126

State Street Bank &        Strategic Fund       D           464,550 shares      55.39%
  Trust Co.,
as Trustee Eastmate & Co.
FBO GE Capital Fleet
  Services
Master Trust Client
  Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust   Strategic Fund       D           289,025 shares      34.46%
  Co., Trustee
Benchside & Co., - GE Cap.
  Asset Maint.
Master Trust Client
  Service
One Enterprise Drive
N. Quincy, MA 02171-2126

State Street Bank & Trust   Equity Fund        A           335,982 shares       39.69%
  Co., as Trustee
Grampas & Co.
Trust FBO Sage
Technology
Master Trust Client
Service
1 Enterprise Drive
No. Quincy, MA 02171-2126



State Street Bank & Trust   Equity Fund        A             92,165 shares     11.18%
  Co.
F/B/O Beamspeed & Co.
BG Automotive Motors Inc.
Master Trust Client
Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust   Equity Fund        A             369,814 shares     43.91%
  Co., as Trustee
Beamsail & Co.-
Doubletree
Master Trust Client
Service
1 Enterprise Drive
No. Quincy, MA 02171-2126



                                         -38-




                                             Class of                            Percent
Name and Address                               Shares           Amount of             of
of Record Owner             Name of Fund        Owned           Ownership          Class

State Street Bank & Trust   Equity Fund          D         576,948 shares         8.81%
  Co., as Trustee
Eastmate & Co.
FBO GE Capital Fleet
  Services
Master Trust Client
  Services
1 Enterprise Drive
No. Quincy, MA 02171-2126

Montreal Trust Company,     Equity Fund          D         1,213,110 shares         18.53%
  as Trustee
The Air Canada Pension
  Trust Fund
U/A/D 10/1/72
1800 McGill College Avenue
Montreal, Quebec H3A

Bost & Co.                  Equity Fund          D           631,978 shares         9.65%
Mutual Fund Operations
1 Cabot Road
Medford, MA 02155-5158

State Street Bank & Trust   Equity Fund          D            640,151 shares         9.78%
  Co., Trustee
Benchside & Co. - GE Cap.
  Asset Maint.
Master Trust Client
Service
One Enterprise Drive
N. Quincy, MA 02171-2126

Clark & Co.                Equity Fund          D            668,928 shares         10.22%
FBO UT O C Tanner
  Pension
P. O. Box 39
Westerville, OH 43085-0039



State Street Bank         Money Market          --          8,761,294 shares        11.47%
 & Trust Co., as Trustee
Beamsail & Co. -
Doubletree
Master Trust Client
Service
1 Enterprise Drive
North Quincy, MA 02171-2126

State Street Bank         Money Market          --          7,835,261 shares        10.26%
 & Trust Co., as
Trustee
Eastmate & Co. Trust
FBO GE Capital Fleet
  Services
Master Trust Client
  Service
1 Enterprise Drive
No. Quincy, MA 02171-2126




                                         -39-




                                             Class of                            Percent
Name and Address                               Shares           Amount of             of
of Record Owner             Name of Fund        Owned           Ownership          Class

State Street Bank           International        A          253,272 shares        95.41%
 & Trust Co., as                    Fund
Trustee
Beamsail & Co. -
Doubletree
Master Trust Client
Service
1 Enterprise Drive
North Quincy, MA 02171-2126

BHC Securities, Inc.           International        B          746 shares        19.51%
FAO 22402626                           Fund
Attn:  Mutual
 Funds Dept.
One Commerce Square
2005 Market Street,
  Suite 1200
Philadelphia, PA 19103-7042

State Street Bank              International        B          196 shares        5.13%
 & Trust Co.                           Fund
C/F The IRA of
 Robert D. Miller
P. O. Box 1569
Clarkesville, GA 30523-1569

State Street Bank              International        B          323 shares        8.45%
 & Trust Co.                           Fund
C/F The SEP IRA of
 Tyrone Dale Hailey
1174 South Diamond Bar
Blvd.
  #522
Diamond Bar, CA 91765-2203

State Street Bank              International        B          285 shares        6.94%
 & Trust Co.                           Fund
C/F The IRA of
 Ada Marie Darling
748 Wheaton
Kalamazoo, MI 49008-1359

State Street Bank              International        B          218 shares        5.72%
 & Trust Co.                           Fund
C/F The Rollover IRA
of
  Robert A. Hackett
2130 Wisteria
Baton Rouge, LA 70606-5346



Leroy B. Daigle               International        B          312 shares        8.17%
1200 Mary Lee                          Fund
Franklin, LA 70536-3510

Margaret L. Cape              International        B          220 shares        5.75%
5975 E. Pacific Coast                  Fund
  Hwy. #1
Long Beach, CA 90803-4950



                                         -40-




                                             Class of                            Percent
Name and Address                               Shares           Amount of             of
of Record Owner             Name of Fund        Owned           Ownership          Class

State Street Bank           International        B             211 shares          5.53%
 & Trust Co.                        Fund
C/F The IRA
of Antonio Reyes
1805 SW 97thTer.
Miramar, FL33025-1931

John H. Pender,           International        D           423,435 shares          16.68%
 as Trustee                        Fund
Aid Association
for Lutherans
4321 North Ballard Road
Appleton, WI 54919-0001

Aid Association           International        D           1,854,263 shares          73.05%
for Lutherans                     Fund
4321 North Ballard Road
Appleton, WI 54919-0001

State Street Bank           International        D           256,528 shares          10.11%
 & Trust Co.,                        Fund
 Trustee
Benchside & Co. - GE Cap.
  Asset Maint.
Master Trust
 Client Service
One Enterprise Drive
N. Quincy, MA 02171-2126

Ronald J. Felmus           International        C            17,241 shares          16.21%
 & Veta Felmus,                     Fund
 Trustees
Felmus Family
 Residual Trust
U/A/D 5/9/79
22 Pine Circle South
Belleair, FL 34616

General Electric Company      Government        A            2,308 shares             9.05%
2 Corporate Drive                   Fund
Shelton, CT 06484



State Street Bank             Government        A           14,027 shares            54.98%
 & Trust Co.                       Fund
FBO Beamspeed and Co.
BG Automotive Motors
Master Trust
 Client Service
One Enterprise Drive
No. Quincy, MA 02171

Mary McKinney                 Government        A            4,187 shares             16.41%
Dawn M. Clark,                      Fund
joint tenants
1517 Forest Trail
Austin, TX 78703-3229

Arlyne R. Dryer,              Government        A            4,205 shares             16.48%
 Trustee                            Fund
Gene F. & Arlyne R.
Dryer Trust
U/A/D 2/10/87
12507 Pomerado Ct.
San Diego, CA 92128-2315




                                         -41-




                                             Class of                            Percent
Name and Address                               Shares           Amount of             of
of Record Owner             Name of Fund        Owned           Ownership          Class

General Electric              Government         B           2,293 shares         32.36%
Company                             Fund
2 Corporate Drive
Shelton, CT 06484

Charles DiPasquale            Government         B           2,523 shares         35.63%
3181 Holiday Spring                 Fund
 Blvd. Apt. #43
Margate, FL 33063-5464

Don L. Nelson                 Government         B           1,284 shares         18.14%
150 S. Laurel Drive                 Fund
Margate, FL 33063-5370

Cathy Stockstill              Government         B             962 shares         13.59%
15149 Weddington St.                Fund
Sherman Oaks, CA 91411-3944

John R. Costantino            Government         C          44,020 shares         17.50%
and                                 Fund
Barbara C. Costantino
165-84 Street
Brooklyn, NY 11229-6604

Sandra L. Scherer and         Government         C          24,307 shares         9.67%
George E. Scherer II,               Fund
  as Trustees
  Sandra L. Scherer
  Revocable Trust
16301 Fairway Woods Drive
  #804
Ft Myers, FL 33908-5333

General Electric Company      Government         D        375,144 shares         63.88%
2 Corporate Drive                   Fund
Shelton, CT 06484

State Street Bank             Government         D        212,078 shares         36.11%
 & Trust Co., as Trustee           Fund
Eastwall & Co. Trust
FBO GE Consulting
Master Trust
Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126


    As of December 29, 1995, the current Trustees and officers of each Fund, as a group, beneficially owned less than 1% of each Fund's outstanding shares other than the Government Fund. As of that same date, the current Trustees and officers of each Fund, as a group, beneficially owned 5.05% of the outstanding shares of the Government Fund.

                          ADDITIONAL INFORMATION

    The Trust was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time (the "Declaration"). The Government Fund and the International Fund were added as series of the Trust pursuant to an amendment to the Declaration on March 1, 1994. The Mid-Cap Fund and the International Income Fund are newly added series of the Trust which were established pursuant to an amendment to the Declaration on June 17, 1994. In the interest of economy and convenience, certificates representing shares of a Fund are not physically issued. State Street maintains a record of each shareholder's ownership of shares of a Fund.

    Massachusetts law provides that shareholders of the Funds could, under certain circumstances be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee of the Trust. The Declaration provides for indemnification from the property of a Fund for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder of a Fund's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust and the Funds in such a way so as to avoid, as far as practicable, ultimate liability of the shareholders for liabilities of the Funds.

                                     COUNSEL

    Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York 10022, serves as counsel for the Trust.

                             INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants of the Trust.

                             FINANCIAL STATEMENTS

    The Annual Report, dated September 30, 1995, which either accompanies this Statement of Additional Information or has previously been provided to the person to whom this Statement of Additional

Information is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein. The Trust will furnish, without charge, a copy of the Annual Report, upon request to the Trust at P.O. Box 120065, Stamford, CT 06912-0065, (203) 326-4040.

                                     APPENDIX

                               DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

    The rating A-1+ is the highest, and A-1 the second highest commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. Capacity for timely payment on issues rated A-2 is satisfactory. However, the relative degree of safety is not as high as issues designated "A-1."

    The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance;
(d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                        -A-1-

    Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although that capacity may be susceptible to adverse changes in business, economic and financial conditions.

    Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

    Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment; liquidity factors and company fundamentals are sound.

    Thompson BankWatch Inc. employs the rating TBW-1 to indicate issues having a very high degree of likelihood of timely payment. TBW-2 indicates a strong degree of safety regarding timely payment, however, the relative degree of safety is not as high as for issues rated TBW-1. While the rating TBW-3 indicates issues that are more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. The lowest rating category is TBW-4; this rating is regarded as non-investment grade and, therefore, speculative.

    Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P's ratings of A-1+ and A-1 as being in S&P's highest rating category.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

    AAA -- This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

                                        -A-2-

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
     BBB -- Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

    BB, B and CCC -- Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

    Aaa -- Bonds that are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly

                                        -A-3-
secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

    Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P MUNICIPAL BOND RATINGS

    AAA -- Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

    General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

    Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

     AA -- High Grade -- The investment characteristics of bonds in this group are only slightly less marked than those of the prime

                                        -A-4-
quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

    A -- Good Grade -- Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

    General Obligations Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

    Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

    BBB -- Medium Grade -- Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

    General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

    Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

     BB, B, CCC and CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some

                                        -A-5-
quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

    S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS

    Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

    Aaa -- Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.


                                        -A-6-

    Baa -- Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

    B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high

                                        -A-7-
quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


                                        -A-8-

                                       PART C

                                 OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

    (a) Financial Statements (for each of GE International Equity Fund ("International Fund"), GE Global Equity Fund ("Global Fund"), GE U.S. Equity Fund ("U.S. Equity Fund"), GE Strategic Investment Fund ("Strategic Fund"), GE Tax-Exempt Fund ("Tax-Exempt Fund"), GE Fixed Income Fund ("Income Fund"), GE Short-Term Government Fund ("Government Fund") and GE Money Market Fund ("Money Market Fund") (collectively with GE International Fixed Income Fund ("International Income Fund") and GE Mid-Cap Growth Fund ("Mid-Cap Fund"), the "Funds")):

(1)        Financial Highlights for the period ended September
           30, 1993, and for the fiscal years ended September 30, 1994 and September 30, 1995.

(2)        Statement of Assets and Liabilities as of September 30,
           1995. **

(3)        Statement of Operations for the fiscal year ended
           September 30, 1995. **

(4) Statement of Changes in Net Assets for the fiscal years ended September 30, 1994 and September 30, 1995. **

(5)        Changes in Fund Shares for the fiscal years ended
           September 30, 1994 and September 30, 1995. **

(6)        Notes to Financial Statements. **

(7)        Schedule of Investments as of September 30, 1995. **

(8)        Notes to Schedules of Investments. **

(9)        Report of Independent Accountants.**




_______________

** Incorporated by reference to the Trust's Annual Report to shareholders for the period ended September 30, 1995.

                                        -C-1-

(b) Exhibits:

      Exhibit No.     Description of Exhibit

         1(a)         Declaration of Trust*

         1(b) Certificate of Amendment of Declaration of Trust and Change of Series Designation*

         1(c) Form of Amendment to Declaration of Trust to add Government Fund and International Fund*

          1(d) Form of Amendment to Declaration of Trust to add Mid-Cap Fund and Bond Fund*

          2           By-Laws*

          3           Inapplicable

          4 Written Plan Adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended.*

          5(a)        Form of Investment Advisory and Administration
                      Agreement*

          5(b) Form of Investment Advisory Agreement for Government Fund and International Fund*

          5(c) Form of Investment Advisory Agreement for Mid-Cap Fund and International Income Fund*

          6           Form of Distribution Agreement, as amended*

          7           Inapplicable

          8           Form of Custodian Contract*

         9(a)         Form of Transfer Agency and Service Agreement*

         9(b) Form of Administration Agreement for Government Fund and International Fund*

         9(c) Form of Administration Agreement for Mid-Cap Fund and International Income Fund*
______________

*  Previously filed.

                                        -C-2-

    10 Opinion of Willkie Farr & Gallagher including consent*

    10(b)     Opinion of Bingham, Dana & Gould, including consent*

    11        Consent of Price Waterhouse LLP

    12        Inapplicable

    13(a)     Purchase Agreement*

    13(b)     Form of Purchase Agreement for Government Fund and International
              Fund*

    13(c) Form of Purchase Agreement for Mid-Cap Fund and International Income Fund*

    14        Inapplicable

    15(a) Form of Amended and Restated Shareholder Servicing and Distribution Plan*

    15(b)     Form of Shareholder Servicing and Distribution Plan for
              Government Fund*

    15(c) Form of Amended and Restated Shareholder Servicing and Distribution Agreement*

    15(d) Form of Shareholder Servicing and Distribution Agreement for Government Fund*

    16        Schedule of computation of performance data information


______________________

*    Previously filed

                                        -C-3-

Item 25. Persons Controlled by or Under Common Control with Registrant

    See item 28.

Item 26.    Number of Holders of Securities


                              Number of Record
    Title of Class            Holders as of December 29, 1995

    Shares representing
    beneficial interests,
    par value $.001 per share
    of:

    Global Fund - Class A                205
    Global Fund - Class B                 97
    Global Fund - Class C              3,853
    Global Fund - Class D                 21
    International Fund - Class A         104
    International Fund - Class B          41
    International Fund - Class C         285
    International Fund - Class D          23
    U.S. Equity Fund - Class A           260
    U.S. Equity Fund - Class B           372
    U.S. Equity Fund - Class C         3,506
    U.S. Equity Fund - Class D            43
    Strategic Fund - Class A             170
    Strategic Fund - Class B             193
    Strategic Fund - Class C           2,350
    Strategic Fund - Class D              25
    Tax-Exempt Fund - Class A             36
    Tax-Exempt Fund - Class B             46
    Tax-Exempt Fund - Class C            730
    Tax-Exempt Fund - Class D              9
    Income Fund - Class A                 52
    Income Fund - Class B                 59
    Income Fund - Class C              1,690
    Income Fund - Class D                 29
    Government Fund - Class A             25
    Government Fund - Class B             13
    Government Fund - Class C            168
    Government Fund - Class D             12
    Money Market Fund                  5,012

                                        -C-4-

    There will be no holders of the shares of beneficial interest, par value $.001 per share, of the International Income Fund and the Mid-Cap Fund on the date this Registration Statement becomes effective.

 Item 27.    Indemnification

    Reference is made to Article IV of the Declaration of Trust of GE Funds ("Registrant") filed as Exhibit 1 to this Registra-tion Statement. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted for Trustees, officers and controlling persons of Registrant pursuant to provisions of Registrant's Declaration of Trust, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

    Reference is made to "Management of the Trust" in the Prospectus forming Part A, and "The Management of the Trust" in the Statement of Additional Information forming Part B, of this Registration Statement.

    The list required by this Item 28 of officers and directors of GEIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by GEIM pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-31947).

Item 29.        Principal Underwriters

    (a) GE Investment Services Inc. ("GEIS") also serves as distributor for Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Global Fund, Elfun Money Market Fund, Elfun Trusts and Elfun Diversified Fund.

    (b) The information required by this Item 29 with respect to each director and Officer of GEIS is incorporated by reference to Schedule A

                                        -C-5-
of
Form BD filed by GEIS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-45710).

    (c)  Inapplicable.

Item 30.    Location of Accounts and Records

    All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder, are maintained at the offices of: Registrant located at 3003 Summer Street, Stamford, Connecticut 06905; State Street Bank and Trust Company ("State Street"), Registrant's custodian and transfer agent, located at 225 Franklin Street, Boston, Massachusetts 02101; and Boston Financial Data Services, Inc., a subsidiary of State Street, located at 2 Heritage Drive, Quincy, Massachusetts 02171.


Item 31.    Management Services

    Inapplicable.

Item 32.    Undertakings

    (a) Registrant undertakes to call a meeting of the shareholders of each Fund for the purpose of voting upon the question of removal of a trustee or trustees of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

    (b)    Not applicable.

    (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


                                        -C-6-

                                    SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on the 25th day of January, 1996.

                    By:/s/ Michael J. Cosgrove
                           Michael J. Cosgrove
                           President and Chairman
                            of the Board

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.



Signature                               Title                    Date


/s/ Michael J. Cosgrove                                      January 25, 1996
    Michael J. Cosgrove            President and
                              Chairman of the Board
                            (Chief Executive Officer)



/s/ Alan M. Lewis                                            January 25, 1996
    Alan M. Lewis           Executive Vice President
    and Trustee


/s/ John Costantino                                           January 25, 1996
    John Costantino                   Trustee



/s/ William Lucas                                             January 25, 1996
    William Lucas                     Trustee



/s/ Robert Quinn                                               January 25, 1996
    Robert Quinn                      Trustee



/s/ Jeffrey A. Groh                                            January 25, 1996
    Jeffrey A. Groh                  Treasurer
                               (Chief Financial and
                                Accounting Officer)

INDEX TO EXHIBITS

                                                      Page Number in
                                                   Sequential Numbering
 Exhibit No.        Description of Exhibit                 Sequence

    1(a)        Declaration of Trust*
    1(b)        Certificate of Amendment of
                Declaration of Trust and Change
                of Series Designation*
    1(c)        Form of Amendment to Declaration
                of Trust to add Government Fund
                and International Fund*
    2           By-Laws*
    4           Written Plan Adopted Pursuant to
                Rule 18f-3 under the Investment
                Company Act of 1940, as amended*
    5(a)        Form of Investment Advisory and
                Administration Agreement*
    5(b)        Form of Investment Advisory
                Agreement for Government Fund
                and International Fund*
    6           Form of Distribution Agreement,
                as amended*
    8           Form of Custodian Contract*
    9(a)        Form of Transfer Agency and
                Service Agreement*
    9(b)        Form of Administration Agreement
                for Government Fund and
                International Fund*
    10          Opinion of Willkie Farr & Gallagher,
                including consent*
    10(b)       Opinion of Bingham, Dana & Gould,
                including consent*
    11          Consent of Price Waterhouse LLP
    13(a)       Purchase Agreement*
    13(b)       Form of Purchase Agreement for
                Government Fund and International Fund*
    15(a)       Form of Amended and Restated
                Shareholder Servicing and
                Distribution Plan*


    15(b)       Form of Shareholder Servicing and
                Distribution Plan for Government Fund*
    15(c)       Form of Amended and Restated Shareholder
                Servicing and Distribution Agreement*
    15(d)       Form of Shareholder Servicing
                and Distribution Agreement for
                Government Fund*
    16          Schedule of computation of performance
                data information

__________________________

*      Previously filed.